          As filed with the Securities and Exchange Commission on April 29, 1998
                                                       Registration No. 33-26305
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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]

                        PRE-EFFECTIVE AMENDMENT NO. ___


                        POST-EFFECTIVE AMENDMENT NO. 36                  [x]
                                     and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]

                                AMENDMENT NO. 38                         [x]

                 _____________________________________________

                              BLACKROCK FUNDS /SM/

                     (Formerly, Compass Capital Funds/SM/)

               (Exact Name of Registrant as Specified in Charter)

Bellevue Corporate Center               Brian Kindelan, Esq.        copy to:
     400 Bellevue Parkway          PNC Bank Corp.                   Gary S. Schpero, Esq.
     Suite 100                     1600 Market Street, 28th Floor   Simpson Thacher & Bartlett
     Wilmington, Delaware 19809    Philadelphia, PA  19103          425 Lexington Avenue
     (Address of Principal         (Name and Address of             New York, New York  10017
      Executive Offices)           Agent for Service)
      Registrant's Telephone Number
          (302) 792-2555

               _____________________________________________

It is proposed that this filing will become effective (check appropriate box)
     [X] immediately upon filing pursuant to paragraph (b)
     [ ] on date pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on [date] pursuant to paragraph (a)(i)
     [ ] 75 days after filing pursuant to paragraph (a)(ii)
     [ ] on [date] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                BLACKROCK FUNDS
                             CROSS REFERENCE SHEET

Item
Number
Form N-1A,                      Prospectus                           Statement of Additional
Part A                           Caption                               Information Caption
-----------  ------------------------------------------------  ------------------------------------
  1             Cover Page

  2             What Are The Expenses Of The Portfolios?                    Expenses

  3(a)          What are the Portfolios' Financial Highlights?              Performance Information

  3(b)          Not Applicable

  3(c)          How Is Performance Calculated?

  4(a),(b)      Cover Page; What Are The Portfolios?; What                  Investment Policies;
                Additional Investment Policies And Risks                    Additional Information Concerning
                Apply?; What Are The Portfolios' Fundamental                Shares
                Investment Limitations?; How Is The Fund
                Organized?

  4(c)          What Are The Portfolios?; What Additional                   Investment Policies
                Investment Policies And Risks Apply?

  5             Who Manages The Fund?                                       Trustees and Officers

  5A            Not Applicable

  6(a),(b),(c)  What Are The Shareholder Features Of The                    Shareholder and Trustee Liability of
                Fund?; How Frequently Are Dividends And                     the Fund; Additional Information
                Distributions Made To Investors?; How Is The                Concerning Shares; Miscellaneous
                Fund Organized?

  6(d)          Not Applicable

  6(e)          How Can I Get More Information?

  6(f)          How Frequently Are Dividends And
                Distributions Made To Investors?

  6(g)          How Are Fund Distributions Taxed?

  6(h)          What Pricing Options Are Available To
                Investors?

  7(a)          How Are Shares Purchased?  How are Shares                   Purchase And Redemption
                Purchased And Redeemed?                                     Information

  7(b)         How Is Net Asset Value Calculated?; What Is                  Purchase And Redemption
               The Schedule Of Sales Charges And                            Information
               Exemptions?

  7(c)         What Is The Schedule Of Sales Charges And
               Exemptions?

  7(d)         How Are Shares Purchased?; How Are Shares
               Purchased And Redeemed?

Item
Number
Form N-1A,                      Prospectus                           Statement of Additional
Part A                           Caption                               Information Caption
-----------  ------------------------------------------------  ------------------------------------

  7(e)          Not Applicable

  7(f)          Who Manages The Fund?                                       Investment Advisory,
                                                                            Administration, Distribution And
                                                                            Servicing Arrangements
  7(g)          What Is The Schedule Of Sales Charges And
                Exemptions?
  8(a),(b),(c), How Are Shares Redeemed?;  How Are Shares                   Purchase And Redemption
  (d)            Purchased And Redeemed?                                    Information

  9              Not Applicable

Item
Number
Form N-1A,                      Prospectus                           Statement of Additional
Part B                           Caption                               Information Caption
-----------  ------------------------------------------------  ------------------------------------

  10                                                                         Cover Page

  11                                                                         Table of Contents

  12                                                                         Not Applicable

  13(a),(b),(c)             What Additional Investment Policies And          Investment Policies
                            Risks Apply?

  13(d)                                                                      Not Applicable

  14(a)                                                                      Trustees And Officers

  14(b)                                                                      Not Applicable

  14(c)                                                                      Trustees And Officers

  15(a)                     How Is The Fund Organized?                       Miscellaneous

  15(b)                                                                      Not Applicable

  15(c)                                                                      Trustees And Officers

  16                        Who Manages The Fund?                            Investment Advisory,
                                                                             Administration, Distribution and
                                                                             Servicing Arrangements

  17(a)                                                                      Portfolio Transactions

  17(b)                                                                      Not Applicable

  17(c)                                                                      Portfolio Transactions

  17(d)                                                                      Not Applicable

  17(e)                                                                      Not Applicable

  18(a)                     What Are The Shareholder Features Of The         Additional Information Concerning
                            Fund?; How Frequently Are Dividends And          Shares
                            Distributions Made To Investors?; How Is The
                            Fund Organized?
  18(b)                                                                      Not Applicable

  19(a)                     How Are Shares Purchased?; How Are Shares        Purchase And Redemption
                            Redeemed?; How Are Shares Purchased And          Information
                            Redeemed?;  What Are The Shareholder
                            Features Of The Fund?

  19(b)                     How Is Net Asset Value Calculated                Valuation Of Portfolio Securities

  19(c)                                                                      Purchase And Redemption
                                                                             Information

  20                        How Are Fund Distributions Taxed?                Taxes

Item
Number
Form N-1A,                      Prospectus                           Statement of Additional
Part                            Caption                               Information Caption
-----------  ------------------------------------------------  ------------------------------------

  21(a)                     Who Manages The Fund?             Investment Advisory,
                                                              Administration, Distribution And
                                                              Servicing Arrangements

  21(b)                                                       Not Applicable

  21(c)                                                       Not Applicable

  22(a)                                                       Not Applicable

  22(b)                     How Is Performance Calculated?    Performance Information

  23                                                            Not Applicable



 Part C
 ------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                EXPLANATORY NOTE
                                ----------------

The prospectuses for the Service, Investor A, Investor B, Investor C and Institutional Shares of the Low Duration Bond, Intermediate Government Bond, Intermediate Bond, Core Bond, Government Income, Managed Income, International Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity and Select Equity Portfolios, each dated January 28, 1998, are incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on January 27, 1998.

The prospectuses for the Service, Investor A, Investor B, Investor C and Institutional Shares of the Micro-Cap Equity Portfolio, each dated January 28, 1998, as revised April 15, 1998, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497 under the Securities Act of 1933, as amended (the "Securities Act") on April 16, 1998.

The prospectus for Service Shares of the Money Market Portfolio, dated January 28, 1998, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on February 11, 1998.

The prospectus for Investor A Shares of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, dated January 28, 1998, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on February 11, 1998.

The prospectus for the BlackRock Shares of the Low Duration Bond, Core Bond and Intermediate Bond Portfolios, dated January 28, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on January 27, 1998.

The prospectus for the shares of the Multi-Sector Mortgage Securities Portfolio III, dated January 28, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on January 27, 1998.

The prospectus for the shares of the BlackRock Strategic Portfolio I and the BlackRock Strategic Portfolio II, dated January 28, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A on January 27, 1998.

The statement of additional information for the Multi-Sector Mortgage Securities Portfolio III, dated January 28, 1998, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on February 2, 1998.

The statement of additional information for the BlackRock Strategic Portfolio I and the BlackRock Strategic Portfolio II, dated January 28, 1998, is incorporated by reference to the Registrant's filing of a definitive copy under Rule 497 under the Securities Act on February 2, 1998.

                                                                April 29, 1998

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THE BLACKROCK GNMA PORTFOLIO INVESTOR SHARES
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                                                                          PAGE
            What Are The Expenses Of The Portfolio?......................   4
            What Is The Portfolio?.......................................   6
            What Types Of Securities Are In The Portfolio?...............   7
            What Additional Investment Policies And Risks Apply?.........   8
            What Are The Portfolio's Fundamental Investment
             Limitations?................................................  15
            Who Manages The Fund?........................................  16
            What Pricing Options Are Available To Investors?.............  20
            What Are The Key Considerations In Selecting A Pricing
             Option?.....................................................  21
            How Are Shares Purchased?....................................  22
            How Are Shares Redeemed?.....................................  23
            What Are The Shareholder Features Of The Fund?...............  25
            What Is The Schedule Of Sales Charges And Exemptions?........  27
            How Is Net Asset Value Calculated?...........................  31
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  31
            How Are Fund Distributions Taxed?............................  32
            How Is The Fund Organized?...................................  34
            How Is Performance Calculated?...............................  35
            How Can I Get More Information?..............................  36

ASKING THE KEY
QUESTIONS

              This Prospectus sets forth concisely information about the Black-Rock GNMA Portfolio (the "Portfolio") that a prospective investor needs to know before investing. Please keep it for future refer-ence. A Statement of Additional Information dated April 29, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the BlackRock Funds SM (the "Fund") by call-ing (800) 441-7762. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other infor-mation regarding the Fund that has been filed with the SEC.

              SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       2.

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THE GNMA PORTFOLIO OF BLACKROCK FUNDS
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               The BLACKROCK FUND family consists of 35 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds/SM/ to BlackRock Funds/SM/.

               The GNMA Portfolio of BLACKROCK FUNDS is one of fourteen in-vestment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Eight of these portfolios invest in taxable bonds, and six of these portfolios invest in tax-exempt bonds. A detailed de-scription of the GNMA Portfolio begins on page 6. To obtain a prospectus describing the Fund's other fixed income portfolios, call (800) 441-7762.

               The Portfolio's performance benchmark is the Lehman GNMA Index and its Lipper peer group is the GNMA Funds category. The Leh-man GNMA Index is comprised of mortgage-backed pass-through se-curities of the Government National Mortgage Association(GNMA).

               BlackRock Advisors, Inc. serves as investment adviser to the Portfolio. BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, Inc., serves as sub-adviser to the Portfolio.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE            and comprehensive information on the BlackRock GNMA Portfolio.
BLACKROCK      We intend this document to be an effective tool as you explore
GNMA           different directions in fixed income investing.
PORTFOLIO

CONSIDERING
THE RISKS IN   There can be no assurance that any mutual fund will achieve its
BOND           investment objective. The Portfolio may purchase mortgage-re-
INVESTING      lated, asset-backed, and illiquid securities; enter into repur-
               chase and reverse repurchase agreements and engage in leveraging, which is a speculative technique; lend portfolio securities to third parties; and enter into futures contracts and opinions. See "What Additional Investment Policies And
               Risks Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE            Portfolio, see "How Are Shares Purchased" and "How Are Shares
BLACKROCK      Redeemed?"
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses and shareholder transaction expenses expected to be incurred by Investor Shares of the Portfolio for the current fiscal year as a percentage of average daily net assets. The figures shown under "Other expenses" are estimated for the current fiscal year. An ex-ample based on the summary is also shown.

                                                             GNMA
                                                          PORTFOLIO
                                               INVESTOR A INVESTOR B INVESTOR C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Front-End Sales Charge(/1/)
 (as a percentage of offering price)               4.0%      None       None
Maximum Deferred Sales Charge(/1/)(/2/)
 (as a percentage of offering price)              None        4.5%       1.0%
Sales Charge on Reinvested Dividends              None       None       None
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/3/)             .35%       .35%       .35%
12b-1 and shareholder servicing/processing
 fees (after fee waivers)(/3/)(/4/)                .40       1.15       1.15
Other operating expenses (after fee
 waivers)(/3/)                                     .32        .32        .32
                                                   ---        ---        ---
Total Portfolio operating expenses (after fee
 waivers)(/3/)                                    1.07%      1.82%      1.82%
                                                  ====       ====       ====

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other operating expenses" includes the administration fees payable by the Portfolio. Without waivers, advisory fees would be .55% and administration fees would be .23% for each class of the Portfolio. BlackRock Advisors, Inc. and the Portfolio's administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fis-cal year as necessary to maintain the Portfolio's total operating expenses at the levels set forth in the table. Without waivers, "Other operating ex-penses" would be .38% for each of Investor A Shares, Investor B Shares and Investor C Shares, and "Total Portfolio operating expenses" would be 1.33% for Investor A Shares and 2.08% for each of Investor B Shares and Investor C Shares. "12b-1 and shareholder servicing/processing fees" includes the shareholder servicing and shareholder processing fees payable by the Port-folio, which are payable at .25% and .15%, respectively, for each class of the Portfolio. The Portfolio does not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares (otherwise payable at the maxi-mum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                       4.

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EXAMPLE

An investor in Investor Shares would pay the following expenses on a $1,000 in-vestment assuming (1) a 5% annual return, (2) redemption at the end of each time period and (3) with respect to Investor B and Investor C shares only, no redemption at the end of each time period:

                          ONE YEAR THREE YEARS
GNMA Portfolio
 A Shares*                  $41        $63
 B Shares (Redemption)**     63         95
 B Shares (No Redemption)    18         57
 C Shares (Redemption)**     28         57
 C Shares (No Redemption)    18         57

 * Reflects the imposition of the maximum front-end sales charge at the begin-ning of the period.
 ** Reflects the deduction of the deferred sales charge.

In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolio. For information regarding such compensation, see "Who Manages The Fund?--Distribu-tion and Service Plan" in the Prospectus and "Investment Advisory, Administra-tion, Distribution and Servicing Arrangements" in the Statement of Additional Information.

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses that an investor in the Portfolio will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       5.

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO?
--------------------------------------------------------------------------------

                  The GNMA Portfolio of BLACKROCK FUNDS is one of fourteen BlackRock investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these portfolios invest solely in taxable bonds and six of these portfolios invest in tax-ex-empt bonds.

                  In certain investment cycles and over certain holding peri-ods, a fund that invests in any one of these styles may per-form above or below the market. An investment program that combines these multiple disciplines allows investors to se-lect from among these various product options in the way that most closely fits the investor's goals and sentiments.

            Investment Objective The GNMA Portfolio seeks to provide current income consistent with the preservation of
                                 capital.
            Investment Style     The Portfolio generally pursues securities
                                 issued by the Government National Mortgage
                                 Association ("GNMAs"), as well as other U.S.
                                 Government securities.
            Portfolio Emphasis   Portfolio assets are invested primarily in
                                 GNMAs. GNMAs are securities issued by the
                                 Government National Mortgage Association which
                                 represent interests in pools of residential
                                 mortgage loans originated by private lenders.
                                 The dollar-weighted average maturity of the
                                 Portfolio will range from approximately 5 to
                                 10 years.*

                  --------

                  * The Portfolio's sub-adviser will normally attempt to struc-
                    ture the Portfolio to have comparable duration to its per-formance benchmark. Duration, which measures price sensi-tivity to interest rate changes, is not necessarily equal to average maturity.

                                       6.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIO?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in the Portfolio, according to the following designations:

  Yes:The Portfolio will hold a significant amount of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:The Portfolio may not purchase these securities.

                                         NON                               FOREIGN
                                       AGENCY/                           SECURITIES/
                               AGENCY COMMERCIAL              HIGH YIELD  CURRENCY
           TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
              Yes       Yes     Yes     Elig.    Elig. Elig.      No         No        Elig.

      /1/MBS = mortgage-backed securities
      /2/ABS = asset-backed securities

                                       7.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

The Portfolio will normally invest at least 80% of the value of its total as-sets in debt securities. In addition, under normal market conditions the Port-folio will invest at least 65% of its total assets in GNMAs. Securities ac-quired by the Portfolio will be rated in the highest rating category at the time of purchase (by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolio's sub-adviser. If a security's rating is reduced below the minimum rating that is permitted for the Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

GNMAS AND OTHER MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolio will invest primarily in GNMAs, and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The Portfolio may acquire several types of mortgage-related securities. GNMAs are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages. The Portfolio may also acquire adjustable rate mortgage-related securities ("ARMs") as well as collateralized mortgage obligations ("CMOs"), which provide the holder with a specified inter-est in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through enti-ties known as real estate mortgage investment conduits ("REMICs"). CMOs are is-sued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, pay-ments of principal are applied to the CMO classes in the order of their respec-tive stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying secu-rities. They may also include planned amortization classes ("PACs") which gen-erally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market vola-tility than other classes.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of the Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obli-gations that have been prepaid. Because of these and other reasons, a mortgage-related or asset-backed security's total return and maturity may be difficult to predict precisely. To the extent

                                       8.

--------------------------------------------------------------------------------
that the Portfolio purchases mortgage-related or asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There-fore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities contain-ing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with its invest-ment objective, the Portfolio may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully re-coup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing mar-ket yields on other mortgage-related obligations because their cash flow pat-terns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under

                                       9.

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disadvantageous circumstances in order to generate cash to satisfy these dis-tribution requirements. See "How Are Fund Distributions Taxed?"


U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with its investment objective, the Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Cana-dian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issu-er. Bank obligations may include certificates of deposit, notes, bankers' ac-ceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

To the extent the Portfolio's assets are invested in Municipal Obligations pay-able from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations

                                      10.

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may be less liquid than that for taxable obligations. Accordingly, the ability of the Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolio include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio may enter into these transactions primarily to preserve a return or spread on a particu-lar investment or portion of its holdings, as a duration management technique or to protect against an increase in the price of securities the Portfolio an-ticipates purchasing at a later date. The Portfolio intends to use these trans-actions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, the Portfolio may write (i.e., sell) covered call options, buy put op-tions, buy call options and write secured put options for the purpose of hedg-ing or earning additional income, which may be deemed speculative. For the pay-ment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices or the yield differential between two securities. The Portfolio will not pur-chase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of the Portfolio's contracts may equal or exceed 100% of its total assets, although the Portfolio will not pur-chase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securi-ties in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

11.

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The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the in-struments held by a portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

To maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolio from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. The Portfolio may seek additional income by lending secu-rities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Se-curities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may invest up to 10% of its total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of in-terest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Portfolio. The absence of an active secondary market with respect to particu-lar variable and

                                      12.

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floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities ei-ther maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest in-come to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse re-purchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse re-purchase agreement is outstanding, the Portfolio will maintain a segregated ac-count with the Fund's custodian containing cash, U.S. Government or other ap-propriate liquid debt securities having a value at least equal to the repur-chase price. The Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses, including advisory fees. These expenses would be in addition to the ad-visory and other expenses that the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Secu-rities Act of 1933 (the "1933 Act") but which can be sold to "qualified insti-tutional buyers" in accordance with Rule 144A under the 1933 Act. These securi-ties will not be considered illiquid so long as it is determined by the Portfo-lio's sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illi-quidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase secu-rities on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis. These transactions involve a commitment by a portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a portfo-lio to lock in a price or yield on a security that it owns or intends to pur-chase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained

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in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-is-sued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agree-ment by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same in-terest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securi-ties sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities hav-ing a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be success-fully employed.

SHORT SALES. The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which a portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales both as a form of hedging to off-set potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 450%. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transac-tion costs to the Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio's assets will vary within the limits stated herein based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolio's sub-adviser will normally attempt to structure the Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

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WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
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The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation; or

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

The investment limitations stated above are applied at the time investment se-curities are purchased.

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WHO MANAGES THE FUND?
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BOARD OF          The business and affairs of the Fund are managed under the
TRUSTEES          direction of its Board of Trustees. The following persons
                  currently serve on the Board:

                  William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Global Wireless.

                  Raymond J. Clark--Treasurer of Princeton University.

                  Robert M. Hernandez--Vice Chairman and Chief Financial Offi-cer of USX Corporation.

                  Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, Uni-versity of Pennsylvania.

                  David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER       The Adviser to BlackRock Funds is BlackRock Advisors, Inc.
                  BlackRock Advisors, Inc. (formerly PNC Asset Management
                  Group, Inc.) was organized in 1994 to perform advisory serv-ices for investment companies, and has its principal offices at 345 Park Avenue, New York, New York 10154. BlackRock Advi-sors, Inc. is an indirect wholly-owned subsidiary of PNC Bank
                  Corp., a multi-bank holding company.

                  The sub-adviser to the Portfolio is BlackRock Financial Management, Inc. ("BlackRock"), an affiliate of BlackRock Advisors, Inc., with its primary offices at 345 Park Avenue, New York, New York 10154. BlackRock is a registered investment adviser, organized in 1988. Robert S. Kapito, Scott Amero and Michael P. Lustig serve as portfolio managers of the Portfolio. Mr. Kapito has been Vice Chairman of the sub-adviser since 1988, Mr. Amero has been Managing Director of the sub-adviser since 1990, and Mr. Lustig has been a portfolio manager of the sub-adviser since 1995. As adviser, BlackRock Advisors, Inc. is responsible for the overall investment management of the Portfolio. As sub-adviser, BlackRock Financial Management is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale investment decisions for the Portfolio. BlackRock Financial Management also provides research and credit analysis.

                  THE AFFILIATE SUB-ADVISERS OF BLACKROCK ADVISORS, INC. ARE:

                  . BlackRock Financial Management, Inc.: Domestic and non-
                   dollar fixed income, growth and value equity.


                  . BlackRock International, Ltd.: International equity.

                  . BlackRock Institutional Management Corporation: Money
                   market.

                  For their investment advisory and sub-advisory services, BlackRock Advisors, Inc. and the Portfolio's sub-adviser are entitled to fees, computed daily and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolio?", BlackRock Advisors, Inc. and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by BlackRock Advisors, Inc., and do not represent an ex-tra charge to the Portfolio.

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                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

            AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
             ASSETS                  ADVISORY FEE     FEE
            -----------------        ------------ ------------
            first $1 billion             .550%        .400%
            $1 billion--$2 billion       .500         .350
            $2 billion--$3 billion       .475         .325
            greater than $3 billion      .450         .300


               The Portfolio's sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolio may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's dis-tributor, subject to the requirements of best execution.

ADMINISTRATORS
               BlackRock Advisors, Inc., PFPC Inc. ("PFPC") and BlackRock Distributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock Advisors, Inc. and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

               The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, BlackRock Advisors, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets. PFPC and BDI are entitled to receive a combined admin-istration fee, computed daily and payable monthly, at the ag-gregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Portfolio in ex-cess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to each class of In-vestor Shares of the Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to each class of Investor Shares of the Portfolio in excess of $1 billion. From time to time the Admin-istrators may waive some or all of their administration fees from the Portfolio.

               For information about the operating expenses the Portfolio ex-pects to incur in the current fiscal year, see "What Are the Expenses of the Portfolio?"

TRANSFER
AGENT,         PNC Bank, whose principal offices are located at 1600 Market
DIVIDEND       Street, Philadelphia, Pennsylvania 19103, serves as the Portfo-
DISBURSING     lio's custodian and PFPC, whose principal offices are located
AGENT AND      at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as
CUSTODIAN      its transfer agent and dividend disbursing agent.

DISTRIBUTION   Under the Fund's Distribution and Service Plan (the "Plan"),
AND SERVICE    Investor Shares of the Portfolios bear the expense of payments
PLAN           ("distribution fees") made to BDI, as the Fund's distributor
               (the "Distributor"), or affiliates of PNC Bank, for distribu-tion and sales support services. The distribution fees may be used to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale

                                      17.

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                  of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organiza-tions") for sales support services and related expenses. Dis-tribution fees payable under the Plan will not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and .75% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B and Investor C Shares. Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead ex-penses). The Plan also permits the Distributor, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales sup-port activities out of their past profits or other sources available to them. For further information, see "Investment Advisory, Administration, Distribution and Servicing Arrange-ments" in the Statement of Additional Information.

                  Under the Plan, the Fund intends to enter into service ar-rangements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of the follow-ing services: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting customers in designating and changing divi-dend options, account designations and addresses; and provid-ing other similar shareholder liaison services. In considera-tion for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of these additional services to such cus-tomers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

                  Service Organizations may charge their clients additional fees for account services. Customers who are beneficial own-ers of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

                  The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of un-derwriting securities. It is intended that the services pro-vided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securi-ties laws, banks and financial institutions that receive pay-ments from the Fund may be required to register as dealers.

EXPENSES Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to BlackRock, Inc. and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, distribution fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing pro-

                                      18.

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               spectuses and statements of additional information and of printing and distributing prospectuses and statements of addi-tional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solici-tations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by BlackRock Advisors, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      19.

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WHAT PRICING OPTIONS ARE AVAILABLE TO INVESTORS?
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                  The GNMA Portfolio of BlackRock Funds offer different pricing options to investors in the form of different share classes. These options are described below:

                  A SHARES (FRONT-END LOAD)
                   One time, front-end sales charge at time of purchase
                   No charges or fees at any time for redeeming shares
                   Lower ongoing expenses
                   Free exchanges with other A Shares in the BlackRock Funds family

                  A Shares may make sense for investors with a long-term in-vestment horizon who prefer to pay a one-time front-end sales charge and have reduced ongoing fees.

                  B SHARES (BACK-END LOAD)
                   No front-end sales charge at time of purchase
                   Contingent deferred sales charge (CDSC) if shares are re-deemed, declining over 6 years from a high of 4.50%
                   Free exchanges with other B Shares in the BlackRock Funds family
                   Automatically convert to A Shares seven years from purchase

                  B Shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

                  C SHARES (LEVEL LOAD)
                   No front-end sales charge at time of purchase
                   Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
                   Free exchanges with other C Shares in the BlackRock Funds family

                  C Shares may make sense for shorter term (relative to both A and B Shares) investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 years of purchase.

THE PRICING OPTIONS FOR THE PORTFOLIO ARE DESCRIBED IN THE TABLE BELOW:

                            A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge                    4.00%          0.00%                 0.00%
  12b-1 Fee                  0.00%*         0.75%                 0.75%
  CDSC (Redemption Charge)   0.00%       4.50%-0.00%              1.00%
                                       (Depends on when    (If redeemed within
                                     shares are redeemed) 12 months of purchase)

*The Portfolio does not expect to incur 12b-1 fees in excess of .005% with re-spect to Investor A Shares during the current fiscal year.


Investors wishing to purchase shares of the Portfolio may do so either by mail-ing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?"

                                      20.

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WHAT ARE THE KEY CONSIDERATIONS IN SELECTING A PRICING OPTION?
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In deciding which class of Investor Shares to purchase, investors should con-sider the following:

INTENDED HOLDING PERIOD. Over time, the cumulative distribution fees on the Portfolio's Investor B Shares and Investor C Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net as-set value remains constant, the Investor B Shares' and Investor C Shares' ag-gregate distribution fees would be equal to the Investor A Shares' initial max-imum sales charge from four to seven years after purchase. Thereafter, Investor B Shares and Investor C Shares would bear higher aggregate expenses. Investor B and Investor C shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B Shares and Investor C Shares.

Because the Portfolio's future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

At the end of seven years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvestment of dividends or distributions are also converted at the earlier of these dates--seven years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through rein-vestment. Investor C Shares have no conversion feature.

Unless a sales charge waiver applies, Investor B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they re-deem during the first twelve months after purchase. Investors expecting to re-deem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or In-vestor C distribution fees, as compared with the cost of the applicable initial sales charges applicable to the Investor A Shares.

REDUCED SALES CHARGES. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advanta-geous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

WAIVER OF SALES CHARGES. The entire initial sales charge on Investor A Shares of the Portfolio may be waived for certain eligible purchasers allowing their entire purchase price to be immediately invested in the Portfolio. The contin-gent deferred sales charge may be waived upon redemption of certain Investor B Shares and Investor C Shares.

                                      21.

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HOW ARE SHARES PURCHASED?
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GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic In-vestment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-adviser, Distributor or transfer agent or em-ployees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of the Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS. Shares of the Portfolio may be purchased through brokers which have entered into dealer agreements with the Distributor. Pur-chase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately avail-able to the Portfolio's custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its sharehold-ers. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to BlackRock Funds. The Fund does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares, and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on any Business Day (as defined below) are priced at the applicable net asset value next de-termined on that day, plus any applicable sales charge.

OTHER PURCHASE INFORMATION. Shares of the Portfolio are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfo-lio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for the Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of the Portfolio at any time.

In the event that a shareholder acquiring Investor A Shares on or after May 1, 1998 at a future date meets the eligibility standards for purchasing Institu-tional Shares (other than due to fluctuations in market value), then the shareholder's Investor A Shares will, upon the direction of the Fund's dis-tributor, automatically be convert-ed to Institutional Shares of the Portfolio having the same aggregate net asset value as the shares converted.

                                      22.

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HOW ARE SHARES REDEEMED?
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REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the con-tingent deferred sales charge, if applicable, there is no charge for a redemp-tion. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING INVESTOR SHARES, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARES OR INVESTOR C SHARES. If a re-deeming shareholder owns both Investor A Shares and Investor B or Investor C Shares, the Investor A Shares will be redeemed first unless the shareholder in-dicates otherwise. If a redeeming shareholder owns both Investor B Shares and Investor C Shares, the redemption order will be processed to minimize the amount of the contingent deferred sales charge that will be charged unless the shareholder indicates otherwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documen-tary evidence of authority is required by PFPC in the event redemption is re-quested by a corporation, partnership, trust, fiduciary, executor or adminis-trator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to termi-nate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

                                      23.

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ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in the Portfolio at any time the net asset value of the account falls below the required minimum initial investment as the result of a redemp-tion or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed shares is nor-mally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, howev-er, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a de-termination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsi-bilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      24.

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WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?
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BlackRock Funds offers shareholders many special features which enable an in-vestor to have greater investment flexibility as well as greater access to in-formation about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762.

EXCHANGE PRIVILEGE. Investor A, Investor B and Investor C Shares may be ex-changed for shares of the same class of other portfolios of the Fund which of-fer that class of shares, based on their respective net asset values. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Share-holders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange re-quests. To add this feature to an existing account that previously did not pro-vide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to re-quest the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

                                      25.

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The Fund reserves the right to reject any telephone exchange request. Tele-phone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its share-holders. The Fund, the Administrators and the Distributor will employ reason-able procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instruc-tions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of the Portfolio may arrange for periodic investments through automatic deductions from a checking or savings account by completing the AIP Application Form which may be ob-tained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to re-ceive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Ap-plication Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No con-tingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the appli-cable CDSC.

                                      26.

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WHAT IS THE SCHEDULE OF SALES CHARGES AND EXEMPTIONS?
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INVESTOR A     Investor A Shares are subject to a front-end sales charge de-
SHARES         termined in accordance with the following schedule:

                                                             REALLOWANCE OR
                          SALES CHARGE AS SALES CHARGE AS    PLACEMENT FEES
  AMOUNT OF TRANSACTION        % OF             % OF       TO DEALERS (AS % OF
    AT OFFERING PRICE     OFFERING PRICE* NET ASSET VALUE*  OFFERING PRICE)**
  Less than $25,000            4.00%            4.17%             3.50%
  $25,000 but less than
   $50,000                     3.75             3.90              3.25
  $50,000 but less than
   $100,000                    3.50             3.63              3.00
  $100,000 but less than
   $250,000                    3.00             3.09              2.50
  $250,000 but less than
   $500,000                    2.00             2.04              1.50
  $500,000 but less than
   $1,000,000                  1.00             1.01              0.75
  $1-2 million                 0.00             0.00              0.75
  $2-3 million                 0.00             0.00              0.72
  $3-5 million                 0.00             0.00              0.63
  $5-10 million                0.00             0.00              0.44
  $10-15 million               0.00             0.00              0.38
  $15-20 million               0.00             0.00              0.35
  $20-40 million               0.00             0.00              0.30

*There is no initial sales charge on purchase of $1,000,000 or more of Investor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after purchase.
**The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "under-writers" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, BlackRock Advisors, Inc. and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolio, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as spon-sor various educational programs, sales contests and promotions in which par-ticipants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Invest-ment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

SALES CHARGE WAIVERS--INVESTOR A SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-adviser or trans-fer agent and their affiliates may buy Investor A Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of bro-kers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge:
(a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Port-

                                      27.

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folio, provided that the aggregate amount invested pursuant to this exemption in Investor A Shares that would otherwise be subject to front- end sales charges equals at least $250,000; and (d) persons participating in a "wrap ac-count" or similar program under which they pay advisory fees to a broker-dealer or other financial institution. INVESTORS WHO QUALIFY FOR ANY OF THESE EXEMPTIONS FROM THE SALES CHARGE MUST PURCHASE INVESTOR A SHARES.

QUALIFIED PLANS. In general, the sales charge (as a percentage of offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares aggregating less than $500,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolio for purchases through cer-tain Qualified Plans participating in programs whose sponsors or administra-tors have entered into arrangements with the Fund. For further information, see "Purchase and Redemption Information" in the Statement of Additional Information.

QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, pur-chases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary pur-chasing for a single fiduciary account or other employee benefit plan pur-chases made through a payroll deduction plan.

REDUCED SALES CHARGES--INVESTOR A SHARES

RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in the Portfolio that are subject to a front-end sales charge or the total amount of an investor's initial invest-ment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applica-ble sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PRE-VIOUS PURCHASES OF INVESTOR A SHARES MUST BE CALLED TO THE ATTENTION OF PFPC BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of the Portfolio (or Investor A Shares of another non-money market portfolio of the Fund), a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the re-investment privilege.

LETTER OF INTENT. An investor may qualify for a reduced sales charge immedi-ately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of In-tent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT PFPC UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capi-tal gains of the Portfolio that are invested in additional Investor A Shares of the Portfolio are applied to the Letter of Intent.

                                      28.

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During the term of a Letter of Intent, the Fund's transfer agent will hold In-vestor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the ex-piration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B SHARES. Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. The deferred sales charge on Investor B Shares is based on the lesser of the offering price or the net asset value of the In-vestor B Shares on the redemption date. Dealers will generally receive commis-sions equal to 4.00% of the Investor B Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages The Fund?" Dealers may not receive a commission in connection with sales of In-vestor B Shares to certain retirement plans sponsored by the Fund, BlackRock Advisors, Inc. or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares. See "What Is The Schedule Of Sales Charges And Exemptions--Investor A Shares" for information on additional sales incentives which the Distributor, BlackRock Advisors, Inc. and/or their affiliates may provide to dealers in connection with the sale of shares.

The amount of any contingent deferred sales charge an investor must pay on In-vestor B Shares depends on the number of years that elapse between the purchase date and the date the Investor B Shares are redeemed as set forth in the fol-lowing chart:

                                               CONTINGENT DEFERRED
                                               SALES CHARGE (AS A
              NUMBER OF YEARS              PERCENTAGE OF DOLLAR AMOUNT
          ELAPSED SINCE PURCHASE             SUBJECT TO THE CHARGE)
      Less than one                                   4.50%
      More than one, but less than two                4.00
      More than two, but less than three              3.50
      More than three, but less than four             3.00
      More than four, but less than five              2.00
      More than five, but less than six               1.00
      More than six, but less than seven              0.00

PURCHASES OF INVESTOR C SHARES. Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net as-set value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan as described above under "Who Manages the Fund?" Dealers may not receive a commission in connection with sales of In-vestor C Shares to certain retirement plans sponsored by the Fund, BlackRock Advisors, Inc. or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares. See "What Is The Schedule Of Sales Charges And Exemptions--Investor A Shares" for information on additional sales incentives which the Distributor, BlackRock Advisors, Inc. and/or their affiliates may provide to dealers in connection with the sale of shares.

                                      29.

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EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B Shares and Investor C Shares is not charged in con-nection with: (1) exchanges described in "What Are the Shareholder Features of the Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to cer-tain retirement plans sponsored by the Fund, BlackRock, Inc. or its affiliates;
(4) redemptions in connection with a shareholder's death or disability (as de-fined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; (5) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances as described in "How Are Shares Re-deemed?"; and (6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are the Shareholder Fea-tures of the Fund?--Systematic Withdrawal Plan." In addition, no contingent de-ferred sales charge is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. The Fund also waives the contingent deferred sales charge on redemptions of Investor B Shares of the Portfolio purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund. For further information, see "Purchase and Redemption Information" in the Statement of Additional Information.

When an investor redeems Investor B or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

                                      30.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for each class of Investor Shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all secu-rities and other assets owned by the Portfolio that are allocated to a particu-lar class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

Most securities held by the Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The Portfolio declares a dividend each day on "settled" shares (i.e., shares for which the Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for the Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

                                      31.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, shareholders may include sales charges paid on the purchase of shares in their tax basis for the purposes of determining gain or loss on a redemption, transfer or exchange of such shares. However, if a shareholder exchanges the shares for shares of an-other portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Fund's exchange privi-lege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares for the purpose of determining gain or loss but may be included (subject to the same limitation) in the tax basis of the new shares.

Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt in-terest dividends received by the shareholder.

The Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the se-curity over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, in-come may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Portfolio, the Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolio. Except as discussed below, dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion

                                      32.

--------------------------------------------------------------------------------
of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corpora-tions or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. For addi-tional information concerning the tax treatment of dividends and distributions by the states listed below, including certain restrictions applicable to such treatment, see "Taxes" in the Statement of Additional Information.

                                      33.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in thirty-eight investment portfolios. The Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Investor A Shares, Investor B Shares and Investor C Shares of the Portfolio described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. In ad-dition, each class of Investor Shares is sold with different sales charges. Be-cause of these "class expenses" and sales charges, the performance of the Port-folio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of each of the Institu-tional Shares and Service Shares of the Portfolio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Fund's Institutional or Service Share classes, contact PFPC at (800) 441-7764.

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets that are declared in the discretion of the Board of Trust-ees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as re-quired under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On April 21, 1998, PNC Bank held of record approximately 76% of the Fund's out-standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      34.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for each class of Investor Shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, the Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without re-flecting the sales load.

The yield of a class of shares is computed by dividing the Portfolio's net in-come per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of a class of the Portfolio's Investor Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a class of the Portfo-lio's Investor Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GNMA Index .Performance information may also include evaluations of the Portfolio and its share classes published by nationally recognized ranking services, and information as re-ported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of the Portfolio, the Portfolio may pro-vide other information demonstrating hypothetical investment returns. This in-formation may include, but is not limited to, illustrating the compounding ef-fects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The performance information for the Portfolio includes the historical per- formance of a prede-cessor common trust fund, adjusted to reflect historical expenses at the levels indicated (absent fee waivers) in the expense summary for the relevant class of the Portfolio. This predecessor common trust fund was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance might have been adversely affected.

The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's Investor Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Investor Shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings ac-counts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, port-folio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Investor Shares will not be included in the Portfolio per-formance calculations.

                                      35.

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HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the BlackRock Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 INTERNAL                  9 AM to 6 PM, E.S.T.      toll-free 888-8BLACKROCK
 WHOLESALERS/BROKER-       Monday through Friday     toll-free 888-825-2257
 DEALER SUPPORT:
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 800-FUTURE4
 COMMENTARY:                                         toll-free 800-388-8734
 (Audio recording updated
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7762
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.blackrock.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   mutual funds@blackrock.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           BlackRock Funds           BlackRock Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      36.

                                                                BLACKROCK FUNDS
THE BLACKROCK FUNDS

BlackRock Funds is a leading mutual fund company currently managing in excess of $15 billion in 35 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by specialists in equity, fixed income, international, and tax-free investing who adhere to a pure investment styleSM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Select Equity
    Large Cap Value Equity              Micro-Cap Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              Index Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond
    Intermediate Bond                   GNMA
                                        Managed Income
    Core Bond                           International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Delaware Tax-Free Income            Ohio Tax-Free Income
    Kentucky Tax-Free Income            Pennsylvania Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                           April 29, 1998
--------------------------------------------------------------------------------

THE BLACKROCK GNMA PORTFOLIO INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolio?......................   4
            What Is The Portfolio?.......................................   5
            What Types Of Securities Are In The Portfolio?...............   6
            What Additional Investment Policies And Risks Apply?.........   7
            What Are The Portfolio's Fundamental Investment
             Limitations?................................................  14
            Who Manages The Fund?........................................  15
            How Are Shares Purchased And Redeemed?.......................  17
            How Is Net Asset Value Calculated?...........................  19
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  19
            How Are Fund Distributions Taxed?............................  20
            How Is The Fund Organized?...................................  21
            How Is Performance Calculated?...............................  22
            How Can I Get More Information?..............................  23

ASKING THE KEY
QUESTIONS

              This Prospectus sets forth concisely information about the Black-Rock GNMA Portfolio (the "Portfolio") that a prospective investor needs to know before investing. Please keep it for future refer-ence. A Statement of Additional Information dated April 29, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the BlackRock Funds SM (the "Fund") by call-ing (800) 441-7764. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other infor-mation regarding the Fund that has been filed with the SEC.

              SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       2.

--------------------------------------------------------------------------------

THE GNMA PORTFOLIO OF BLACKROCK FUNDS
--------------------------------------------------------------------------------
               The BLACKROCK FUND Family consists of 35 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds /SM/ to BlackRock Funds /SM/.

               The GNMA Portfolio of BLACKROCK FUNDS is one of fourteen in-vestment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Eight of these portfolios invest in taxable bonds, and six of these portfolios invest in tax-exempt bonds. A detailed de-scription of the GNMA Portfolio begins on page 5. To obtain a prospectus describing the Fund's other fixed income portfolios, call (800) 441-7762.

               The Portfolio's performance benchmark is the Lehman GNMA Index and its Lipper peer group is the GNMA Funds category. The Leh-man GNMA Index is comprised of mortgage-backed pass-through se-curities of the Government National Mortgage Association
               (GNMA).

               BlackRock Advisors, Inc. serves as investment adviser to the Portfolio. BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, Inc., serves as sub-adviser to the Portfolio.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE            and comprehensive information on the BlackRock GNMA Portfolio.
BLACKROCK      We intend this document to be an effective tool as you explore
GNMA           different directions in fixed income investing.
PORTFOLIO

CONSIDERING    There can be no assurance that any mutual fund will achieve its
THE RISKS IN   investment objective. The Portfolio may purchase mortgage-re-
BOND           lated, asset-backed and illiquid securities; enter into repur-
INVESTING      chase and reverse repurchase agreements and engage in
               leveraging, which is a speculative technique; lend portfolio securities to third parties; and enter into futures contracts and options. See "What Additional Investment Policies And Risks
               Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE            Portfolio, see "How Are Shares Purchased And Redeemed?"
BLACKROCK
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Institutional Shares of the Portfolio for the current fiscal year as a percent-age of average daily net assets. The figures shown under "Other expenses" are estimated for the current fiscal year. An example based on the summary is also shown.

                                                               GNMA
                                                             PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)                             .35%
Other operating expenses                                           .25
                                                                   ---
 Administration fees (after fee waivers)(/1/)                 .17
 Other expenses                                               .08
                                                              ---
Total Portfolio operating expenses (after fee waivers)(/1/)        .60%
                                                                   ===

(1) Without waivers, advisory fees would be .55% and administration fees would be .23% for the Portfolio. BlackRock Advisors, Inc. and the Portfolio's ad-ministrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .31% and "Total Portfolio operating expenses" would be .86%.

EXAMPLE

An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                ONE YEAR THREE YEARS
GNMA Portfolio    $ 6        $19

In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolio. For information regarding such compensation, see "Investment Advisory, Administra-tion, Distribution and Servicing Arrangements" in the Statement of Additional Information.

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses that an investor in the Portfolio will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       4.

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO?
--------------------------------------------------------------------------------

               The GNMA Portfolio of BLACKROCK FUNDS is one of fourteen Black-Rock investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these portfolios invest solely in taxable bonds and six of these portfolios invest in tax-exempt bonds.

               In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the investor's goals and sentiments.

            Investment Objective The GNMA Portfolio seeks to provide current income consistent with the preservation of
                                 capital.
            Investment Style     The Portfolio generally pursues securities
                                 issued by the Government National Mortgage
                                 Association ("GNMAs"), as well as other U.S.
                                 Government securities.
            Portfolio Emphasis   Portfolio assets are invested primarily in
                                 GNMAs. GNMAs are securities issued by the
                                 Government National Mortgage Association which
                                 represent interests in pools of residential
                                 mortgage loans originated by private lenders.
                                 The dollar-weighted average maturity of the
                                 Portfolio will range from approximately 5 to
                                 10 years.*

               ------

               * The Portfolio's sub-adviser will normally attempt to
                 structure the Portfolio to have comparable duration to its performance benchmark. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

                                       5.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIO?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in the Portfolio, according to the following designations:

  Yes:The Portfolio will hold a significant amount of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:The Portfolio may not purchase these securities.

                                         NON                               FOREIGN
                                       AGENCY/                           SECURITIES/
                               AGENCY COMMERCIAL              HIGH YIELD  CURRENCY
           TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
              Yes       Yes     Yes     Elig.    Elig. Elig.      No         No        Elig.

      /1/MBS = mortgage-backed securities
      /2/ABS = asset-backed securities

                                       6.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

The Portfolio will normally invest at least 80% of the value of its total as-sets in debt securities. In addition, under normal market conditions the Port-folio will invest at least 65% of its total assets in GNMAs. Securities ac-quired by the Portfolio will be rated in the highest rating category at the time of purchase (by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolio's sub-adviser. If a security's rating is reduced below the minimum rating that is permitted for the Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

GNMAS AND OTHER MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolio will invest primarily in GNMAs, and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The Portfolio may acquire several types of mortgage-related securities. GNMAs are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages. The Portfolio may also acquire adjustable rate mortgage-related securities ("ARMs") as well as collateralized mortgage obligations ("CMOs"), which provide the holder with a specified inter-est in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through enti-ties known as real estate mortgage investment conduits ("REMICs"). CMOs are is-sued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, pay-ments of principal are applied to the CMO classes in the order of their respec-tive stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying secu-rities. They may also include planned amortization classes ("PACs") which gen-erally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market vola-tility than other classes.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of the Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obli-gations that have been prepaid. Because of these and other reasons, a mortgage-related or asset-backed security's total return and maturity may be difficult to predict precisely. To the extent

                                       7.

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that the Portfolio purchases mortgage-related or asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the pro-tection of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables per-mit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receiv-ables. Therefore, there is a possibility that recoveries on repossessed col-lateral may not, in some cases, be able to support payments on these securi-ties.

The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities con-taining loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such hold-ers could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with its in-vestment objective, the Portfolio may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully re-coup its initial investment. The market value of SMBS can be extremely vola-tile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial in-vestment will not be fully recouped.

The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under

                                      8.

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disadvantageous circumstances in order to generate cash to satisfy these dis-tribution requirements. See "How Are Fund Distributions Taxed?"


U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with its investment objective, the Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Cana-dian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issu-er. Bank obligations may include certificates of deposit, notes, bankers' ac-ceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

To the extent the Portfolio's assets are invested in Municipal Obligations pay-able from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations

                                       9.

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may be less liquid than that for taxable obligations. Accordingly, the ability of the Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolio include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio may enter into these transactions primarily to preserve a return or spread on a particu-lar investment or portion of its holdings, as a duration management technique or to protect against an increase in the price of securities the Portfolio an-ticipates purchasing at a later date. The Portfolio intends to use these trans-actions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, the Portfolio may write (i.e., sell) covered call options, buy put op-tions, buy call options and write secured put options for the purpose of hedg-ing or earning additional income, which may be deemed speculative. For the pay-ment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices or the yield differential between two securities. The Portfolio will not pur-chase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of the Portfolio's contracts may equal or exceed 100% of its total assets, although the Portfolio will not pur-chase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securi-ties in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

10.

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The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

To maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a va-riety of forms, such as debt securities with interest or principal payments de-termined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolio from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. The Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securi-ties loans involve risks of delay in receiving additional collateral or in re-covering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may invest up to 10% of its total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Portfo-lio. The absence of an active secondary market with respect to particular vari-able and

                                      11.

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floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities ei-ther maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest in-come to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse re-purchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse re-purchase agreement is outstanding, the Portfolio will maintain a segregated ac-count with the Fund's custodian containing cash, U.S. Government or other ap-propriate liquid debt securities having a value at least equal to the repur-chase price. The Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses, including advisory fees. These expenses would be in addition to the ad-visory and other expenses that the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Secu-rities Act of 1933 (the "1933 Act") but which can be sold to "qualified insti-tutional buyers" in accordance with Rule 144A under the 1933 Act. These securi-ties will not be considered illiquid so long as it is determined by the Portfo-lio's sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illi-quidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase secu-rities on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis. These transactions involve a commitment by a portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a portfo-lio to lock in a price or yield on a security that it owns or intends to pur-chase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained

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in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. Dur-ing the period between the sale and repurchase, the Portfolio will not be enti-tled to receive interest and principal payments on the securities sold. Pro-ceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be success-fully employed.

SHORT SALES. The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which a portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolio may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 450%. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations war-rant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to the Portfo-lio and may result in the realization of short-term capital gains that are tax-able to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and de-preciation than securities with shorter maturities. The Portfolio is not re-stricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio's assets will vary within the limits stated herein based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolio's sub-adviser will nor-mally attempt to structure the Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

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WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
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The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that the Portfolio will achieve its in-vestment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation; or

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

The investment limitations stated above are applied at the time investment se-curities are purchased.

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WHO MANAGES THE FUND?
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BOARD OF       The business and affairs of the Fund are managed under the di-
TRUSTEES       rection of its Board of Trustees. The following persons cur-
               rently serve on the Board:

              William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Global Wireless.

              Raymond J. Clark--Treasurer of Princeton University.

              Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

              Anthony M. Santomero--Professor of Finance and Director of the Financial Institutional Center, The Wharton School, University of Pennsylvania.

              David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER    The Adviser to the BlackRock Funds is BlackRock Advisors, Inc.
               BlackRock Advisors, Inc. (formerly PNC Asset Management Group,
               Inc.) was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park
               Avenue, New York, New York 10154. BlackRock Advisors, Inc. is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               The sub-adviser to the Portfolio is BlackRock Financial Manage-ment, Inc. ("BlackRock"), an affiliate of BlackRock Advisors, Inc., with its primary offices at 345 Park Avenue, New York, New York 10154. BlackRock is a registered investment adviser, organized in 1988. Robert S. Kapito, Scott Amero and Michael P. Lustig serve as portfolio managers of the Portfolio. Mr. Kapito has been Vice Chairman of the sub-adviser since 1988, Mr. Amero has been Managing Director of the sub-adviser since 1990, and Mr. Lustig has been a portfolio manager of the sub-adviser since 1995.

               As adviser, BlackRock Advisors, Inc. is responsible for the overall investment management of the Portfolio. As sub-adviser, BlackRock Financial Management is responsible for the day-to-day management of the Portfolio, and generally makes all pur-chase and sale investment decisions for the Portfolio. Black-Rock Financial Management also provides research and credit analysis.

               THE AFFILIATE SUB-ADVISERS OF BLACKROCK ADVISORS, INC. ARE:

               . BlackRock Financial Management, Inc.: Domestic and non-dollar fixed income, growth and value equity.

               . BlackRock International, Ltd.: International equity.

               . BlackRock Institutional Management Corporation: Money market.

               For their investment advisory and sub-advisory services, Black-Rock Advisors, Inc. and the Portfolio's sub-adviser are enti-tled to fees, computed daily and payable monthly, at the maxi-mum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolio?", BlackRock Advisors, Inc. and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by Black-Rock Advisors, Inc., and do not represent an extra charge to the Portfolio.

                     MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

              AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
              ASSETS                   ADVISORY FEE     FEE
              -----------------        ------------ ------------
              first $1 billion             .550%        .400%
              $1 billion--$2 billion       .500         .350
              $2 billion--$3 billion       .475         .325
              greater than $3 billion      .450         .300


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                  The Portfolio's sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolio may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADMINISTRATORS
                  BlackRock Advisors, Inc., PFPC Inc. ("PFPC") and BlackRock Distributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock Advisors, Inc. and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                  The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relat-ing to the maintenance of financial records and fund account-ing. As compensation for these services, BlackRock Advisors, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets. PFPC and BDI are entitled to receive a com-bined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Port-folio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to In-stitutional Shares of the Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the av-erage daily net assets allocated to Institutional Shares of the Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from the Portfolio.

                  For information about the operating expenses the Portfolio expects to incur in the current fiscal year, see "What Are The Expenses Of The Portfolio?"

TRANSFER AGENT,
DIVIDEND          PNC Bank, whose principal offices are located at 1600 Market
DISBURSING        Street, Philadelphia, Pennsylvania 19103, serves as the Port-
AGENT AND         folio's custodian and PFPC, whose principal offices are lo-
CUSTODIAN         cated at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as its transfer agent and dividend disbursing agent.

EXPENSES
                  Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to BlackRock Advi-sors, Inc. and the Administrators, transfer agency and custo-dian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state secu-rities laws, expenses of preparing prospectuses and state-ments of additional information and of printing and distrib-uting prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insur-ance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by Black-Rock Advisors, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

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HOW ARE SHARES PURCHASED AND REDEEMED?
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DISTRIBUTOR. Shares of the Portfolio are offered on a continuous basis by BDI as distributor (the "Distributor"). BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Institutional Shares. However, the Plan permits BDI, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor-ship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "In-vestment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

PURCHASE OF SHARES. Institutional Shares are offered to institutional invest-ors, including (a) registered investment advisers with a minimum investment of $500,000 and (b) the trust departments of PNC Bank and its affiliates (collec-tively, "PNC") on behalf of clients for whom PNC (i) acts in a fiduciary capac-ity (excluding participant-directed employee benefit plans) or otherwise has investment discretion or (ii) acts as custodian with respect to at least $2,000,000 in assets, and individuals with a minimum investment of $2,000,000.

Institutional Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (East-ern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders re-ceived by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Busi-ness Day.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permis-sible investments for the Portfolio. For further information, see the Statement of Additional Information. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment requirement. The Fund does not accept third party checks for initial or subsequent investments.

The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any share class of the Portfolio at any time.

In the event that a shareholder acquiring Institutional Shares on or after May 1, 1998 ceases to meet the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Institutional Shares will, upon the direction of the Fund's distributor, auto-matically be converted to shares of another class of the Portfolio having the same aggregate net asset value as the shares converted. If, at the time of con-version, an institution offering Service Shares of the Portfolio is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares of the Portfolio. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares of the Portfolio. Service Shares are currently authorized to bear additional service and process-ing fees at the aggregate annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the aggregate annual rate of .50% of aver-age daily net assets.


                                      17.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES. Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7450. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the re-demption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of BlackRock Advisors, Inc., an ear-lier payment could adversely affect the Portfolio. No charge for wiring redemp-tion payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem Institutional Shares in any shareholder's account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

Shares of the Portfolio may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding pur-chases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and condi-tions.

                                      18.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Institutional Shares of the Port-folio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by the Portfolio that are allocated to its Institutional Shares, less the liabilities charged to its Institutional Shares, by the number of its Institutional Shares that are outstanding.

Most securities held by the Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of Institutional Shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its re-ceipt by PFPC. The Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the Portfolio has received payment in Federal funds) on the first Business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. the amount of the daily divi-dend for the Portfolio will be based on periodic projections of its net invest-ment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

                                      19.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------
The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or ex-change of shares held for six months or less will be disallowed for Federal in-come tax purposes to the extent of any exempt interest dividends received by the shareholder.

TAX TREATMENT OF CERTAIN SECURITIES. The Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Portfolio, the Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolio. Except as discussed below, dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition,shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to differ-ent Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. For additional information concerning the tax treatment of divi-dends and distributions by the states listed below, including certain restric-tions applicable to such treatment, see "Taxes" in the Statement of Additional Information.

                                      20.

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HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited num-ber of shares in thirty-eight investment portfolios. The Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Institutional Shares of the Portfolio.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. Be-cause of these "class expenses" and sales charges, the performance of the Port-folio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of each of the Institu-tional Shares and Service Shares of the Portfolio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Fund's Service or Investor Share classes, con-tact PFPC at (800) 441-7764 (Service Shares) or (800) 441-7762 (Investor Shares).

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets that are declared in the discretion of the Board of Trust-ees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as re-quired under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On April 21, 1998, PNC Bank held of record approximately 76% of the Fund's out-standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      21.

-------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

Performance information for Institutional Shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Av-erage annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of the Portfolio over the mea-suring period. Total return may also be calculated on an aggregate total re-turn basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return as-sume that dividend and capital gain distributions made by the Portfolio with respect to its Institutional Shares are reinvested in Institutional Shares.

The yield of Institutional Shares is computed by dividing the Portfolio's net income per share allocated to its Institutional Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of the Portfolio's Institutional Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of the Portfolio's Insti-tutional Shares may be compared to data prepared by Lipper Analytical Servic-es, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Com-pany Service, and with the performance of the Lehman GNMA Index. Performance information may also include evaluations of the Portfolio and its Institu-tional Shares published by nationally recognized ranking services, and infor-mation as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional na-ture.

In addition to providing performance information that demonstrates the actual yield or return of Institutional Shares of the Portfolio, the Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The performance information for the Portfolio includes the historical performance of a prede-cessor common trust fund, adjusted to reflect historical expenses at the lev-els indicated (absent fee waivers) in the expense summary for the relevant class of the Portfolio. This predecessor common trust fund was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance might have been adversely affected.

The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's Institutional Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctu-ate, performance data for Institutional Shares of the Portfolio cannot neces-sarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer ac-counts in connection with investments in Institutional Shares will not be in-cluded in the Portfolio performance calculations.

                                      22.

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HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

                   CONVENIENT WAYS TO ACCESS FUND INFORMATION

Below is a brief description of how investors can easily access information about the BlackRock Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 INTERNAL                  9 AM to 6 PM, E.S.T.      toll-free 888-8BLACKROCK
 WHOLESALERS/BROKER-       Monday through Friday     toll-free 888-825-2257
 DEALER SUPPORT:
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 800-FUTURE4
 COMMENTARY:                                         toll-free 800-388-8734
 (Audio recording updated
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.blackrock.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   mutual funds@blackrock.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           BlackRock Funds           BlackRock Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      23.

                                                                BLACKROCK FUNDS
THE BLACKROCK FUNDS

BlackRock Funds is a leading mutual fund company currently managing in excess of $15 billion in 35 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by specialists in equity, fixed income, international, and tax-free investing who adhere to a pure investment style.SM

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Select Equity
    Large Cap Value Equity              Micro-Cap Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              Index Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond
    Intermediate Bond                   GNMA
                                        Managed Income
    Core Bond                           International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Delaware Tax-Free Income            Ohio Tax-Free Income
    Kentucky Tax-Free Income            Pennsylvania Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                            April 29, 1998
--------------------------------------------------------------------------------

THE BLACKROCK GNMA PORTFOLIO SERVICE SHARES
--------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolio?......................   4
            What Is The Portfolio?.......................................   6
            What Types Of Securities Are In The Portfolio?...............   7
            What Additional Investment Policies And Risks Apply?.........   8
            What Are The Portfolio's Fundamental Investment
             Limitations?................................................  15
            Who Manages The Fund?........................................  16
            How Are Shares Purchased And Redeemed?.......................  19
            What Special Purchase And Redemption Procedures May Apply?...  21
            How Is Net Asset Value Calculated?...........................  23
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  23
            How Are Fund Distributions Taxed?............................  24
            How Is The Fund Organized?...................................  25
            How Is Performance Calculated?...............................  26
            How Can I Get More Information?..............................  27

ASKING THE KEY
QUESTIONS

              This Prospectus sets forth concisely information about the Black-Rock GNMA Portfolio (the "Portfolio") that a prospective investor needs to know before investing. Please keep it for future refer-ence. A Statement of Additional Information dated April 29, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the BlackRock Funds SM (the "Fund") by call-ing (800) 441-7764. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other infor-mation regarding the Fund that has been filed with the SEC.

              SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       2.

--------------------------------------------------------------------------------
THE GNMA PORTFOLIO OF BLACKROCK FUNDS
--------------------------------------------------------------------------------

               The BLACKROCK FUND family consists of 35 portfolios and has been structured to include many different investment styles across the spectrum of fixed income investments so that invest-ors may participate across multiple disciplines in order to seek their long-term financial goals.

               Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds/SM/ to BlackRock Funds/SM/.

               The GNMA Portfolio of BLACKROCK FUNDS is one of fourteen in-vestment portfolios that provide investors with a broad spec-trum of investment alternatives within the fixed income sector. Eight of these portfolios invest in taxable bonds, and six of these portfolios invest in tax-exempt bonds. A detailed de-scription of the GNMA Portfolio begins on page 6. To obtain a prospectus describing the Fund's other fixed income portfolios, call (800) 441-7762.

               The Portfolio's performance benchmark is the Lehman GNMA Index and its Lipper peer group is the GNMA Funds category. The Leh-man GNMA Index is comprised of mortgage-backed pass-through se-curities of the Government National Mortgage Association
               (GNMA).

               BlackRock Advisors, Inc. serves as investment adviser to the Portfolio. BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, Inc., serves as sub-adviser to the Portfolio.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE            and comprehensive information on the BlackRock GNMA Portfolio.
BLACKROCK      We intend this document to be an effective tool as you explore
GNMA           different directions in fixed income investing.
PORTFOLIO

CONSIDERING    There can be no assurance that any mutual fund will achieve its
THE RISKS IN   investment objective. The Portfolio may purchase mortgage-
BOND           related, asset-backed, and illiquid securities; enter into re-
INVESTING      purchase and reverse repurchase agreements and engage in
               leveraging, which is a speculative technique; lend portfolio securities to third parties; and enter into futures contracts and options. See "What Additional Investment Policies And Risks
               Apply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE            Portfolio, see "How Are Shares Purchased And Redeemed?" and
BLACKROCK      "What Special Purchase And Redemption Procedures May Apply?"
FUNDS

                                       3.

--------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIO?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Service Shares of the Portfolio after fee waivers for the current fiscal year as a percentage of average daily net assets. The figures shown under "Other ex-penses" are estimated for the current fiscal year. An example based on the sum-mary is also shown.

                                                                GNMA
                                                             PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)                             .35%
Other operating expenses                                           .55
                                                                  -----
 Administration fees (after fee waivers)(/1/)                 .17
 12b-1 (shareholder servicing) fees                           .30
 Other expenses                                               .08
                                                             ----
Total Portfolio operating expenses (after fee waivers)(/1/)        .90%
                                                                  =====

(1) Without waivers, advisory fees would be .55% and administration fees would be .23% for the Portfolio. BlackRock Advisors, Inc. and the Portfolio's ad-ministrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse ex-penses during the remainder of the current fiscal year as necessary to maintain the Portfolio's total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .61% and Total Portfolio operating expenses" would be 1.16%.

                                       4.

--------------------------------------------------------------------------------
EXAMPLE

An investor in Service Shares would pay the following expenses on a $1,000 in-vestment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                ONE YEAR THREE YEARS
GNMA Portfolio    $ 9        $29

In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolio. For information regarding such compensation, see "Who Manages The Fund?--Share-holder Servicing" in the Prospectus and "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Infor-mation.

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses that an investor in the Portfolio will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       5.

--------------------------------------------------------------------------------
WHAT IS THE PORTFOLIO?
--------------------------------------------------------------------------------

                  The GNMA Portfolio of BLACKROCK FUNDS is one of fourteen BlackRock investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these portfolios invest solely in taxable bonds and six of these portfolios invest in tax-ex-empt bonds.

                  In certain investment cycles and over certain holding peri-ods, a fund that invests in any one of these styles may per-form above or below the market. An investment program that combines these multiple disciplines allows investors to se-lect from among these various product options in the way that most closely fits the investor's goals and sentiments.

            Investment Objective The GNMA Portfolio seeks to provide current income consistent with the preservation of
                                 capital.
            Investment Style     The Portfolio generally pursues securities
                                 issued by the Government National Mortgage
                                 Association ("GNMAs"), as well as other U.S.
                                 Government securities.
            Portfolio Emphasis   Portfolio assets are invested primarily in
                                 GNMAs. GNMAs are securities issued by the
                                 Government National Mortgage Association which
                                 represent interests in pools of residential
                                 mortgage loans originated by private lenders.
                                 The dollar-weighted average maturity of the
                                 Portfolio will range from approximately 5 to
                                 10 years.*

                  --------

                  * The Portfolio's sub-adviser will normally attempt to struc-
                    ture the Portfolio to have comparable duration to its per-formance benchmark. Duration, which measures price sensi-tivity to interest rate changes, is not necessarily equal to average maturity.

                                       6.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIO?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in the Portfolio, according to the following designations:

  Yes:The Portfolio will hold a significant amount of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:The Portfolio may not purchase these securities.

                                         NON                               FOREIGN
                                       AGENCY/                           SECURITIES/
                               AGENCY COMMERCIAL              HIGH YIELD  CURRENCY
           TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
              Yes       Yes     Yes     Elig.    Elig. Elig.      No         No        Elig.

      /1/MBS = mortgage-backed securities
      /2/ABS = asset-backed securities

                                       7.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
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The Portfolio will normally invest at least 80% of the value of its total as-sets in debt securities. In addition, under normal market conditions the Port-folio will invest at least 65% of its total assets in GNMAs. Securities ac-quired by the Portfolio will be rated in the highest rating category at the time of purchase (by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolio's sub-adviser. If a security's rating is reduced below the minimum rating that is permitted for the Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

GNMAS AND OTHER MORTGAGE-RELATED AND ASSET-BACKED SECURITIES. The Portfolio will invest primarily in GNMAs, and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

The Portfolio may acquire several types of mortgage-related securities. GNMAs are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages. The Portfolio may also acquire adjustable rate mortgage-related securities ("ARMs") as well as collateralized mortgage obligations ("CMOs"), which provide the holder with a specified inter-est in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through enti-ties known as real estate mortgage investment conduits ("REMICs"). CMOs are is-sued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. In most cases, however, pay-ments of principal are applied to the CMO classes in the order of their respec-tive stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying secu-rities. They may also include planned amortization classes ("PACs") which gen-erally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market vola-tility than other classes.

The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of the Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

The relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obli-gations that have been prepaid. Because of these and other reasons, a mortgage-related or asset-backed security's total return and maturity may be difficult to predict precisely. To the extent

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that the Portfolio purchases mortgage-related or asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the bene-fit of the same security interest in the underlying collateral. Credit card re-ceivables are generally unsecured, and the debtors are entitled to the protec-tion of a number of state and Federal consumer credit laws many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the pur-chaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There-fore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities contain-ing loans or mortgages originated by PNC Bank, National Association ("PNC Bank") or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with its invest-ment objective, the Portfolio may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, par-ticularly SMBS, may exhibit greater price volatility than ordinary debt securi-ties because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully re-coup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing mar-ket yields on other mortgage-related obligations because their cash flow pat-terns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under

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disadvantageous circumstances in order to generate cash to satisfy these dis-tribution requirements. See "How Are Fund Distributions Taxed?"

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with its investment objective, the Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Cana-dian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issu-er. Bank obligations may include certificates of deposit, notes, bankers' ac-ceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

To the extent the Portfolio's assets are invested in Municipal Obligations pay-able from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations

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may be less liquid than that for taxable obligations. Accordingly, the ability of the Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolio include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

INTEREST RATE TRANSACTIONS. The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolio may enter into these transactions primarily to preserve a return or spread on a particu-lar investment or portion of its holdings, as a duration management technique or to protect against an increase in the price of securities the Portfolio an-ticipates purchasing at a later date. The Portfolio intends to use these trans-actions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, the Portfolio may write (i.e., sell) covered call options, buy put op-tions, buy call options and write secured put options for the purpose of hedg-ing or earning additional income, which may be deemed speculative. For the pay-ment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices or the yield differential between two securities. The Portfolio will not pur-chase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, the Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of the Portfolio's contracts may equal or exceed 100% of its total assets, although the Portfolio will not pur-chase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securi-ties in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

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The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the in-struments held by a portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

To maintain greater flexibility, the Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolio from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. The Portfolio may seek additional income by lending secu-rities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Se-curities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolio may invest up to 10% of its total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of in-terest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Portfolio. The absence of an active secondary market with respect to particu-lar variable and

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floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. The Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. The Portfolio is authorized to borrow money. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities ei-ther maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio may use reverse repurchase agreements when it is anticipated that the interest in-come to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse re-purchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse re-purchase agreement is outstanding, the Portfolio will maintain a segregated ac-count with the Fund's custodian containing cash, U.S. Government or other ap-propriate liquid debt securities having a value at least equal to the repur-chase price. The Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses, including advisory fees. These expenses would be in addition to the ad-visory and other expenses that the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. The Portfolio may purchase securities which are not registered under the Secu-rities Act of 1933 (the "1933 Act") but which can be sold to "qualified insti-tutional buyers" in accordance with Rule 144A under the 1933 Act. These securi-ties will not be considered illiquid so long as it is determined by the Portfo-lio's sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illi-quidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase secu-rities on a "when-issued" basis and may purchase or sell securities on a "for-ward commitment" basis. These transactions involve a commitment by a portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a portfo-lio to lock in a price or yield on a security that it owns or intends to pur-chase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained

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in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Portfolio's when-is-sued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agree-ment by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same in-terest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securi-ties sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities hav-ing a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

Dollar roll transactions involve the risk that the market value of the securi-ties the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfo-lio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be success-fully employed.

SHORT SALES. The Portfolio may only make short sales of securities "against-the-box." A short sale is a transaction in which a portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales both as a form of hedging to off-set potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for the Portfolio will not exceed 450%. The Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transac-tion costs to the Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of the Portfolio's assets will vary within the limits stated herein based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolio's sub-adviser will normally attempt to structure the Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

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WHAT ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS?
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The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Sev-eral of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

The Portfolio may not:

(1) purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, ex-cept that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation; or

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

The investment limitations stated above are applied at the time investment se-curities are purchased.

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WHO MANAGES THE FUND?
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BOARD OF         The business and affairs of the Fund are managed under the
TRUSTEES         direction of its Board of Trustees. The following persons
                 currently serve on the Board:

                 William O. Albertini--Executive Vice President and Chief Fi-nancial Officer of Bell Atlantic Global Wireless.

                 Raymond J. Clark--Treasurer of Princeton University.

                 Robert M. Hernandez--Vice Chairman and Chief Financial Offi-cer of USX Corporation.

                 Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, Uni-versity of Pennsylvania.

                 David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Asso-ciates, Inc.

ADVISER AND
SUB-ADVISER      The Adviser to BlackRock Funds is BlackRock Advisors, Inc.
                 BlackRock Advisors, Inc. (formerly PNC Asset Management
                 Group, Inc.) was organized in 1994 to perform advisory serv-ices for investment companies, and has its principal offices at 345 Park Avenue, New York, New York 10154. BlackRock Ad-visors, Inc. is an indirect wholly-owned subsidiary of PNC
                 Bank Corp., a multi-bank holding company.

                 The sub-adviser to the Portfolio is BlackRock Financial Man-agement, Inc. ("BlackRock"), an affiliate of BlackRock Advi-sors, Inc., with its primary offices at 345 Park Avenue, New York, New York 10154. BlackRock is a registered investment adviser, organized in 1988. Robert S. Kapito, Scott Amero and Michael P. Lustig serve as portfolio managers of the Portfolio. Mr. Kapito has been Vice Chairman of the sub-ad-viser since 1988, Mr. Amero has been Managing Director of the sub-adviser since 1990 and Mr. Lustig has been a portfo-lio manager of the sub-adviser since 1995.

                 As adviser, BlackRock Advisors, Inc. is responsible for the overall investment management of the Portfolio. As sub-ad-viser, BlackRock Financial Management is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale investment decisions for the Portfo-lio. BlackRock Financial Management also provides research and credit analysis.

                 THE AFFILIATE SUB-ADVISERS OF BLACKROCK ADVISORS, INC. ARE:

                 . BlackRock Financial Management, Inc.: Domestic and non-
                  dollar fixed income, growth and value equity.

                 . BlackRock International, Ltd.: International equity.

                 . BlackRock Institutional Management Corporation: Money
                  market.

                 For their investment advisory and sub-advisory services, BlackRock Advisors, Inc. and the Portfolio's sub-adviser are entitled to fees, computed daily and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolio?", BlackRock Advisors, Inc. and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by BlackRock Advisors, Inc., and do not represent an extra charge to the Portfolio.

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              MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

            AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
            ASSETS                   ADVISORY FEE     FEE
            -----------------        ------------ ------------
            first $1 billion             .550%        .400%
            $1 billion--$2 billion       .500         .350
            $2 billion--$3 billion       .475         .325
            greater than $3 billion      .450         .300

               The Portfolio's sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolio may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's dis-tributor, subject to the requirements of best execution.

ADMINISTRATORS
               BlackRock Advisors, Inc., PFPC Inc. ("PFPC") and BlackRock Dis-tributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock Advisors, Inc. and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

               The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, BlackRock Advisors, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets. PFPC and BDI are entitled to receive a combined admin-istration fee, computed daily and payable monthly, at the ag-gregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Portfolio in ex-cess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets allocated to Service Shares of the Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to Service Shares of the Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from the Portfolio.

               For information about the operating expenses the Portfolio ex-pects to incur in the current fiscal year, see "What Are the Expenses of the Portfolio?"

TRANSFER
AGENT,         PNC Bank, whose principal offices are located at 1600 Market
DIVIDEND       Street, Philadelphia, Pennsylvania 19103, serves as the Portfo-
DISBURSING     lios' custodian and PFPC, whose principal offices are located
AGENT AND      at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as
CUSTODIAN      its transfer agent and dividend disbursing agent.

SHAREHOLDER
SERVICING
               The Fund intends to enter into service arrangements with insti-tutional investors ("Institutions") (including PNC Bank and its affiliates) which provide that the Institutions will render support services to their customers who are the beneficial own-ers

                                      17.

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                 of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In con-sideration for payment of a shareholder processing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the fol-lowing services: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by custom-ers or the information necessary for sub-accounting; and providing other similar services. In consideration for pay-ment of a separate shareholder servicing fee of up to .15%
                 (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their custom-ers, Institutions may provide one or more of these addi-tional services to such customers: responding to customer inquiries relating to the services performed by the Institu-tion and to customer inquiries concerning their investments in Service Shares; assisting customers in designating and changing dividend options, account designations and address-es; and providing other similar shareholder liaison servic-es. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

                 Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the in-vestment of fiduciary funds in Portfolio shares. Institu-tions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commis-sions, and investment advisers and other money managers sub-ject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Institutions under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES
                 Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to BlackRock Advi-sors, Inc. and the Administrators, transfer agency and cus-todian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing pro-spectuses and statements of additional information to exist-ing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance pre-miums, the expense of independent pricing services, and other expenses which are not expressly assumed by BlackRock Advisors, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board de-termines to be fair and equitable.

                                      18.

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HOW ARE SHARES PURCHASED AND REDEEMED?
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DISTRIBUTOR. Shares of the Portfolio are offered on a continuous basis by BDI as distributor (the "Distributor"). BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares. However, the Plan permits BDI, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them, which, subject to ap-plicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor-ship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "In-vestment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Institu-tions acting on behalf of their customers, certain persons who were sharehold-ers of The Compass Capital Group at the time of its combination with The PNC(R) Fund during the first quarter of 1996, and investors that participate in the Capital Directions SM asset allocation program.

Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connec-tion with the requirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, In-stitutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement. The Fund does not accept third party checks for initial or subsequent investments.

The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Service Shares and may suspend and resume the sale of any share class of the Portfolio at any time.

In the event that a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group as described above) ceases to meet the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Investor A Shares of the Portfolio having the same aggregate net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the aggregate annual rate of .20% of average daily net assets. In the event that a shareholder acquiring

                                      19.

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Service Shares on or after May 1, 1998 subsequently satisfies the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Service Shares will, upon the direc-tion of the Fund's distributor, automatically be converted to Institutional Shares of the Portfolio having the same aggregate net asset value as the shares converted.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institu-tions. These procedures will vary according to the type of account and the In-stitution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the cer-tificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of BlackRock Advisors, Inc., an ear-lier payment could adversely affect the Portfolio. No charge for wiring redemp-tion payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemp-tion services and charges, if any, should be obtained by customers from their Institutions.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in any shareholder's account if the account balance drops below $5,000 as the result of redemption requests and the share-holder does not increase the balance to at least $5,000 upon thirty days' writ-ten notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the ac-count falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      20.

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WHAT SPECIAL PURCHASE AND REDEMPTION PROCEDURES MAY APPLY?
--------------------------------------------------------------------------------

PURCHASES. Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account regis-tration, and the shareholder account number. Before wiring any funds, however, an investor must call PFPC at (800) 441-7762 in order to confirm the wire in-structions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on any Business Day (as defined above) are priced according to the net asset value next determined on that day.

The Portfolio offers an Automatic Investment Plan ("AIP") whereby an investor in shares of the Portfolio may arrange for periodic investments in the Portfo-lio through automatic deductions from a checking or savings account by complet-ing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Portfolio at any time by sending a written redemption request in proper form to BlackRock Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Delaware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a cor-poration, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund re-serves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemp-tion request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges im-

                                      21.

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posed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such proce-dures.

The Fund offers a Systematic Withdrawal Plan ("SWP") which may be used by in-vestors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash pay-ments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally proc-essed on the 25th day of the applicable month or, if such day is not a Busi-ness Day, on the next Business Day and are paid promptly thereafter. An in-vestor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

Persons who were shareholders of an investment portfolio of the Compass Capi-tal Group of Funds at the time of the portfolio's combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.


                                      22.

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HOW IS NET ASSET VALUE CALCULATED?
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Net asset value is calculated separately for Service Shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern
Time) on each Business Day by dividing the value of all securities and other assets owned by the Portfolio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of its Service Shares that are outstanding.

Most securities held by the Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional Service Shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the Portfolio has received payment in Federal funds) on the first Busi-ness Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment in-come will be declared as dividends. The amount of the daily dividend for the Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net real-ized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

                                      23.

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HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or ex-change of shares held for six months or less will be disallowed for Federal in-come tax purposes to the extent of any exempt interest dividends received by the shareholder.

The Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the se-curity over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, in-come may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Portfolio, the Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolio. Except as discussed below, dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to differ-ent Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. For additional information concerning the tax treatment of divi-dends and distributions by the states listed below including certain restric-tions applicable to such treatment, see "Taxes" in the Statement of Additional Information.


                                      24.

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HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited num-ber of shares in thirty-eight investment portfolios. The Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Service Shares of the Portfolio.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. In ad-dition, each class of Investor Shares is sold with different sales charges. Be-cause of these "class expenses" and sales charges, the performance of the In-stitutional Shares of the Portfolio is expected to be higher than the perfor-mance of the Portfolio's Service Shares, and the performance of each of the In-stitutional Shares and Service Shares of the Portfolio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. The perfor-mance of each class of Investor Shares may be different. The Fund offers vari-ous services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Fund's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (In-vestor Shares).

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets that are declared in the discretion of the Board of Trust-ees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as re-quired under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On April 21, 1998, PNC Bank held of record approximately 76% of the Fund's out-standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      25.

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HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

Performance information for Service Shares of the Portfolio may be quoted in advertisements and communications to shareholders. Total return will be calcu-lated on an average annual total return basis for various periods. Average an-nual total return reflects the average annual percentage change in value of an investment in Service Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and cap-ital gain distributions made by the Portfolio with respect to its Service Shares are reinvested in Service Shares.

The yield of Service Shares is computed by dividing the Portfolio's net income per share allocated to its Service Shares during a 30-day (or one month) pe-riod by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The performance of the Portfolio's Service Shares may be compared to the per-formance of other mutual funds with similar investment objectives and to rele-vant indices, as well as to ratings or rankings prepared by independent serv-ices or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Portfolio's Service Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GNMA Index. Performance information may also include evaluations of the Portfolio and its Service Shares published by nationally recognized ranking services, and information as reported in finan-cial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Service Shares of the Portfolio, the Portfolio may provide other information demonstrating hypothetical investment returns. This informa-tion may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-deferred in-vesting.

Performance quotations for shares of the Portfolio represent past performance and should not be considered representative of future results. The performance information for the Portfolio includes the historical performance of a prede-cessor common trust fund, adjusted to reflect historical expenses at the lev-els indicated (absent fee waivers) in the expense summary for the relevant class of the Portfolio. This predecessor common trust fund was not registered under the 1940 Act and thus was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance might have been adversely affected.

The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Service Shares of the Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings ac-counts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, port-folio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connec-tion with investments in Service Shares will not be included in the Portfolio performance calculations.

                                      26.

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HOW CAN I GET MORE INFORMATION?
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Below is a brief description of how investors can easily access information about the BlackRock Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 INTERNAL                  9 AM to 6 PM, E.S.T.      toll-free 888-8BLACKROCK
 WHOLESALERS/BROKER-       Monday through Friday     toll-free 888-825-2257
 DEALER SUPPORT:
 PORTFOLIO MANAGERS        24 Hours, 7 days a week
 COMMENTARY:                                         toll-free 800-FUTURE4
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764

 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.blackrock.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   mutual-funds@blackrock.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           BlackRock Funds           BlackRock Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      27.

                                                                BLACKROCK FUNDS
THE BLACKROCK FUNDS

BlackRock Funds is a leading mutual fund company currently managing in excess of $15 billion in 35 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by specialists in equity, fixed income, international, and tax-free investing who adhere to a pure investment style SM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Select Equity
    Large Cap Value Equity              Micro-Cap Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              Index Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond                   Government Income
    Intermediate Government Bond
    Intermediate Bond                   GNMA
                                        Managed Income
    Core Bond                           International Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Delaware Tax-Free Income            Ohio Tax-Free Income
    Kentucky Tax-Free Income            Pennsylvania Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                                April 29, 1998

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THE BLACKROCK DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS INVESTOR SHARES
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                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   4
            What Are The Portfolios?.....................................   6
            What Are The Characteristics Of The Portfolios?..............   7
            What Types Of Securities Are In The Portfolios?..............   8
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................   9
            What Additional Investment Policies And Risks Apply?.........  10
            Who Manages The Fund?........................................  17
            What Pricing Options Are Available To Investors?.............  21
            What Are The Key Considerations In Selecting A Pricing
             Option?.....................................................  23
            How Are Shares Purchased?....................................  24
            How Are Shares Redeemed?.....................................  25
            What Are The Shareholder Features Of The Fund?...............  27
            What Is The Schedule Of Sales Charges And Exemptions?........  29
            How Is Net Asset Value Calculated?...........................  33
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  33
            How Are Fund Distributions Taxed?............................  34
            How Is The Fund Organized?...................................  37
            How Is Performance Calculated?...............................  38
            How Can I Get More Information?..............................  39

ASKING THE KEY
QUESTIONS

              This Prospectus sets forth concisely information about the Black-Rock Delaware Tax-Free Income and Kentucky Tax-Free Income (col-lectively, the "Portfolios") that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated April 29, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from BlackRock Funds SM (the "Fund") by calling (800) 441-7762. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Pro-spectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incor-porated by reference and other information regarding the Fund that has been filed with the SEC.

              SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT IN-VESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

                                       2.

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THE DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS OF BLACKROCK FUNDS
--------------------------------------------------------------------------------

               The BLACKROCK FUND family consists of 35 portfolios and has been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

               Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds /SM/ to BlackRock Funds /SM/.

               The Delaware Tax-Free Income and Kentucky Tax-Free Income Port-folios of BLACKROCK FUNDS are two of fourteen investment port-folios (the "Portfolios") that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these Portfolios invest in taxable bonds, and six of these Portfolios invest in tax-exempt bonds. A detailed description of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios begins on page 6. To obtain a prospectus describing the Fund's other fixed income portfolios, call (800) 441-7762.

               BLACKROCK         PERFORMANCE      LIPPER PEER GROUP
               PORTFOLIO         BENCHMARK

               DE TAX-FREE       Lehman Local     Other States Municipal Debt
                INCOME            GO Index         Funds




               KY TAX FREE       Lehman Local     KY Municipal Debt
                INCOME            GO Index

               BlackRock Advisors, Inc. serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, Inc., serves as sub-adviser to each of the Portfolios.

               This Prospectus has been crafted to provide detailed, accurate
UNDERSTANDING  and comprehensive information on the BlackRock Delaware Tax-
THE            Free Income and Kentucky Tax-Free Income Portfolios. We intend
BLACKROCK      this document to be an effective tool as you explore different
DELAWARE       directions in fixed income investing.
TAX-FREE
INCOME AND
KENTUCKY
TAX-FREE
INCOME
PORTFOLIOS

CONSIDERING    There can be no assurance that any mutual fund will achieve its
THE RISKS IN   investment objective. Both of the Portfolios may purchase il-
BOND           liquid securities; enter into repurchase and reverse repurchase
INVESTING      agreements and engage in leveraging, which is a speculative technique; lend portfolio securities to third parties; and en-ter into futures contracts and options. Each of the Delaware
               Tax-Free Income and Kentucky Tax-Free Income Portfolios is a state-specific tax-free portfolio which concentrates in the se-curities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other bond portfolios of the Fund, which are considered diver-sified. See "What Additional Investment Policies And Risks Ap-ply?"

INVESTING IN   For information on how to purchase and redeem shares of the
THE            Portfolios, see "How Are Shares Purchased" and "How Are Shares
BLACKROCK      Redeemed?"
FUNDS

                                       3.

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WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

Below is a summary of the annual operating expenses and shareholder transaction expenses expected to be incurred by Investor Shares of the Portfolios for the current fiscal year as a percentage of average daily net assets. The figures shown under "Other expenses" are estimates for the current fiscal year. An ex-ample based on the summary is also shown.

                                 DELAWARE TAX-FREE                KENTUCKY TAX-FREE
                                  INCOME PORTFOLIO                 INCOME PORTFOLIO
                          INVESTOR A INVESTOR B INVESTOR C INVESTOR A INVESTOR B INVESTOR C
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Front-End Sales
 Charge(/1/)
 (as a percentage of
 offering price)              4.0%      None       None        4.0%      None       None
Maximum Deferred Sales
 Charge(/1/)(/2/)
 (as a percentage of
 offering price)             None        4.5%       1.0%      None        4.5%       1.0%
Sales Charge on
 Reinvested Dividends        None       None       None       None       None       None
ANNUAL PORTFOLIO
 OPERATING EXPENSES (AS
 A PERCENTAGE
 OF AVERAGE NET ASSETS)
Advisory fees (after fee
 waivers)(/3/)                .40%       .40%       .40%       .40%       .40%       .40%
12b-1 and shareholder
 servicing/processing
 fees
 (after fee
 waivers)(/3/)(/4/)           .40       1.15       1.15        .40       1.15       1.15
Other operating expenses
 (after fee waiver)(/3/)      .37        .37        .37        .37        .37        .37
                              ---        ---        ---        ---        ---        ---
Total Portfolio
 operating expenses
 (after fee
 waivers)(/3/)               1.17%      1.92%      1.92%      1.17%      1.92%      1.92%
                             ====       ====       ====       ====       ====       ====

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. See "What Is the Schedule of Sales Charges and Exemp-tions?"
(2) This amount applies to redemptions during the first year. The deferred sales charge for Investor B Shares decreases for redemptions made in subse-quent years. No deferred sales charge is charged after the sixth year on Investor B Shares or after the first year on Investor C Shares. See "What Is the Schedule of Sales Charges and Exemptions?"

(3) "Other operating expenses" includes the administration fees payable by the Portfolios. Without waivers, advisory fees would be .55% and administration fees would be .23% for each class of each Portfolio. BlackRock Advisors, Inc. and the Portfolios' administrators are under no obligation to waive fees or reimburse expenses, but have informed the Fund that they expect to waive fees and reimburse expenses during the remainder of the current fis-cal year as necessary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating ex-penses" would be .43% for each of Investor A Shares, Investor B Shares and Investor C Shares, and "Total Portfolio operating expenses" would be 1.38% for Investor A Shares and 2.13% for each of the Investor B Shares and In-vestor C Shares. "12b-1 and shareholder servicing/processing fees" includes the shareholder servicing and shareholder processing fees payable by the Portfolios, which are payable at .25% and .15%, respectively, for each class of each Portfolio. The Portfolios do not expect to incur 12b-1 fees in excess of .005% with respect to Investor A Shares (otherwise payable at the maximum rate of .10%) during the current fiscal year.
(4) Investors with a long-term perspective may prefer Investor A Shares, as de-scribed under "What Are The Key Considerations In Selecting A Pricing Op-tion?" Long-term investors in Investor Shares may pay more than the eco-nomic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

                                       4.

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EXAMPLE

An investor in Investor Shares would pay the following expenses on a $1,000 in-vestment assuming (1) a 5% annual return, (2) redemption at the end of each time period and (3) with respect to Investor B and Investor C shares only, no redemption at the end of each time period:

                                    ONE YEAR THREE YEARS
Delaware Tax-Free Income Portfolio
 A Shares*                            $51        $76
 B Shares (Redemption)**               65         98
 B Shares (No Redemption)              20         60
 C Shares (Redemption)**               30         60
 C Shares (No Redemption)              20         60
Kentucky Tax-Free Income Portfolio
 A Shares*                             51         76
 B Shares (Redemption)**               65         98
 B Shares (No Redemption)              20         60
 C Shares (Redemption)**               30         60
 C Shares (No Redemption)              20         60

 * Reflects the imposition of the maximum front-end sales charge at the begin-ning of the period.
 ** Reflects the deduction of the deferred sales charge.

In addition to the compensation itemized in the expense table, institutions that sell shares of the Portfolios and/or their salespersons may receive com-pensation for the sale and distribution of shares or for services to the Port-folios. For information regarding such compensation, see "Who Manages The Fund?--Distribution and Service Plan" in the Prospectus and "Investment Adviso-ry, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios. For a detailed description of the expenses, see "Who Manages the Fund?"

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       5.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

                  The Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios of BLACKROCK FUNDS are two of fourteen investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these portfolios invest solely in taxable bonds and six of these portfolios invest in tax-exempt bonds.

                  In certain investment cycles and over certain holding peri-ods, a fund that invests in any one of these styles may per-form above or below the market. An investment program that combines these multiple disciplines allows investors to se-lect from among these various product options in the way that most closely fits the individual's investment goals and sen-timents.

                   PORTFOLIO                   INVESTMENT OBJECTIVE
            Delaware Tax-Free Income  To seek as high a level of current income exempt from Federal income tax
                                      and, to the extent possible, income
                                      tax of the state of Delaware, as is
                                      consistent with the preservation of
                                      capital.
            Kentucky Tax-Free Income  To seek as high a level of current income exempt from Federal income tax
                                      and, to the extent possible, income
                                      tax of the state of Kentucky, as is
                                      consistent with the preservation of
                                      capital.

                                       6.

--------------------------------------------------------------------------------
WHAT ARE THE CHARACTERISTICS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                          DOLLAR-
                                         WEIGHTED
                                          AVERAGE                                MIN
                  PERFORMANCE            MATURITY          CREDIT QUALITY      CREDIT
PORTFOLIO          BENCHMARK*         (APPROXIMATE)**      CONCENTRATION       QUALITY
DE                                      10-15 Years       Investment Grade       BBB
 Tax-                                                         Spectrum
 Free
 Income      Lehman Local GO Index
KY                                      10-15 Years       Investment Grade       BBB
 Tax-                                                         Spectrum
 Free
 Income      Lehman Local GO Index

 *The Lehman Local GO Index contains local general obligation bonds.

**The table above shows dollar-weighted average maturity. Duration, which mea-sures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Portfolios' sub-advisers will normally attempt to struc-ture the Portfolios to have comparable durations to the benchmarks.

                                       7.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio according to the following designations:

  Yes: The Portfolio will hold a significant amount of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under normal market conditions is not expected to do so.

  No:   The Portfolio may not purchase these securities.

                                                  NON                               FOREIGN
                                                AGENCY/                   HIGH    SECURITIES/
                                        AGENCY COMMERCIAL                YIELDS    CURRENCY
                    TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
DE Tax-Free Income    Temp.       No      No       No      No     No       No         No         Yes
KY Tax-Free Income    Temp.       No      No       No      No     No       No         No         Yes

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

                                       8.

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WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). The Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

Neither Portfolio may:

(1) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(2) invest less than 80% of its net assets in Municipal Obligations (as defined below), except during temporary defensive periods or during periods of unu-sual market conditions.

As a non-fundamental investment restriction, each of the Delaware Tax-Free In-come and Kentucky Tax-Free Income Portfolios will not invest in securities (ex-cept U.S. Government securities) that would cause, at the end of any tax quar-ter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfo-lio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.



                                       9.

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WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Portfolios will be rated invest-ment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" on "BBB" are generally considered to be investment grade although they have speculative characteristics. If a security's rating is re-duced below the minimum rating that is permitted for a Portfolio, the Portfo-lio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT EMPHASIS. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Portfolios will invest, dur-ing normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Municipal Obligations"). In addition, each of the Portfolios intends to in-vest at least 65% of its total assets in Municipal Obligations of issuers lo-cated in the particular state indicated by its name ("State-Specific Obliga-tions"). During temporary defensive periods each of the Portfolios may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Portfolio may invest up to 20% of its total assets in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To

                                      10.

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the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Portfolios are classified as non-diversified portfolios under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one secu-rity may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

Each Portfolio may acquire "stand-by commitments" with respect to Municipal Ob-ligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. The Portfolios may also invest in tax-exempt derivative securities re-lating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with re-spect to any particular securities, be limited. In addition, Municipal Obliga-tions purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value." Stripped securities may exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvanta-geous circumstances in order to generate cash to satisfy these distribution re-quirements. See "How Are Fund Distributions Taxed?"

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others

                                      11.

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such as those of the Federal National Mortgage Association and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Fed-eral Home Loan Mortgage Corporation are supported only by the credit of the in-strumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

INTEREST RATE TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios may en-ter into these transactions primarily to preserve a return or spread on a par-ticular investment or portion of their holdings, as a duration management tech-nique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections af-forded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the

                                      12.

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option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

                                      13.

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REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repur-chase agreements involve the risks that the interest income earned in the in-vestment of the proceeds will be less than the interest expense, that the mar-ket value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liq-uid debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' sub-adviser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

                                      14.

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PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each of the Portfolios will not exceed 150%. A Portfolio's annual portfolio turnover rate will not be a factor pre-venting a sale or purchase when the sub-adviser believes investment considera-tions warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated for that section, there can be no assurance that it will be able to do so at all times.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the Portfolios in State-Specific Obligations raises special investment considerations. In particular, changes in the economic con-dition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters re-lating to the states in which the Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Obli-gations" in the Statement of Additional Information.

Delaware. Delaware's economy has expanded throughout most sectors during the 1990's and has diversified beyond its historical emphasis in chemical and auto-mobile manufacturing to include strong banking and service sectors. Delaware completed fiscal year 1997 with a cumulative cash balance of $392.8 million, of which $116.2 million was unencumbered. The State's general obligation debt out-standing as of December 31, 1997 was $626.7 million. Approximately 80% of this debt is scheduled to mature within ten years and approximately 90% of this debt is scheduled to mature within 15 years. While the State has constitutionally-imposed limits on tax and license fee increases and the imposition of new taxes or fees (requiring approval by a three-fifths vote of each house of the General Assembly), there are no constitutionally-imposed limits on debt incurrence. However, Delaware has instituted several measures designed to manage and reduce its indebtedness, including legislative debt limits, "pay-as-you-go" financing for capital projects, bond refundings and cash debt defeasance and deauthorizations.

Kentucky. Kentucky is a leader among the states in the production of coal and tobacco. The Coal Severance Tax is a significant revenue producer for the Com-monwealth and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any federal legislation or litigation adversely affecting the to-bacco and/or cigarette industries would have a negative impact on Kentucky's economy. There is significant diversification in Kentucky's manufacturing sec-tor, which includes, among other things, tobacco processing plants, distiller-ies and durable goods production. No single segment of the Commonwealth's econ-omy consists of as much as one-fourth of the overall state domestic product. The Commonwealth continues to experience a high unemployment rate in non-urban-ized areas. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that economic difficulties and the resulting impact on state and local govern-ment finances will not adversely affect the market value of Kentucky State-Spe-cific Obligations or the ability of the respective entities to pay debt serv-ice.

                                      15.

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Because of constitutional limitations, the Commonwealth cannot enter into a fi-nancial obligation of more than two years' duration, and no other municipal is-suer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky State-Specific Obligations differ significantly from those generally applicable to municipal revenue obligations in other states.


                                      16.

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WHO MANAGES THE FUND?
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BOARD OF       The business and affairs of the Fund are managed under the di-
TRUSTEES       rection of its Board of Trustees. The following persons cur-
               rently serve on the Board:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Global Wireless.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

               David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER    The Adviser to BlackRock Funds is BlackRock Advisors, Inc. Each
               of the Portfolios within the BlackRock Funds family is managed by a specialized portfolio manager who is a member of BlackRock
               Advisors, Inc.'s fixed income portfolio management affiliate, BlackRock Financial Management, Inc. ("BlackRock"). BlackRock has its primary offices at 345 Park Avenue, New York, New York
               10154.

               The Portfolios and their portfolio managers are as follows:

                BLACKROCK FUNDS
                   PORTFOLIO                      PORTFOLIO MANAGER
                ---------------                   -----------------
            Delaware Tax-Free Income Kevin Klingert; Portfolio manager at
                                     BlackRock since 1991; prior to joining
                                     BlackRock, Assistant Vice President,
                                     Merrill Lynch, Pierce, Fenner & Smith;
                                     Portfolio manager since commencement of
                                     Portfolio operations and Portfolio manager
                                     of predecessor fund since 1995.
            Kentucky Tax-Free Income Kevin Klingert (see above).

               BlackRock Advisors, Inc. (formerly PNC Asset Management Group, Inc.) was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, New York, New York 10154. BlackRock Advisors, Inc. is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               As adviser, BlackRock Advisors, Inc. is responsible for the overall investment management of the Portfolios. As sub-advis-er, BlackRock Financial Management is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. BlackRock Financial Management also provides research and credit analysis.

                                      17.

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                  THE AFFILIATE SUB-ADVISERS OF BLACKROCK ADVISORS, INC. ARE:

                  . BlackRock Financial Management, Inc.: Domestic and non-
                   dollar fixed income, growth and value equity.

                  . BlackRock International, Ltd.: International equity.

                  . BlackRock Institutional Management Corporation: Money
                   market.

                  For their investment advisory and sub-advisory services, BlackRock Advisors, Inc. and the Portfolios' sub-adviser are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?", BlackRock Advisors, Inc. and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by BlackRock Ad-visors, Inc., and do not represent an extra charge to the Portfolios.

                       MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

            AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
             ASSETS                  ADVISORY FEE     FEE
            -----------------        ------------ ------------
            first $1 billion             .550%        .400%
            $1 billion--$2 billion       .500         .350
            $2 billion--$3 billion       .475         .325
            greater than $3 billion      .450         .300


                  The Portfolios' sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADMINISTRATORS
                  BlackRock Advisors, Inc., PFPC Inc. ("PFPC") and BlackRock Distributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock Advisors, Inc. and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                  The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relat-ing to the maintenance of financial records and fund account-ing. As compensation for these services, BlackRock Advisors, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's aver-age daily net assets. PFPC and BDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net as-sets, .075% of the next $500 million of each Portfolio's av-erage daily net assets and .065% of the average daily net as-sets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets al-located to each class of Investor Shares of each Portfolio, .105% of the next $500 million of such average daily net as-sets and .095% of the average daily net assets allocated to each class of Investor Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

                  For information about the operating expenses the Portfolios expect to incur in the current fiscal year, see "What Are the Expenses of the Portfolios?"

                                      18.

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TRANSFER       PNC Bank, whose principal offices are located at 1600 Market
AGENT,         Street, Philadelphia, Pennsylvania 19103, serves as the Portfo-
DIVIDEND       lios' custodian and PFPC, whose principal offices are located
DISBURSING     at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as
AGENT AND      their transfer agent and dividend disbursing agent.
CUSTODIAN

DISTRIBUTION   Under the Fund's Distribution and Service Plan (the "Plan"),
AND SERVICE    Investor Shares of the Portfolios bear the expense of payments
PLAN           ("distribution fees") made to BDI, as the Fund's distributor
               (the "Distributor"), or affiliates of PNC Bank, for distribu-tion and sales support services. The distribution fees may be used to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, fi-nancial institutions and industry professionals ("Service Orga-nizations") for sales support services and related expenses.
               Distribution fees payable under the Plan will not exceed .10%
               (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and .75% (annualized) of the average daily net asset value of each Portfolio's out-standing Investor B and Investor C Shares. Payments under the
               Plan are not tied directly to out-of-pocket expenses and there-fore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, the Administrators and other companies that re-ceive fees from the Fund to make payments relating to distribu-tion and sales support activities out of their past profits or other sources available to them. For further information, see
               "Investment Advisory, Administration, Distribution and Servic-ing Arrangements" in the Statement of Additional Information.

               Under the Plan, the Fund intends to enter into service arrange-ments with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pur-suant to which Service Organizations will render certain sup-port services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servic-ing fee of up to .25% (annualized) of the average daily net as-set value of Investor Shares owned by their customers, Service Organizations may provide one or more of the following servic-es: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting cus-tomers in designating and changing dividend options, account designations and addresses; and providing other similar share-holder liaison services. In consideration for a separate share-holder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their custom-ers, Service Organizations may provide one or more of these ad-ditional services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

               Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organiza-tions.


                                      19.

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                  The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of un-derwriting securities. It is intended that the services pro-vided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securi-ties laws, banks and financial institutions that receive pay-ments from the Fund may be required to register as dealers.

EXPENSES
                  Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses in-clude, but are not limited to, fees paid to BlackRock Advi-sors, Inc. and the Administrators, transfer agency and custo-dian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, distribution fees, fees and expenses in registering and qualifying the Portfo-lios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and dis-tributing prospectuses and statements of additional informa-tion to existing shareholders, expenses relating to share-holder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing serv-ices, and other expenses which are not expressly assumed by BlackRock Advisors, Inc. or the Fund's service providers un-der their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment port-folio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      20.

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WHAT PRICING OPTIONS ARE AVAILABLE TO INVESTORS?
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               The Delaware Tax-Free Income and Kentucky Tax-Free Income Port-folios of BlackRock Funds offer different pricing options to investors in the form of different share classes. These options are described below:

               A SHARES (FRONT-END LOAD)
                One time, front-end sales charge at time of purchase
                No charges or fees at any time for redeeming shares
                Lower ongoing expenses
                Free exchanges with other A Shares in the BlackRock Funds fam-ily

               A Shares may make sense for investors with a long-term invest-ment horizon who prefer to pay a one-time front-end sales charge and have reduced ongoing fees.

               B SHARES (BACK-END LOAD)
                No front-end sales charge at time of purchase
                Contingent deferred sales charge (CDSC) if shares are re-deemed, declining over 6 years from a high of 4.50%
                Free exchanges with other B Shares in the BlackRock Funds fam-ily
                Automatically convert to A Shares seven years from purchase

               B Shares may make sense for investors who prefer to pay for professional investment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge.

               C SHARES (LEVEL LOAD)
                No front-end sales charge at time of purchase
                Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
                Free exchanges with other C Shares in the BlackRock Funds fam-ily

               C Shares may make sense for shorter term (relative to both A and B Shares) investors who prefer to pay for professional in-vestment advice on an ongoing basis (asset-based sales charge) rather than with a traditional, one-time front-end sales charge. Such investors may plan to make substantial redemptions within 6 years of purchase.

                                      21.

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THE PRICING OPTIONS FOR EACH PORTFOLIO ARE DESCRIBED IN THE TABLE BELOW:

                            A SHARES       B SHARES              C SHARES
  Maximum Front-End Sales
   Charge                    4.00%          0.00%                 0.00%
  12b-1 Fee                  0.00%*         0.75%                 0.75%
  CDSC (Redemption Charge)   0.00%       4.50%-0.00%              1.00%
                                       (Depends on when    (If redeemed within
                                     shares are redeemed) 12 months of purchase)

*The Portfolios do not expect to incur 12b-1 fees in excess of .005% with re-spect to Investor A Shares during the current fiscal year.


Investors wishing to purchase shares of the Portfolios may do so either by mailing the investment application attached to this Prospectus along with a check or by wiring money as specified below under "How Are Shares Purchased?"

                                      22.

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WHAT ARE THE KEY CONSIDERATIONS IN SELECTING A PRICING OPTION?
--------------------------------------------------------------------------------

In deciding which class of Investor Shares to purchase, investors should con-sider the following:

INTENDED HOLDING PERIOD. Over time, the cumulative distribution fees on a Port-folio's Investor B Shares and Investor C Shares will exceed the expense of the maximum initial sales charge on Investor A Shares. For example, if net asset value remains constant, the Investor B Shares' and Investor C Shares' aggregate distribution fees would be equal to the Investor A Shares' initial maximum sales charge from four to seven years after purchase (depending on the Portfo-lio). Thereafter, Investor B Shares and Investor C Shares would bear higher ag-gregate expenses. Investor B and Investor C shareholders, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on the additional invested amount would partially or wholly offset the higher annual expenses borne by Investor B Shares and Investor C Shares.

Because the Portfolios' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

At the end of seven years after the date of purchase, Investor B Shares will convert automatically to Investor A Shares, based on the relative net asset values of shares of each class. Investor B Shares acquired through reinvestment of dividends or distributions are also converted at the earlier of these dates--seven years after the reinvestment date or the date of conversion of the most recently purchased Investor B Shares that were not acquired through rein-vestment. Investor C Shares have no conversion feature.

Unless a sales charge waiver applies, Investor B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they re-deem during the first twelve months after purchase. Investors expecting to re-deem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or In-vestor C distribution fees, as compared with the cost of the applicable initial sales charges applicable to the Investor A Shares.

REDUCED SALES CHARGES. Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advanta-geous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

WAIVER OF SALES CHARGES. The entire initial sales charge on Investor A Shares of a Portfolio may be waived for certain eligible purchasers allowing their en-tire purchase price to be immediately invested in a Portfolio. The contingent deferred sales charge may be waived upon redemption of certain Investor B Shares and Investor C Shares.

                                      23.

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HOW ARE SHARES PURCHASED?
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GENERAL. Initial and subsequent purchase orders may be placed through securi-ties brokers, dealers or financial institutions ("brokers"), or the transfer agent. Generally, individual investors will purchase Investor Shares through a broker who will then transmit the purchase order directly to the transfer agent.

The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Invest-ment Plan described below are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-adviser, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

When placing purchase orders, investors should specify whether the order is for Investor A, Investor B or Investor C Shares of a Portfolio. All share purchase orders that fail to specify a class will automatically be invested in Investor A Shares.

PURCHASES THROUGH BROKERS. Shares of the Portfolios may be purchased through brokers which have entered into dealer agreements with the Distributor. Pur-chase orders received by a broker and transmitted to the transfer agent before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Business Day will be effected at the net asset value determined that day, plus any applicable sales charge. Payment for an order may be made by the broker in Federal funds or other funds immediately available to the Portfolios' custodian no later than 4:00 p.m. (Eastern time) on the third Business Day following receipt of the purchase order.

It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial pur-chase amount payable to BlackRock Funds. The Fund does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares, and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. East-ern time) on any Business Day (as defined below) are priced at the applicable net asset value next determined on that day, plus any applicable sales charge.

OTHER PURCHASE INFORMATION. Shares of each Portfolio are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of se-curities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of a Portfolio at any time.

In the event that a shareholder acquiring Investor A Shares on or after May 1, 1998 at a future date meets the eligibility standards for purchasing Institu-tional Shares (other than due to fluctuations in market value), then the share-holder's Investor A Shares will, upon the direction of the Fund's distributor, automatically be convert-ed to Institutional Shares of the Portfolio having the same aggregate net asset value as the shares converted.

                                      24.

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HOW ARE SHARES REDEEMED?
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REDEMPTION. Shareholders may redeem their shares for cash at any time. A writ-ten redemption request in proper form must be sent directly to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the con-tingent deferred sales charge, if applicable, there is no charge for a redemp-tion. Shareholders may also place redemption requests through a broker or other institution, which may charge a fee for this service.

WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIOS, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES, INVESTOR B SHARES OR INVESTOR C SHARES. If a redeeming shareholder owns both Investor A Shares and Investor B or Investor C Shares in the same Portfolio, the Investor A Shares will be re-deemed first unless the shareholder indicates otherwise. If a redeeming share-holder owns both Investor B Shares and Investor C Shares in the same Portfolio, the redemption order will be processed to minimize the amount of the contingent deferred sales charge that will be charged unless the shareholder indicates otherwise.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documen-tary evidence of authority is required by PFPC in the event redemption is re-quested by a corporation, partnership, trust, fiduciary, executor or adminis-trator.

EXPEDITED REDEMPTIONS. If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously desig-nated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to termi-nate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem Investor A Shares in certificated form. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions reasonably believed to be genuine in accordance with such proce-dures.

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ACCOUNTS WITH LOW BALANCES. The Fund reserves the right to redeem a sharehold-er's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional in-vestments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is re-ceived in proper form by BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of shares will be reduced by the amount of any applicable contingent deferred sales charge. Unless another payment option is used as described above, payment for redeemed shares is nor-mally made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, howev-er, be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a de-termination that the check has cleared.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsi-bilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

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WHAT ARE THE SHAREHOLDER FEATURES OF THE FUND?
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BlackRock Funds offers shareholders many special features which enable an in-vestor to have greater investment flexibility as well as greater access to in-formation about the Fund throughout the investment period.

Additional information on each of these features is available from PFPC by calling (800) 441-7762.

EXCHANGE PRIVILEGE. Investor A, Investor B and Investor C Shares of each Port-folio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset val-ues. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange.

Investor A Shares of money market portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a pur-chase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

A shareholder wishing to make an exchange may do so by sending a written re-quest to PFPC at the address given above. Shareholders are automatically pro-vided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Share-holders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange re-quests. To add this feature to an existing account that previously did not pro-vide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to re-quest the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise speci-fied in writing by the shareholder with all signatures guaranteed by an eligi-ble guarantor institution as defined above. In order to participate in the Au-tomatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum ini-tial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share ex-change is a taxable event and, accordingly, a capital gain or loss may be real-ized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is mak-ing an exchange, as set forth in the applicable Prospectus. Brokers may charge a fee for handling exchanges.

The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

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The Fund reserves the right to reject any telephone exchange request. Tele-phone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its share-holders. The Fund, the Administrators and the Distributor will employ reason-able procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instruc-tions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

AUTOMATIC INVESTMENT PLAN ("AIP"). An investor in shares of any Portfolio may arrange for periodic investments in that Portfolio through automatic deduc-tions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

RETIREMENT PLANS. Portfolio shares may be purchased in conjunction with indi-vidual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to re-ceive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Ap-plication Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No con-tingent deferred sales charge will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the appli-cable CDSC.

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WHAT IS THE SCHEDULE OF SALES CHARGES AND EXEMPTIONS?
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INVESTOR A     Investor A Shares are subject to a front-end sales charge de-
SHARES         termined in accordance with the following schedule:

                                                             REALLOWANCE OR
                          SALES CHARGE AS SALES CHARGE AS    PLACEMENT FEES
  AMOUNT OF TRANSACTION        % OF             % OF       TO DEALERS (AS % OF
    AT OFFERING PRICE     OFFERING PRICE* NET ASSET VALUE*  OFFERING PRICE)**
  Less than $25,000            4.00%            4.17%             3.50%
  $25,000 but less than
   $50,000                     3.75             3.90              3.25
  $50,000 but less than
   $100,000                    3.50             3.63              3.00
  $100,000 but less than
   $250,000                    3.00             3.09              2.50
  $250,000 but less than
   $500,000                    2.00             2.04              1.50
  $500,000 but less than
   $1,000,000                  1.00             1.01              0.75
  $1-2 million                 0.00             0.00              0.75
  $2-3 million                 0.00             0.00              0.72
  $3-5 million                 0.00             0.00              0.63
  $5-10 million                0.00             0.00              0.44
  $10-15 million               0.00             0.00              0.38
  $15-20 million               0.00             0.00              0.35
  $20-40 million               0.00             0.00              0.30

*There is no initial sales charge on purchase of $1,000,000 or more of Investor A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of the shares on the redemption date for shares redeemed within 18 months after purchase.
**The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "under-writers" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, BlackRock Advisors, Inc. and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolios, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as spon-sor various educational programs, sales contests and promotions in which par-ticipants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Invest-ment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

SALES CHARGE WAIVERS--INVESTOR A SHARES. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-adviser or trans-fer agent and their affiliates may buy Investor A Shares without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of bro-kers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge:
(a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust

                                      29.

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departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio, provided that the aggregate amount in-vested pursuant to this exemption in Investor A Shares that would otherwise be subject to front- end sales charges equals at least $250,000; and (d) persons participating in a "wrap account" or similar program under which they pay ad-visory fees to a broker-dealer or other financial institution. INVESTORS WHO QUALIFY FOR ANY OF THESE EXEMPTIONS FROM THE SALES CHARGE MUST PURCHASE IN-VESTOR A SHARES.

QUALIFIED PLANS. In general, the sales charge (as a percentage of offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolios for purchases through cer-tain Qualified Plans participating in programs whose sponsors or administra-tors have entered into arrangements with the Fund. For further information, see "Purchase and Redemption Information" in the Statement of Additional Information.

QUANTITY DISCOUNTS. As shown above, larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, pur-chases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse, and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary pur-chasing for a single fiduciary account or other employee benefit plan pur-chases made through a payroll deduction plan.

REDUCED SALES CHARGES--INVESTOR A SHARES

RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Portfolios that are subject to a front-end sales charge or the total amount of an investor's ini-tial investment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applicable sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUC-TION, PREVIOUS PURCHASES OF INVESTOR A SHARES MUST BE CALLED TO THE ATTENTION OF PFPC BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of a Portfolio (or Investor A Shares of another non-money market portfolio of the Fund), a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the re-investment privilege.

LETTER OF INTENT. An investor may qualify for a reduced sales charge immedi-ately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of In-tent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT PFPC UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capi-tal gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

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During the term of a Letter of Intent, the Fund's transfer agent will hold In-vestor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the ex-piration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

PURCHASES OF INVESTOR B SHARES. Investor B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. The deferred sales charge on Investor B Shares is based on the lesser of the offering price or the net asset value of the In-vestor B Shares on the redemption date. Dealers will generally receive commis-sions equal to 4.00% of the Investor B Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan and described under "Who Manages The Fund?" Dealers may not receive a commission in connection with sales of In-vestor B Shares to certain retirement plans sponsored by the Fund, BlackRock Advisors, Inc. or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares. See "What Is The Schedule Of Sales Charges And Exemptions--Investor A Shares" for information on additional sales incentives which the Distributor, BlackRock Advisors, Inc. and/or their affiliates may provide to dealers in connection with the sale of shares.

The amount of any contingent deferred sales charge an investor must pay on In-vestor B Shares depends on the number of years that elapse between the purchase date and the date the Investor B Shares are redeemed as set forth in the fol-lowing chart:

                                               CONTINGENT DEFERRED
                                               SALES CHARGE (AS A
              NUMBER OF YEARS              PERCENTAGE OF DOLLAR AMOUNT
          ELAPSED SINCE PURCHASE             SUBJECT TO THE CHARGE)
      Less than one                                   4.50%
      More than one, but less than two                4.00
      More than two, but less than three              3.50
      More than three, but less than four             3.00
      More than four, but less than five              2.00
      More than five, but less than six               1.00
      More than six, but less than seven              0.00

PURCHASES OF INVESTOR C SHARES. Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net as-set value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Distribution and Service Plan as described above under "Who Manages the Fund?" Dealers may not receive a commission in connection with sales of In-vestor C Shares to certain retirement plans sponsored by the Fund, BlackRock Advisors, Inc. or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares. See "What Is The Schedule Of Sales Charges And Exemptions--Investor A Shares" for information on additional sales incentives which the Distributor, BlackRock Advisors, Inc. and/or their affiliates may provide to dealers in connection with the sale of shares.

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EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Investor B Shares and Investor C Shares is not charged in con-nection with: (1) exchanges described in "What Are the Shareholder Features of the Fund?--Exchange Privilege"; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to cer-tain retirement plans sponsored by the Fund, BlackRock, Inc. or its affiliates;
(4) redemptions in connection with a shareholder's death or disability (as de-fined in the Internal Revenue Code) subsequent to the purchase of Investor B or Investor C Shares; (5) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances as described in "How Are Shares Re-deemed?"; and (6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth above under "What Are the Shareholder Fea-tures of the Fund?--Systematic Withdrawal Plan." In addition, no contingent de-ferred sales charge is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. The Fund also waives the contingent deferred sales charge on redemptions of Investor B Shares of the Portfolios purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund. For further information, see "Purchase and Redemption Information" in the Statement of Additional Information.

When an investor redeems Investor B or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

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HOW IS NET ASSET VALUE CALCULATED?
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Net asset value is calculated separately for each class of Investor Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all secu-rities and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
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Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a share-holder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "set-tled" shares (i.e., shares for which the particular Portfolio has received pay-ment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic pro-jections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least an-nually.

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HOW ARE FUND DISTRIBUTIONS TAXED?
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Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Portfolio intends to pay substantially all of its dividends as "exempt in-terest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum tax. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In ad-dition, investors should be aware of the possibility of state and local alter-native minimum or minimum income tax liability on interest from private activ-ity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

Each Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distri-butions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Generally, shareholders may include sales charges paid on the purchase of shares in their tax basis for the purposes of determining gain or loss on a redemption, transfer or exchange of such shares. However, if a shareholder exchanges the shares for shares of an-other Portfolio within 90 days of purchase and is able to reduce the sales charges applicable to the new shares (by virtue of the Fund's exchange privi-lege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares for the purpose of determining gain or loss but may be included (subject to the same limitation) in the tax basis of the new shares.

Any loss upon the sale or exchange of shares held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt in-terest dividends received by the shareholder. For the Delaware Tax-Free Income Portfolio, any loss upon the sale or exchange of shares held for six months or less will also be disallowed for Delaware income tax purposes to the extent of any exempt interest dividends received by the shareholder[, without regard to whether all or any portion of such exempt interest dividends may have been sub-ject to Delaware income tax.

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A Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the se-curity over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, in-come may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash dis-tribution to a Portfolio, such Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to differ-ent Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. For additional information concerning the tax treatment of dividends and distributions by the states listed below, including certain restrictions applicable to such treatment, see "Taxes" in the Statement of Additional Infor-mation.

DELAWARE TAX CONSIDERATIONS. Individuals, estates and trusts that are subject to Delaware personal income tax will be subject to such tax on distributions from the Delaware Tax-Free Income Portfolio (other than distributions qualify-ing as "exempt interest dividends" under the Code which are subject to such tax as discussed below and distributions attributable to interest paid on certain U.S. government obligations) to the same extent as such distributions are in-cludible in the gross income of such shareholders for Federal income tax pur-poses. Unlike the Code, however, Delaware tax law does not provide for differ-ent tax rates for distributions paid out of "net capital gain" and other dis-tributions.

Individuals, estates and trusts that are subject to Delaware personal income tax will not be subject to such tax on distributions that qualify as "exempt interest dividends" under the Code to the extent that such distributions are attributable to interest on Delaware State-Specific Obligations and provided that the Delaware Tax-Free Income Portfolio sends shareholders a written state-ment of the dollar amount or percentage of the exempt interest dividends that are attributable to interest on Delaware State-Specific Obligations. Similarly, if the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates and trusts that are subject to Delaware personal income tax will not be subject to such tax on distributions that are attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a writ-ten statement of the dollar amount or percentage of such distributions that are attributable to interest paid on such U.S. government obligations. The Fund will send written notices to shareholders annually regarding the Delaware tax status of distributions made by the Delaware Tax-Free Income Portfolio.

For corporations and other entities that are subject to Delaware corporate in-come tax, distributions will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

                                      35.

--------------------------------------------------------------------------------

KENTUCKY TAX CONSIDERATIONS. Exempt interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Ob-ligations will be excludible from a shareholder's gross income for Kentucky in-come tax purposes. Further, distributions attributable to interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. All other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder's gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. Under the laws of Kentucky relating to ad valo-rem taxation of property, the shareholders rather than the Kentucky Tax-Free Income Portfolio are considered the owners of the Portfolio's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Ken-tucky Tax-Free Income Portfolio's assets. According to the Kentucky Revenue Cabinet, the portion of the Portfolio's assets that consists of Kentucky State-Specific Obligations will be exempt from intangible property taxes, but the portion that consists of cash on hand, cash in out-of-state banks, futures, op-tions and other nonexempt assets will be subject to intangible property taxes.

                                      36.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in thirty-eight investment portfolios. Each of the Portfolios described herein, offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Investor A Shares, Investor B Shares and Investor C Shares of the Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. In ad-dition, each class of Investor Shares is sold with different sales charges. Be-cause of these "class expenses" and sales charges, the performance of the Port-folios' Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of each of the Institu-tional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The per-formance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan and an automatic withdrawal plan. For further information regarding the Fund's Institutional or Service Share clas-ses, contact PFPC at (800) 441-7764.

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On April 21, 1998, PNC Bank held of record approximately 76% of the Fund's out-standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      37.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for each class of Investor Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Investor Shares of a Portfolio over the measuring pe-riod. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total per-centage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the to-tal return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

The yield of a class of shares is computed by dividing the Portfolio's net in-come per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. Each Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a class of a Portfolio's Investor Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a class of a Portfolio's Investor Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman Local GO Index. Performance in-formation may also include evaluations of the Portfolios and their share clas-ses published by nationally recognized ranking services, and information as re-ported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of a class of shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The performance in-formation for each Portfolio includes the historical performance of a predeces-sor common trust fund, adjusted to reflect historical expenses at the levels indicated (absent fee waivers) in the expense summary for the relevant class of that Portfolio. These predecessor common trust funds were not registered under the 1940 Act and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust funds had been registered un-der the 1940 Act, their performance might have been adversely affected.

The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Investor Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, per-formance data for Investor Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturi-ty, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with in-vestments in Investor Shares will not be included in the Portfolio performance calculations.

                                      38.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the BlackRock Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 INTERNAL                  9 AM to 6 PM, E.S.T.      toll-free 888-8BLACKROCK
 WHOLESALERS/BROKER-       Monday through Friday     toll-free 888-825-2257
 DEALER SUPPORT:
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 800-FUTURE4
 COMMENTARY:                                         toll-free 800-388-8734
 (Audio recording updated
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7762
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.blackrock.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   mutual funds@blackrock.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           BlackRock Funds           BlackRock Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      39.

                                                                BLACKROCK FUNDS
THE BLACKROCK FUNDS

BlackRock Funds is a leading mutual fund company currently managing in excess of $15 billion in 35 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by specialists in equity, fixed income, international, and tax-free investing who adhere to a pure investment styleSM.

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Select Equity
    Large Cap Value Equity              Micro-Cap Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              Index Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond
    Intermediate Government Bond        Government Income GNMA
                                        Managed Income
    Intermediate Bond                   International Bond
    Core Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Delaware Tax-Free Income            Ohio Tax-Free Income
    Kentucky Tax-Free Income            Pennsylvania Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                           April 29, 1998
-------------------------------------------------------------------------------

THE BLACKROCK DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS INSTITUTIONAL SHARES
-------------------------------------------------------------------------------

                                                                         PAGE
            What Are The Expenses Of The Portfolios?....................    4
            What Are The Portfolios?....................................    5
            What Are The Characteristics Of The Portfolios?.............    6
            What Types Of Securities Are In The Portfolios?.............    7
            What Are The Portfolios' Fundamental Investment
             Limitations?...............................................    8
            What Additional Investment Policies And Risks Apply?........    9
            Who Manages The Fund?.......................................   15
            How Are Shares Purchased And Redeemed?......................   18
            How Is Net Asset Value Calculated?..........................   20
            How Frequently Are Dividends And Distributions Made To
             Investors?.................................................   20
            How Are Fund Distributions Taxed?...........................   21
            How Is The Fund Organized?..................................   24
            How Is Performance Calculated?..............................   25
            How Can I Get More Information?.............................   26

ASKING THE KEY
QUESTIONS

             This Prospectus sets forth concisely information about the BlackRock Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio (collectively, the "Portfolios") that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Informa-tion dated April 29, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from BlackRock Funds SM (the "Fund") by calling (800) 441-7764. The Statement of Addi-tional Information, as supplemented from time to time, is incor-porated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Ad-ditional Information, material incorporated by reference and other information regarding the Fund that has been filed with the SEC.

             SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

                                      2.

--------------------------------------------------------------------------------

THE DELAWARE TAX-FREE AND KENTUCKY TAX-FREE INCOME PORTFOLIOS OF BLACKROCK
FUNDS
--------------------------------------------------------------------------------
               The BLACKROCK FUND Family consists of 35 portfolios and has been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

               Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds /SM/ to BlackRock Funds /SM/.

               The Delaware Tax-Free Income and Kentucky Tax-Free Income Port-folios of BLACKROCK FUNDS are two of fourteen investment port-folios that provide investors with a broad spectrum of invest-ment alternatives within the fixed income sector. Eight of these portfolios invest in taxable bonds, and six of these portfolios invest in tax-exempt bonds. A detailed description of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios begins on page 5. To obtain a prospectus describing the Fund's other fixed income portfolios, call (800) 441-7762.

         BLACKROCK PORTFOLIO     PERFORMANCE          LIPPER PEER GROUP
                                 BENCHMARK



               DE TAX-FREE       Lehman Local GO      Other States Municipal
                INCOME            Index                Debt Funds



               KY TAX-FREE       Lehman Local GO      KY Municipal Debt
               INCOME            Index


               BlackRock Advisors, Inc serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, Inc., serves as subadviser to each of the Portfolios.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE            and comprehensive information on the BlackRock Delaware Tax-
BLACKROCK      Free Income and Kentucky Tax-Free Income Portfolios. We intend
DELAWARE       this document to be an effective tool as you explore different
TAX-FREE       directions in fixed income investing.
INCOME AND
KENTUCKY
TAX-FREE
INCOME
PORTFOLIOS

CONSIDERING    There can be no assurance that any mutual fund will achieve its
THE RISKS IN   investment objective. Both of the Portfolios may purchase il-
BOND           liquid securities; enter into repurchase and reverse repurchase
INVESTING      agreements and engage in leveraging, which is a speculative technique; lend portfolio securities to third parties; and en-ter into futures contracts and options. Each of the Delaware
               Tax-Free Income and Kentucky Tax-Free Income Portfolios is a state-specific tax-free portfolio which concentrates in the se-curities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other bond portfolios of the Fund, which are considered diver-sified. See "What Additional Investment Policies And Risks Ap-ply?"

INVESTING IN
THE
BLACKROCK
FUNDS
               For information on how to purchase and redeem shares of the Portfolios, see "How Are Shares Purchased And Redeemed?"

                                       3.

-------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
-------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Institutional Shares of the Portfolios for the current fiscal year as a per-centage of average daily net assets. The figures shown under "Other expenses" are estimated for the current fiscal year. An example based on the summary is also shown.


                                                         DELAWARE    KENTUCKY
                                                         TAX-FREE    TAX-FREE
                                                          INCOME      INCOME
                                                         PORTFOLIO  PORTFOLIO
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory fees (after fee waivers)(/1/)                         .40%       .40%
Other operating expenses                                       .30        .30
                                                               ---        ---
 Administration fees (after fee waivers)(/1/)             .17        .17
 Other expenses                                           .13        .13
                                                          ---        ---
Total Portfolio operating expenses (after fee
 waivers)(/1/)                                                 .70%       .70%
                                                               ===        ===

(1) Without waivers, advisory fees would be .55% and administration fees would be .23% for each Portfolio. BlackRock Advisors, Inc. and the Portfolios' administrators are under no obligation to waive fees or reimburse ex-penses, but have informed the Fund that they expect to waive fees and re-imburse expenses during the remainder of the current fiscal year as neces-sary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .36% and "Total Portfolio operating expenses" would be .91% for each Portfolio.

EXAMPLE

An investor in Institutional Shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                                    ONE YEAR THREE YEARS
Delaware Tax-Free Income Portfolio    $ 7        $22
Kentucky Tax-Free Income Portfolio      7         22

In addition to the compensation itemized in the expense table, institutions that sell shares of the Portfolios and/or their salespersons may receive com-pensation for the sale and distribution of shares or for services to the Port-folios. For information regarding such compensation, see "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

The foregoing Table and Example are intended to assist investors in under-standing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be im-posed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios. For a detailed description of the expenses, see "Who Manages The Fund?"

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERAT-ING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                      4.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

               The Delaware Tax-Free Income and Kentucky Tax-Free Income Port-folios of BLACKROCK FUNDS are two of fourteen investment port-folios that provide investors with a broad spectrum of invest-ment alternatives within the fixed income sector. Eight of these portfolios invest solely in taxable bonds and six of these portfolios invest in tax-exempt bonds.

               In certain investment cycles and over certain holding periods, a fund that invests in any one of these styles may perform above or below the market. An investment program that combines these multiple disciplines allows investors to select from among these various product options in the way that most closely fits the investor's goals and sentiments.


            PORTFOLIO           INVESTMENT OBJECTIVE
            Delaware    To seek as high a level of current
            Tax-Free    income exempt from Federal income tax
            Income      and, to the extent possible, income
                        tax of the State of Delaware, as is
                        consistent with the preservation of
                        capital.
            Kentucky    To seek as high a level of current
            Tax-Free    income exempt from Federal income tax
            Income      and, to the extent possible, income
                        tax of the State of Kentucky, as is
                        consistent with the preservation of
                        capital.

                                       5.

--------------------------------------------------------------------------------
WHAT ARE THE CHARACTERISTICS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                      DOLLAR-
                                     WEIGHTED
                                      AVERAGE                                MIN
                PERFORMANCE          MATURITY          CREDIT QUALITY      CREDIT
PORTFOLIO        BENCHMARK*       (APPROXIMATE)**      CONCENTRATION       QUALITY
DE         Lehman Local GO Index    10-15 Years       Investment Grade       BBB
 Tax-                                                     Spectrum
 Free
 Income
KY         Lehman Local GO Index    10-15 Years       Investment Grade       BBB
 Tax-                                                     Spectrum
 Free
 Income

 * The Lehman Local GO Index contains local general obligation bonds.

** The table above shows dollar-weighted average maturity. Duration, which mea-sures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Portfolios' sub-advisers will normally attempt to structure the Portfolios to have comparable durations to the benchmarks.

                                       6.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio, according to the following designations:

  Yes:The Portfolio will hold a significant amount of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:The Portfolio may not purchase these securities.

                                                  NON                               FOREIGN
                                                AGENCY/                           SECURITIES/
                                        AGENCY COMMERCIAL              HIGH YIELD  CURRENCY
                    TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
DE Tax-Free Income    Temp.       No      No       No      No     No       No         No         Yes
KY Tax-Free Income    Temp.       No      No       No      No     No       No         No         Yes

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

                                       7.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). The Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

Neither Portfolio may:

(1) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(2) invest less than 80% of its net assets in Municipal Obligations (as defined below), except during temporary defensive periods or during periods of unu-sual market conditions.

As a non-fundamental investment restriction, each of the Delaware Tax-Free In-come and Kentucky Tax-Free Income Portfolios will not invest in securities (ex-cept U.S. Government securities) that would cause, at the end of any tax quar-ter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfo-lio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.


                                       8.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Portfolios will be rated invest-ment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade although they have speculative characteristics. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT EMPHASIS. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Portfolios will invest, dur-ing normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Municipal Obligations"). In addition, each of the Portfolios intends to in-vest at least 65% of its total assets in Municipal Obligations of issuers lo-cated in the particular state indicated by its name ("State-Specific Obliga-tions"). During temporary defensive periods each of the Portfolios may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, dis-position of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

Each Portfolio may invest up to 20% of its total assets in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfo-lio's assets are invested in Municipal Obligations payable from the revenues of similar

                                       9.

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projects or are invested in private activity bonds, the Portfolio will be sub-ject to the particular risks presented by the laws and economic conditions re-lating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Portfolios are classified as non-diversified portfolios under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one secu-rity may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

Each Portfolio may acquire "stand-by commitments" with respect to Municipal Ob-ligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. The Portfolios may also invest in tax-exempt derivative securities re-lating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with re-spect to any particular securities, be limited. In addition, Municipal Obliga-tions purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value." Stripped securities may exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvanta-geous circumstances in order to generate cash to satisfy these distribution re-quirements. See "How Are Fund Distributions Taxed?"

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm

                                      10.

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Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

INTEREST RATE TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios may en-ter into these transactions primarily to preserve a return or spread on a par-ticular investment or portion of their holdings, as a duration management tech-nique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices or the yield differential between two securities and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections af-forded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

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The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse

                                      12.

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repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is ob-ligated to repurchase and that the securities may not be returned to the Port-folio. During the time a reverse repurchase agreement is outstanding, a Portfo-lio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agree-ments, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' sub-adviser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Port-folio to purchase or sell particular securities with payment and delivery tak-ing place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each of the Portfolios will not exceed 150%. A Portfolio's annual portfolio turnover rate will not be a factor pre-venting a sale or purchase when the sub-adviser believes investment considera-tions warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

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INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the Portfolios in State-Specific Obligations raises special investment considerations. In particular, changes in the economic con-dition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters re-lating to the states in which the Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Obli-gations" in the Statement of Additional Information.

Delaware. Delaware's economy has expanded throughout most sectors during the 1990's and has diversified beyond its historical emphasis in chemical and auto-mobile manufacturing to include strong banking and service sectors. Delaware completed fiscal year 1997 with a cumulative cash balance of $392.8 million, of which $116.2 million was unencumbered. The State's general obligation debt out-standing as of December 31, 1997 was $626.7 million. Approximately 80% of this debt is scheduled to mature within ten years and approximately 90% of this debt is scheduled to mature within 15 years. While the State has constitutionally-imposed limits on tax and license fee increases and the imposition of new taxes or fees (requiring approval by a three-fifths vote of each house of the General Assembly), there are no constitutionally-imposed limits on debt incurrence. However, Delaware has instituted several measures designed to manage and reduce its indebtedness, including legislative debt limits, "pay-as-you-go" financing for capital projects, bond refundings and cash debt defeasance and deauthorizations.

Kentucky. Kentucky is a leader among the states in the production of coal and tobacco. The Coal Severance Tax is a significant revenue producer for the Com-monwealth and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any federal legislation or litigation adversely affecting the to-bacco and/or cigarette industries would have a negative impact on Kentucky's economy. There is significant diversification in Kentucky's manufacturing sec-tor, which includes, among other things, tobacco processing plants, distiller-ies and durable goods production. No single segment of the Commonwealth's econ-omy consists of as much as one-fourth of the overall state domestic product. The Commonwealth continues to experience a high unemployment rate in non-urban-ized areas. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that economic difficulties and the resulting impact on state and local govern-ment finances will not adversely affect the market value of Kentucky State-Spe-cific Obligations or the ability of the respective entities to pay debt serv-ice.

Because of constitutional limitations, the Commonwealth cannot enter into a fi-nancial obligation of more than two years' duration, and no other municipal is-suer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky State-Specific Obligations differ significantly from those generally applicable to municipal revenue obligations in other states.


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WHO MANAGES THE FUND?
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BOARD OF       The business and affairs of the Fund are managed under the di-
TRUSTEES       rection of its Board of Trustees. The following persons cur-
               rently serve on the Board:

              William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Global Wireless.

              Raymond J. Clark--Treasurer of Princeton University.

              Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

              Anthony M. Santomero--Professor of Finance and Director of the Financial Institutional Center, The Wharton School, University of Pennsylvania.

              David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER    The Adviser to the BlackRock Funds is BlackRock Advisors, Inc.
               Each of the Portfolios within the BlackRock Funds family is managed by a specialized portfolio manager who is a member of BlackRock Advisors, Inc.'s fixed income portfolio management affiliate, BlackRock Financial Management, Inc. ("BlackRock").
               BlackRock has its primary offices at 345 Park Avenue, New York,
               New York 10154.

               The Portfolios and their portfolio managers are as follows:

            BLACKROCK FUNDS PORTFOLIO                PORTFOLIO MANAGER
            -------------------------                -----------------
            Delaware Tax-Free Income    Kevin Klingert; Portfolio manager at
                                        BlackRock since 1991; prior to joining
                                        BlackRock, Assistant Vice President,
                                        Merrill, Lynch, Pierce, Fenner & Smith;
                                        Portfolio manager since commencement of
                                        Portfolio operations and Portfolio manager
                                        of predecessor fund since 1995.
            Kentucky Tax-Free Income    Kevin Klingert (see above).

               BlackRock Advisors, Inc. (formerly PNC Asset Management Group, Inc.) was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, New York, New York 10154. BlackRock Advisors, Inc. is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               As adviser, BlackRock Advisors, Inc. is responsible for the overall investment management of the Portfolios. As sub-advis-er, BlackRock Financial Management is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. BlackRock Financial Management also provides research and credit analysis.

               THE AFFILIATE SUB-ADVISERS OF BLACKROCK ADVISORS, INC. ARE:

               . BlackRock Financial Management, Inc.: Domestic and non-dollar fixed income, growth and value equity.

               . BlackRock International, Ltd.: International equity.

               . BlackRock Institutional Management Corporation: Money market.

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                  For their investment advisory and sub-advisory services, BlackRock Advisors, Inc. and the Portfolios' sub-adviser are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?", BlackRock Advisors, Inc. and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by BlackRock Ad-visors, Inc., and do not represent an extra charge to the Portfolios.

                       MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

                                               INVESTMENT                SUB-ADVISORY
            AVERAGE DAILY NET ASSETS          ADVISORY FEE                   FEE
            ------------------------          ------------               ------------
            first $1 billion                      .550%                      .400%
            $1 billion--$2 billion                .500                       .350
            $2 billion--$3 billion                .475                       .325
            greater than $3 billion               .450                       .300

                  The Portfolios' sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADMINISTRATORS
                  BlackRock Advisors, Inc., PFPC Inc. ("PFPC") and BlackRock Distributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock Advisors, Inc. and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                  The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relat-ing to the maintenance of financial records and fund account-ing. As compensation for these services, BlackRock Advisors, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's aver-age daily net assets. PFPC and BDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net as-sets, .075% of the next $500 million of each Portfolio's av-erage daily net assets and .065% of the average daily net as-sets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets al-located to Institutional Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to Institu-tional Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

                  For information about the operating expenses the Portfolios expect to incur in the current fiscal year, see "What Are The Expenses Of The Portfolios?"

TRANSFER AGENT,   PNC Bank, whose principal offices are located at 1600 Market
DIVIDEND          Street, Philadelphia, Pennsylvania 19103, serves as the Port-
DISBURSING        folios' custodian and PFPC, whose principal offices are lo-
AGENT AND         cated at 400 Bellevue Parkway, Wilmington, Delaware 19809,
CUSTODIAN         serves as their transfer agent and dividend disbursing agent.

                                      16.

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EXPENSES
               Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock Advisors, Inc. and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by BlackRock Advisors, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      17.

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HOW ARE SHARES PURCHASED AND REDEEMED?
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DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by BDI as distributor (the "Distributor"). BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Institutional Shares. However, the Plan permits BDI, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support ac-tivities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promo-tions in which participants may receive reimbursement of expenses, entertain-ment and prizes such as travel awards, merchandise and cash. For further in-formation, see "Investment Advisory, Administration, Distribution and Servic-ing Arrangements" in the Statement of Additional Information.

PURCHASE OF SHARES. Institutional Shares are offered to institutional invest-ors, including (a) registered investment advisers with a minimum investment of $500,000 and (b) the trust departments of PNC Bank and its affiliates (collec-tively, "PNC") on behalf of clients for whom PNC (i) acts in a fiduciary ca-pacity (excluding participant-directed employee benefit plans) or otherwise has investment discretion or (ii) acts as custodian with respect to at least $2,000,000 in assets, and individuals with a minimum investment of $2,000,000.

Institutional Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern Time) on a Business Day are priced the same day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Re-serve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are per-missible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment require-ment. The Fund does not accept third party checks for initial or subsequent investments.

The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any share class of the Portfolio at any time.

In the event that a shareholder acquiring Institutional Shares on or after May 1, 1998 ceases to meet the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the sharehold-er's Institutional Shares will, upon the direction of the Fund's distributor, automatically be converted to shares of another class of the Portfolio having the same aggregate net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the Portfolio is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares of the Portfolio. If not, then the sharehold-er's Institutional Shares will be converted to Investor A Shares of the Port-folio. Service Shares are currently authorized to bear additional service and processing fees at the aggregate annual rate of .30% of average daily net as-sets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the aggregate annual rate of .50% of average daily net assets.

                                      18.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES. Redemption orders for Institutional Shares may be placed by telephoning PFPC at (800) 441-7450. Institutional Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the re-demption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of BlackRock Advisors, Inc., an ear-lier payment could adversely affect a Portfolio. No charge for wiring redemp-tion payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund may redeem Institutional Shares in any shareholder's account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 on thirty days' written notice.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding pur-chases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and condi-tions.

                                      19.

--------------------------------------------------------------------------------
HOW IS NET ASSET VALUE CALCULATED?
--------------------------------------------------------------------------------

Net asset value is calculated separately for Institutional Shares of each Port-folio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Institutional Shares, less the liabilities charged to its Institutional Shares, by the number of its Institutional Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of Institutional Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. the amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                                      20.

--------------------------------------------------------------------------------
HOW ARE FUND DISTRIBUTIONS TAXED?
--------------------------------------------------------------------------------
Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Portfolio intends to pay substantially all of its dividends as "exempt in-terest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum tax. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In ad-dition, investors should be aware of the possibility of state and local alter-native minimum or minimum income tax liability on interest from private activ-ity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

Each Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distri-butions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or ex-change of shares held for six months or less will be disallowed for Federal in-come tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Delaware Tax-Free Income Portfolio, any loss upon the sale or exchange of shares held for six months or less will also be disallowed for Delaware income tax purposes to the extent of any exempt interest dividends received by the shareholders, without regard to whether all or any portion of such exempt interest dividends may have been subject to Delaware income tax.

TAX TREATMENT OF CERTAIN SECURITIES. A Portfolio may make investments that pro-duce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess

                                      21.

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of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a cur-rent basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Portfolio, such Portfolio may be re-quired to borrow money or dispose of other securities to be able to make dis-tributions to its investors. In addition, if an election is not made to cur-rently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition,shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of in-vesting in a Portfolio. For additional information concerning the tax treat-ment of dividends and distributions by the states listed below, including cer-tain restrictions applicable to such treatment, see "Taxes" in the Statement of Additional Information.

DELAWARE TAX CONSIDERATIONS. Individuals, estates and trusts that are subject to Delaware personal income tax will be subject to such tax on distributions from the Delaware Tax-Free Income Portfolio (other than distributions qualify-ing as "exempt interest dividends" under the Code which are subject to such tax as discussed below and distributions attributable to interest paid on cer-tain U.S. government obligations) to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Unlike the Code, however, Delaware tax law does not provide for dif-ferent tax rates for distributions paid out of "net capital gain" and other distributions.

Individuals, estates and trusts that are subject to Delaware personal income tax will not be subject to such tax on distributions that qualify as "exempt interest dividends" under the Code to the extent that such distributions are attributable to interest on Delaware State-Specific Obligations and provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of the exempt interest dividends that are attributable to interest on Delaware State-Specific Obligations. Sim-ilarly, if the Delaware Tax-Free Income Portfolio qualifies as a regulated in-vestment company under the Code, individuals, estates and trusts that are sub-ject to Delaware personal income tax will not be subject to such tax on dis-tributions that are attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends share-holders a written statement of the dollar amount or percentage of such distri-butions that are attributable to interest paid on such U.S. government obliga-tions. The Fund will send written notices to shareholders annually regarding the Delaware tax status of distributions made by the Delaware Tax-Free Income Portfolio.

For corporations and other entities that are subject to Delaware corporate in-come tax, distributions will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

KENTUCKY TAX CONSIDERATIONS. Exempt interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Ob-ligations will be excludible from a shareholder's gross income for Kentucky income tax purposes. Further, distributions attributable to interest on cer-tain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. All

                                      22.

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other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder's gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders rather than the Kentucky Tax-Free Income Portfolio are considered the owners of the Portfolio's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Kentucky Tax-Free Income Portfolio's assets. According to the Kentucky Revenue Cabinet, the portion of the Portfolio's as-sets that consists of Kentucky State-Specific Obligations will be exempt from intangible property taxes, but the portion that consists of cash on hand, cash in out-of-state banks, futures, options and other nonexempt assets will be sub-ject to intangible property taxes.


                                      23.

--------------------------------------------------------------------------------
HOW IS THE FUND ORGANIZED?
--------------------------------------------------------------------------------

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited num-ber of shares in thirty-eight investment portfolios. Each of the Portfolios de-scribed herein offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Institutional Shares of the Portfolios de-scribed herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. Be-cause of these "class expenses" and sales charges, the performance of the Port-folio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of each of the Institu-tional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Fund's Service or Investor Share classes, con-tact PFPC at (800) 441-7764 (Service Shares) or (800) 441-7762 (Investor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On April 21, 1998, PNC Bank held of record approximately 76% of the Fund's out-standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      24.

--------------------------------------------------------------------------------
HOW IS PERFORMANCE CALCULATED?
--------------------------------------------------------------------------------

Performance information for Institutional Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Av-erage annual total return reflects the average annual percentage change in value of an investment in Institutional Shares of a Portfolio over the measur-ing period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Institutional Shares are reinvested in Institutional Shares.

The yield of Institutional Shares is computed by dividing the Portfolio's net income per share allocated to its Institutional Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. Each Portfolio's "tax-equiv-alent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount nec-essary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a Portfolio's Institutional Shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the perfor-mance of mutual funds. For example, the performance of a Portfolio's Institu-tional Shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman Local GO Index. Performance in-formation may also include evaluations of the Portfolios and their Institu-tional Shares published by nationally recognized ranking services, and informa-tion as reported in financial publications such as Business Week, Fortune, In-stitutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Institutional Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the com-pounding effects of dividends in a dividend reinvestment plan or the impact of tax-deferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The performance in-formation for each Portfolio includes the historical performance of a predeces-sor common trust fund, adjusted to reflect historical expenses at the levels indicated (absent fee waivers) in the expense summary for the relevant class of that Portfolio. These predecessor common trust funds were not registered under the 1940 Act and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust funds had been registered un-der the 1940 Act, their performance might have been adversely affected.

The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Institutional Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Institutional Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings ac-counts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, port-folio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Institutional Shares will not be included in the Portfolio performance calculations.

                                      25.

--------------------------------------------------------------------------------
HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

                   CONVENIENT WAYS TO ACCESS FUND INFORMATION

Below is a brief description of how investors can easily access information about the BlackRock Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 INTERNAL                  9 AM to 6 PM, E.S.T.      toll-free 888-8BLACKROCK
 WHOLESALERS/BROKER-       Monday through Friday     toll-free 888-825-2257
 DEALER SUPPORT:
 PORTFOLIO MANAGERS        24 Hours, 7 days a week   toll-free 800-FUTURE4
 COMMENTARY:                                         toll-free 800-388-8734
 (Audio recording updated
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764
 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.blackrock.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   mutual-funds@blackrock.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           BlackRock Funds           BlackRock Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      26.

                                                                BLACKROCK FUNDS
THE BLACKROCK FUNDS

BlackRock Funds is a leading mutual fund company currently managing in excess of $14 billion in 35 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by specialists in equity, fixed income, international, and tax-free investing who adhere to a pure investment style.SM

STOCK PORTFOLIOS
--------------------------------------------------------------------------------

    Large Cap Growth Equity             Select Equity
    Large Cap Value Equity              Micro-Cap Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              Index Equity

STOCK & BOND PORTFOLIO
--------------------------------------------------------------------------------

    Balanced

BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Low Duration Bond
    Intermediate Government Bond        Government Income GNMA
                                        Managed Income
    Intermediate Bond                   International Bond
    Core Bond

TAX-FREE BOND PORTFOLIOS
--------------------------------------------------------------------------------

    Tax-Free Income                     New Jersey Tax-Free Income
    Delaware Tax-Free Income            Ohio Tax-Free Income
    Kentucky Tax-Free Income            Pennsylvania Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------------------------------------------------

    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                                                           April 29, 1998
-------------------------------------------------------------------------------

THE BLACKROCK DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS SERVICE SHARES
-------------------------------------------------------------------------------

                                                                          PAGE
            What Are The Expenses Of The Portfolios?.....................   4
            What Are The Portfolios?.....................................   6
            What Are The Characteristics Of The Portfolios?..............   7
            What Types Of Securities Are In The Portfolios?..............   8
            What Are The Portfolios' Fundamental Investment
             Limitations?................................................   9
            What Additional Investment Policies And Risks Apply?.........  10
            Who Manages The Fund?........................................  17
            How Are Shares Purchased And Redeemed?.......................  21
            What Special Purchase And Redemption Procedures May Apply?...  23
            How Is Net Asset Value Calculated?...........................  25
            How Frequently Are Dividends And Distributions Made To
             Investors?..................................................  25
            How Are Fund Distributions Taxed?............................  26
            How Is The Fund Organized?...................................  29
            How Is Performance Calculated?...............................  30
            How Can I Get More Information?..............................  31

ASKING THE KEY
QUESTIONS

             This Prospectus sets forth concisely information about the BlackRock Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio (collectively, the "Portfolios") that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Informa-tion dated April 29, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional In-formation may be obtained free of charge from BlackRock FundsSM (the "Fund") by calling (800) 441-7764. The Statement of Addi-tional Information, as supplemented from time to time, is incor-porated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Ad-ditional Information, material incorporated by reference and other information regarding the Fund that has been filed with the SEC.

             SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DE-POSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC TAX-FREE PORTFOLIOS ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

                                      2.

--------------------------------------------------------------------------------
THE DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS OF BLACKROCK FUNDS
--------------------------------------------------------------------------------

               The BLACKROCK FUND family consists of 35 portfolios and has been structured to include many different investment styles so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

               Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds /SM/ to BlackRock Funds/SM/.

               The Delaware Tax-Free Income and Kentucky Tax-Free Income Port-folios of BLACKROCK FUNDS are two of fourteen investment port-folios that provide investors with a broad spectrum of invest-ment alternatives within the fixed income sector. Eight of these portfolios invest in taxable bonds, and six of these portfolios invest in tax-exempt bonds. A detailed description of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios begins on page 6. To obtain a prospectus describing the Fund's other fixed income portfolios, call (800) 441-7762.


          BLACKROCK PORTFOLIO    PERFORMANCE          LIPPER PEER GROUP
                                 BENCHMARK



             DE TAX-FREE         Lehman Local GO      Other States Municipal
              INCOME              Index                Debt Funds



              KY TAX-FREE        Lehman Local GO      KY Municipal Debt
               INCOME             Index




               BlackRock Advisors, Inc. serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, Inc., serves as sub-adviser to each of the Portfolios.

UNDERSTANDING  This Prospectus has been crafted to provide detailed, accurate
THE            and comprehensive information on the BlackRock Delaware Tax-
BLACKROCK      Free Income and Kentucky Tax-Free Income Portfolios. We intend
DELAWARE       this document to be an effective tool as you explore different
TAX-FREE       directions in fixed income investing.
INCOME AND
KENTUCKY
TAX-FREE
INCOME
PORTFOLIOS

CONSIDERING    There can be no assurance that any mutual fund will achieve its
THE RISKS IN   investment objective. Both of the Portfolios may purchase il-
BOND           liquid securities; enter into repurchase and reverse repurchase
INVESTING      agreements and engage in leveraging, which is a speculative technique; lend portfolio securities to third parties; and en-ter into futures contracts and options. Each of the Delaware
               Tax-Free Income and Kentucky Tax-Free Income Portfolios is a state-specific tax-free portfolio which concentrates in the se-curities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than the other bond portfolios of the Fund, which are considered diver-sified. See "What Additional Investment Policies And Risks Ap-ply?"

INVESTING IN
THE
BLACKROCK
FUNDS
               For information on how to purchase and redeem shares of the Portfolios, see "How Are Shares Purchased And Redeemed?" and "What Special Purchase And Redemption Procedures May Apply?"

                                       3.

-------------------------------------------------------------------------------
WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
-------------------------------------------------------------------------------

Below is a summary of the annual operating expenses expected to be incurred by Service Shares of the Portfolios after fee waivers for the current fiscal year as a percentage of average daily net assets. The figures shown under "Other expenses" are estimated for the current fiscal year. An example based on the summary is also shown.

                                  DELAWARE  KENTUCKY
                                  TAX--FREE TAX--FREE
                                   INCOME    INCOME
                                  PORTFOLIO PORTFOLIO
ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
Advisory fees (after fee
 waivers)(/1/)                         .40%      .40%
Other operating expenses               .60       .60
                                      -----     -----
 Administration fees (after fee
  waivers)(/1/)                   .17       .17
 12b-1 (shareholder servicing)
  fees                            .30       .30
 Other expenses                   .13       .13
                                  ---       ---
Total Portfolio operating
 expenses
 (after fee waivers)(/1/)             1.00%     1.00%
                                      =====     =====

(1) Without waivers, advisory fees would be .55% and administration fees would be .23% for each Portfolio. BlackRock Advisors, Inc. and the Portfolios' administrators are under no obligation to waive fees or reimburse ex-penses, but have informed the Fund that they expect to waive fees and re-imburse expenses during the remainder of the current fiscal year as neces-sary to maintain the Portfolios' total operating expenses at the levels set forth in the table. Without waivers, "Other operating expenses" would be .66% and "Total Portfolio operating expenses" would be 1.21% for each Portfolio.

                                      4.

--------------------------------------------------------------------------------
EXAMPLE

An investor in Service Shares would pay the following expenses on a $1,000 in-vestment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                                    ONE YEAR THREE YEARS
Delaware Tax-Free Income Portfolio    $10        $32
Kentucky Tax-Free Income Portfolio     10         32

In addition to the compensation itemized in the expense table, institutions that sell shares of the Portfolios and/or their salespersons may receive com-pensation for the sale and distribution of shares or for services to the Port-folios. For information regarding such compensation, see "Who Manages The Fund?--Shareholder Servicing" in the Prospectus and "Investment Advisory, Ad-ministration, Distribution and Servicing Arrangements" in the Statement of Ad-ditional Information.

The foregoing Table and Example are intended to assist investors in understand-ing the costs and expenses that an investor in the Portfolios will bear either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios. For a detailed description of the expenses, see "Who Manages The Fund?"

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE IN-VESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                       5.

--------------------------------------------------------------------------------
WHAT ARE THE PORTFOLIOS?
--------------------------------------------------------------------------------

                  The Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios of BLACKROCK FUNDS are two of fourteen investment portfolios that provide investors with a broad spectrum of investment alternatives within the fixed income sector. Eight of these portfolios invest solely in taxable bonds and six of these portfolios invest in tax-exempt bonds.

                  In certain investment cycles and over certain holding peri-ods, a fund that invests in any one of these styles may per-form above or below the market. An investment program that combines these multiple disciplines allows investors to se-lect from among these various product options in the way that most closely fits the investor's goals and sentiments.

                    PORTFOLIO                 INVESTMENT OBJECTIVE
            Delaware Tax-Free Income   To seek as high a level of
                                       current income exempt from
                                       Federal income tax and, to the
                                       extent possible, income tax of
                                       the state of Delaware, as is
                                       consistent with the preservation
                                       of capital.
            Kentucky Tax-Free Income   To seek as high a level of
                                       current income exempt from
                                       Federal income tax and, to the
                                       extent possible, income tax of
                                       the state of Kentucky, as is
                                       consistent with the preservation
                                       of capital.

                                       6.

--------------------------------------------------------------------------------
WHAT ARE THE CHARACTERISTICS OF THE PORTFOLIOS?
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS:

                                     DOLLAR-WEIGHTED                             MIN
                  PERFORMANCE        AVERAGE MATURITY      CREDIT QUALITY      CREDIT
PORTFOLIO         BENCHMARK*         (APPROXIMATE)**       CONCENTRATION       QUALITY
DE           Lehman Local GO Index     10-15 Years        Investment Grade       BBB
 Tax-                                                         Spectrum
 Free
 Income
KY           Lehman Local GO Index     10-15 Years        Investment Grade       BBB
 Tax-                                                         Spectrum
 Free
 Income

 * The Lehman Local GO Index contains local general obligation bonds.

** The table above shows dollar-weighted average maturity. Duration, which mea-sures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Portfolios' sub-advisers will normally attempt to structure the Portfolios to have comparable durations to the benchmarks.

                                       7.

--------------------------------------------------------------------------------
WHAT TYPES OF SECURITIES ARE IN THE PORTFOLIOS?
--------------------------------------------------------------------------------

The following table summarizes the types of securities found in each Portfolio according to the following designations:

  Yes:The Portfolio will hold a significant amount of these securities at all times.

  Elig.: Eligible; the Portfolio may purchase these securities, but they may or may not be a significant holding at a given time.

  Temp.: Temporary; the Portfolio may purchase these securities, but under nor-mal market conditions is not expected to do so.

  No:    The Portfolio may not purchase these securities.

                                                  NON                               FOREIGN
                                                AGENCY/                           SECURITIES/
                                        AGENCY COMMERCIAL              HIGH YIELD  CURRENCY
                    TREASURIES AGENCIES MBS/1/   MBS/1/   CORP. ABS/2/ SECURITIES    RISK     MUNICIPALS
DE Tax-Free Income    Temp.       No      No       No      No     No       No         No         Yes
KY Tax-Free Income    Temp.       No      No       No      No     No       No         No         Yes

/1/MBS = mortgage-backed securities
/2/ABS = asset-backed securities

                                       8.

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WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
--------------------------------------------------------------------------------

A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its in-vestment objective.

Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). The Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

Neither Portfolio may:

(1) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry; and

(2) invest less than 80% of its net assets in Municipal Obligations (as defined below), except during temporary defensive periods or during periods of unusual market conditions.

As a non-fundamental investment restriction, each of the Delaware Tax-Free In-come and Kentucky Tax-Free Income Portfolios will not invest in securities (ex-cept U.S. Government securities) that would cause, at the end of any tax quar-ter (plus any additional grace period), more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfo-lio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities).

The investment limitations stated above are applied at the time investment se-curities are purchased.

                                       9.

--------------------------------------------------------------------------------
WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
--------------------------------------------------------------------------------

INVESTMENT QUALITY. Securities acquired by the Portfolios will be rated invest-ment grade at the time of purchase (within the four highest rating categories by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Co. or Fitch Investor Services, Inc.) or, if unrated, of comparable quality as determined by the Portfolios' sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade although they have speculative characteristics. If a security's rating is reduced below the minimum rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

INVESTMENT EMPHASIS. Each Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Portfolios will invest, dur-ing normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Municipal Obligations"). In addition, each of the Portfolios intends to in-vest at least 65% of its total assets in Municipal Obligations of issuers lo-cated in the particular state indicated by its name ("State-Specific Obliga-tions"). During temporary defensive periods each of the Portfolios may invest without limitation in securities that are not Municipal Obligations and may hold without limitation uninvested cash reserves.


MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obliga-tions are "general obligation" securities and "revenue" securities. General ob-ligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue se-curities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being fi-nanced. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also in-clude "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are partici-pation certificates in a lease, an installment purchase contract, or a condi-tional sales contract ("lease obligations") entered into by a state or politi-cal subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obli-gations, the state or governmental body has no obligation to make these pay-ments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.


                                      10.

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Each Portfolio may invest up to 20% of its total assets in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper") when added together with any other taxable investments held by the Portfolio. In addition, each Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfo-lio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the particular risks presented by the laws and economic condi-tions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

The Portfolios are classified as non-diversified portfolios under the 1940 Act. Investment returns on a non- diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one secu-rity may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

Each Portfolio may acquire "stand-by commitments" with respect to Municipal Ob-ligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. The Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, bene-ficial interests in trusts and partnership interests.

The amount of information regarding the financial condition of issuers of Mu-nicipal Obligations may be less extensive than the information for public cor-porations, and the secondary market for Municipal Obligations may be less liq-uid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with re-spect to any particular securities, be limited. In addition, Municipal Obliga-tions purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issu-ance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their in-vestment objectives, the Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obliga-tions. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value." Stripped securities may exhibit greater price volatility than ordinary debt se-curities because of the manner in which their principal and interest are re-turned to investors.

                                      11.

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Each Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest pay-ments. Additionally, current federal tax law requires the holder of certain zero coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated in-vestment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvanta-geous circumstances in order to generate cash to satisfy these distribution re-quirements. See "How Are Fund Distributions Taxed?"

U.S. GOVERNMENT OBLIGATIONS. Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of certain agencies and instrumentalities of the U.S. Government such as the Government National Mort-gage Association are supported by the United States' full faith and credit; others such as those of the Federal National Mortgage Association and the Stu-dent Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumen-talities if it is not obligated to do so by law.

INTEREST RATE TRANSACTIONS. The Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios may to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Port-folio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment ob-jective, each Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections af-forded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.


                                      12.

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To the extent consistent with its investment objective, each Portfolio may also invest in futures contracts and options on futures contracts for hedging pur-poses or to maintain liquidity. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

Futures contracts obligate a Portfolio, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quan-tity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes ob-ligated to sell or buy a futures contract if the option is exercised. In con-nection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instru-ments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the re-sulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities pric-es, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. For further discussion of risks involved with domestic and foreign futures and options, see the Statement of Additional Information.

The Fund intends to comply with the regulations of the Commodity Futures Trad-ing Commission exempting the Portfolios from registration as a "commodity pool operator."

GUARANTEED INVESTMENT CONTRACTS. The Portfolios may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a de-posit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

SECURITIES LENDING. A Portfolio may seek additional income by lending securi-ties on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or ir-revocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recover-ing the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

                                      13.

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The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of inter-est to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher de-gree of leverage inherent in inverse floaters is associated with greater vola-tility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase debt securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Portfolio is autho-rized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the de-cline in value suffered by the Portfolio's securities. Borrowings may be made through reverse repurchase agreements under which a Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Portfolios may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repur-chase agreements involve the risks that the interest income earned in the in-vestment of the proceeds will be less than the interest expense, that the mar-ket value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liq-uid debt securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.


INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a share-holder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agree-ments and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 15% limit. Each Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the Portfolios' sub-adviser that an adequate trading market exists for the securities. This invest-ment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninter-ested in purchasing these restricted securities.

WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase se-curities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions

                                      14.

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involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security that it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securi-ties delivery takes place. Each Portfolio's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets ab-sent unusual market conditions.

SHORT SALES. The Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will de-cline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to ac-quire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

PORTFOLIO TURNOVER RATES. Under normal market conditions, it is expected that the annual portfolio turnover rate for each of the Portfolios will not exceed 150%. A Portfolio's annual portfolio turnover rate will not be a factor pre-venting a sale or purchase when the sub-adviser believes investment considera-tions warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

INTEREST RATE AND EXTENSION RISKS. The value of fixed income securities in the Portfolios can be expected to vary inversely with changes in prevailing inter-est rates. Fixed income securities with longer maturities, which tend to pro-duce higher yields, are subject to potentially greater capital appreciation and depreci- tion than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary within the limits stated above under "What Are the Differences Among the Portfolios?" based upon its sub-adviser's assessment of economic and market conditions. Although the Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated in that section, there can be no assurance that it will be able to do so at all times.

STATE-SPECIFIC TAX-FREE PORTFOLIOS--ADDITIONAL RISK CONSIDERATIONS. The concen-tration of investments by the Portfolios in State-Specific Obligations raises special investment considerations. In particular, changes in the economic con-dition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters re-lating to the states in which the Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Obli-gations" in the Statement of Additional Information.

Delaware. Delaware's economy has expanded throughout most sectors during the 1990's and has diversified beyond its historical emphasis in chemical and auto-mobile manufacturing to include strong banking and service sectors. Delaware completed fiscal year 1997 with a cumulative cash balance of $392.8 million, of which $116.2 million was unencumbered. The State's general obligation debt out-standing as of December 31, 1997 was $626.7 million. Approximately 80% of this debt is scheduled to mature within ten years and approximately 90% of this debt is scheduled to mature within 15 years. While the State has constitutionally-imposed limits on tax and license fee increases and the imposition of new taxes or fees (requiring approval by a three-fifths vote of each house of the General Assembly), there are no constitutionally-imposed limits on debt incurrence. However, Delaware has instituted several measures designed to manage and reduce its indebtedness, including legislative debt limits, "pay-as-you-go" financing for capital projects, bond refundings and cash debt defeasance and deauthorizations.


                                      15.

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Kentucky. Kentucky is a leader among the states in the production of coal and tobacco. The Coal Severance Tax is a significant revenue producer for the Com-monwealth and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any federal legislation or litigation adversely affecting the to-bacco and/or cigarette industries would have a negative impact on Kentucky's economy. There is significant diversification in Kentucky's manufacturing sec-tor, which includes, among other things, tobacco processing plants, distiller-ies and durable goods production. No single segment of the Commonwealth's econ-omy consists of as much as one-fourth of the overall state domestic product.
The Commonwealth continues to experience a high unemployment rate in non-urban-ized areas. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that economic difficulties and the resulting impact on state and local govern-ment finances will not adversely affect the market value of Kentucky State-Spe-cific Obligations or the ability of the respective entities to pay debt serv-ice.

Because of constitutional limitations, the Commonwealth cannot enter into a fi-nancial obligation of more than two years' duration, and no other municipal is-suer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky State-Specific Obligations differ significantly from those generally applicable to municipal revenue obligations in other states.


                                      16.

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WHO MANAGES THE FUND?
--------------------------------------------------------------------------------

BOARD OF       The business and affairs of the Fund are managed under the di-
TRUSTEES       rection of its Board of Trustees. The following persons cur-
               rently serve on the Board:

               William O. Albertini--Executive Vice President and Chief Finan-cial Officer of Bell Atlantic Global Wireless.

               Raymond J. Clark--Treasurer of Princeton University.

               Robert M. Hernandez--Vice Chairman and Chief Financial Officer of USX Corporation.

               Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

               David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associ-ates, Inc.

ADVISER AND
SUB-ADVISER    The Adviser to BlackRock Funds is BlackRock Advisors, Inc. Each
               of the Portfolios within the BlackRock Funds family is managed by a specialized portfolio manager who is a member of BlackRock
               Advisors, Inc.'s fixed income portfolio management affiliate, BlackRock Financial Management, Inc. ("BlackRock"). BlackRock has its primary offices at 345 Park Avenue, New York, New York
               10154.

               The Portfolios and their portfolio managers are as follows:

            BLACKROCK PORTFOLIO                         PORTFOLIO MANAGER
            -------------------                         -----------------
            Delaware Tax-Free         Kevin Klingert; Portfolio manager at BlackRock since
             Income                   1991; prior to joining BlackRock, Assistant Vice
                                      President, Merrill, Lynch, Pierce, Fenner & Smith;
                                      Portfolio manager since commencement of Portfolio
                                      operations and Portfolio manager of predecessor fund
                                      since 1995.
            Kentucky Tax-Free Income  Kevin Klingert (see above).

               BlackRock Advisors, Inc. (formerly PNC Asset Management Group, Inc.) was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, New York, New York 10154. BlackRock Advisors, Inc. is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

               As adviser, BlackRock Advisors, Inc. is responsible for the overall investment management of the Portfolios. As sub-advis-er, BlackRock Financial Management is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. BlackRock Financial Management also provides research and credit analysis.

                                      17.

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                  THE AFFILIATE SUB-ADVISERS OF BLACKROCK ADVISORS, INC. ARE:

                  . BlackRock Financial Management, Inc.: Domestic and non-
                   dollar fixed income, growth and value equity.

                  . BlackRock International, Ltd.: International equity.

                  . BlackRock Institutional Management Corporation: Money
                   market.

                  For their investment advisory and sub-advisory services, BlackRock Advisors, Inc. and the Portfolios' sub-adviser are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the maximum annual rates set forth below. As stated under "What Are The Expenses Of The Portfolios?", BlackRock Advisors, Inc. and the sub-adviser intend to waive a portion of their fees during the current fiscal year. All sub-advisory fees are paid by BlackRock Advisors, Inc., and do not represent an extra charge to the Portfolios.

                   MAXIMUM ANNUAL CONTRACTUAL FEE RATE (BEFORE WAIVERS)

            AVERAGE DAILY NET         INVESTMENT  SUB-ADVISORY
            ASSETS                   ADVISORY FEE     FEE
            -----------------        ------------ ------------
            first $1 billion             .550%        .400%
            $1 billion--$2 billion       .500         .350
            $2 billion--$3 billion       .475         .325
            greater than $3 billion      .450         .300

                  The Portfolios' sub-adviser strives to achieve best execution on all transactions. Infrequently, brokerage transactions for the Portfolios may be directed through registered broker/dealers who have entered into dealer agreements with the Fund's distributor, subject to the requirements of best execution.

ADMINISTRATORS
                  BlackRock Advisors, Inc., PFPC Inc. ("PFPC") and BlackRock Distributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock Advisors, Inc. and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

                  The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relat-ing to the maintenance of financial records and fund account-ing. As compensation for these services, BlackRock Advisors, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's aver-age daily net assets. PFPC and BDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net as-sets, .075% of the next $500 million of each Portfolio's av-erage daily net assets and .065% of the average daily net as-sets of each Portfolio in excess of $1 billion and (ii) .115% of the first $500 million of the average daily net assets al-located to Service Shares of each Portfolio, .105% of the next $500 million of such average daily net assets and .095% of the average daily net assets allocated to Service Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administra-tion fees from a Portfolio.

                                      18.

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               For information about the operating expenses the Portfolios ex-pect to incur in the current fiscal year, see "What Are the Ex-penses of the Portfolios?"

TRANSFER       PNC Bank, whose principal offices are located at 1600 Market
AGENT,         Street, Philadelphia, Pennsylvania 19103, serves as the Portfo-
DIVIDEND       lios' custodian and PFPC, whose principal offices are located
DISBURSING     at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as
AGENT AND      their transfer agent and dividend disbursing agent.
CUSTODIAN

SHAREHOLDER    The Fund intends to enter into service arrangements with insti-
SERVICING      tutional investors ("Institutions") (including PNC Bank and its affiliates) which provide that the Institutions will render support services to their customers who are the beneficial own-ers of Service Shares. These services are intended to supple-ment the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consid-eration for payment of a shareholder processing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of the following services:
               processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distribu-tor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service
               Shares beneficially owned by customers or the information nec-essary for sub-accounting; and providing other similar servic-es. In consideration for payment of a separate shareholder ser-vicing fee of up to .15% (on an annualized basis) of the aver-age daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to cus-tomer inquiries relating to the services performed by the In-stitution and to customer inquiries concerning their invest-ments in Service Shares; assisting customers in designating and changing dividend options, account designations and addresses;
               and providing other similar shareholder liaison services. Cus-tomers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.

               Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Re-serve Board and state banking commissions, and investment ad-visers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commis-sions, are urged to consult their legal counsel before entering into agreements with the Fund.

               The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of under-writing securities. It is intended that the services provided by Institutions under their service agreements will not be pro-hibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

EXPENSES
               Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock Advisors, Inc. and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution

                                      19.

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                 under Federal and state securities laws, expenses of prepar-ing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of in-dependent pricing services, and other expenses which are not expressly assumed by BlackRock Advisors, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a partic-ular investment portfolio will be allocated among all in-vestment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                                      20.

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HOW ARE SHARES PURCHASED AND REDEEMED?
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DISTRIBUTOR. Shares of the Portfolios are offered on a continuous basis by BDI as distributor (the "Distributor"). BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares. However, the Plan permits BDI, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them, which, subject to ap-plicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor-ship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "In-vestment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

PURCHASE OF SHARES. Service Shares are offered without a sales load to Institu-tions acting on behalf of their customers, certain persons who were sharehold-ers of The Compass Capital Group at the time of its combination with The PNC(R) Fund during the first quarter of 1996, and investors that participate in the Capital Directions SM asset allocation program.

Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connec-tion with the requirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions.

Service Shares are sold at their net asset value per share next computed after an order is received by PFPC. Orders received by PFPC by 4:00 p.m. (Eastern
Time) on a Business Day are priced the same day. A "Business Day" is any week-day that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be placed by telephoning PFPC at (800) 441-7450. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced on the following Business Day.

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement. The Fund does not accept third party checks for initial or subsequent investments.

The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Service Shares and may suspend and resume the sale of shares of any share class of the Portfolio at any time.

In the event that a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group as described above) ceases to meet the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Investor A Shares of the Portfolio having the same aggregate net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution

                                      21.

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fees at the aggregate annual rate of .20% of average daily net assets. In the event that a shareholder acquiring Service Shares on or after May 1, 1998 sub-sequently satisfies the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automati-cally be converted to Institutional Shares of the Portfolio having the same ag-gregate net asset value as the shares converted.

REDEMPTION OF SHARES. Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institu-tions. These procedures will vary according to the type of account and the In-stitution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the cer-tificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption or-ders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custo-dian is closed is normally wired in Federal funds on the next Business Day fol-lowing redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiv-ing a redemption order if, in the judgment of BlackRock Advisors, Inc., an ear-lier payment could adversely affect a Portfolio. No charge for wiring redemp-tion payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemp-tion services and charges, if any, should be obtained by customers from their Institutions.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in any shareholder's account if the account balance drops below $5,000 as the result of redemption requests and the share-holder does not increase the balance to at least $5,000 upon thirty days' writ-ten notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the ac-count falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolios to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of pay-ment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibili-ties under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

                                      22.

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WHAT SPECIAL PURCHASE AND REDEMPTION PROCEDURES MAY APPLY?
--------------------------------------------------------------------------------

PURCHASES. Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio with respect to which shares are purchased must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account registration, and the shareholder ac-count number. Before wiring any funds, however, an investor must call PFPC at
(800) 441-7762 in order to confirm the wire instructions. Purchase orders which are received by PFPC, together with payment, before the close of regular trad-ing hours on the NYSE (currently 4:00 p.m. Eastern Time) on any Business Day (as defined above) are priced according to the net asset value next determined on that day.

The Portfolios offer an Automatic Investment Plan ("AIP") whereby an investor in shares of a Portfolio may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre- au-thorized investment amount is $50.

REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Portfolios at any time by sending a written redemption request in proper form to BlackRock Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Delaware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the rec-ord address, or if the shareholder is a corporation, partnership, trust or fi-duciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guar-antee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a cor-poration, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at (800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund re-serves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemp-tion request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single designated bank account to re-ceive wire

                                      23.

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redemption proceeds, it is necessary to send a written request (with a guaran-teed signature as described above) to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will em-ploy reasonable procedures to confirm that instructions communicated by tele-phone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such proce-dures.

The Fund offers a Systematic Withdrawal Plan ("SWP") which may be used by in-vestors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

Persons who were shareholders of an investment portfolio of the Compass Capi-tal Group of Funds at the time of the portfolio's combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.


                                      24.

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HOW IS NET ASSET VALUE CALCULATED?
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Net asset value is calculated separately for Service Shares of each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. East-ern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of its Serv-ice Shares that are outstanding.

Most securities held by a Portfolio are priced based on their market value as determined by reported sales prices, or the mean between bid and asked prices, that are provided by securities dealers or pricing services. Portfolio securi-ties which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direc-tion of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless a Portfolio's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
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Each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional Service Shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolios' net investment income will be declared as dividends. The amount of the daily divi-dend for each Portfolio will be based on periodic projections of its net in-vestment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

                                      25.

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HOW ARE FUND DISTRIBUTIONS TAXED?
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Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder holds shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

Each Portfolio intends to pay substantially all of its dividends as "exempt in-terest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns, and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum tax. First, "exempt interest dividends" derived from certain private activity bonds issued after August 7, 1986 generally will constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum tax liability. Second, "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In ad-dition, investors should be aware of the possibility of state and local alter-native minimum or minimum income tax liability on interest from private activ-ity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

Each Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distri-butions declared from net investment income during that year and may differ significantly from the actual percentages for any particular day.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a speci-fied date in those months will be deemed to have been received by the share-holders on December 31 of such year, if the dividends are paid during the fol-lowing January.

An investor considering buying shares on or just before a dividend record date should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of shares depending upon their tax basis and their price at the time of redemption, transfer or exchange. Any loss upon the sale or ex-change of shares held for six months or less will be disallowed for Federal in-come tax purposes to the extent of any exempt interest dividends received by the shareholder. For the Delaware Tax-Free Income Portfolio, any loss upon the sale or exchange of shares held for six months or less will also be disallowed for Delaware income tax purposes to the extent of any exempt interest dividends received by the shareholder[, without regard to whether all or any portion of such exempt interest dividends may have been subject to Delaware income tax.

                                      26.

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A Portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the Portfolio, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the se-curity over the basis of such bond immediately after it was acquired) if the Portfolio elects to accrue market discount on a current basis. In addition, in-come may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash dis-tribution to a Portfolio, such Portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

This is not an exhaustive discussion of applicable tax consequences, and in-vestors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of the dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addi-tion, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to differ-ent Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in a Portfolio. For additional information concerning the tax treatment of dividends and distributions by the states listed below including certain restrictions ap-plicable to such treatment, see "Taxes" in the Statement of Additional Informa-tion.

DELAWARE TAX CONSIDERATIONS. Individuals, estates and trusts that are subject to Delaware personal income tax will be subject to such tax on distributions from the Delaware Tax-Free Income Portfolio (other than distributions qualifying as "exempt interest dividends" under the Code which are subject to such tax as discussed below and distributions attributable to interest paid on certain U.S. government obligations) to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Unlike the Code, however, Delaware tax law does not provide for different tax rates for distributions paid out of "net capital gain" and other distributions.

Individuals, estates and trusts that are subject to Delaware personal income tax will not be subject to such tax on distributions that qualify as "exempt interest dividends" under the Code to the extent that such distributions are attributable to interest on Delaware State-Specific Obligations and provided that the Delaware Tax-Free Income Portfolio sends shareholders a written state-ment of the dollar amount or percentage of the exempt interest dividends that are attributable to interest on Delaware State-Specific Obligations. Similarly, if the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates and trusts that are subject to Delaware personal income tax will not be subject to such tax on distributions that are attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a writ-ten statement of the dollar amount or percentage of such distributions that are attributable to interest paid on such U.S. government obligations. The Fund will send written notices to shareholders annually regarding the Delaware tax status of distributions made by the Delaware Tax-Free Income Portfolio.

For corporations and other entities that are subject to Delaware corporate in-come tax, distributions will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

                                      27.

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KENTUCKY TAX CONSIDERATIONS. Exempt interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Ob-ligations will be excludible from a shareholder's gross income for Kentucky in-come tax purposes. Further, distributions attributable to interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. All other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder's gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. Under the laws of Kentucky relating to ad valo-rem taxation of property, the shareholders rather than the Kentucky Tax-Free Income Portfolio are considered the owners of the Portfolio's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Ken-tucky Tax-Free Income Portfolio's assets. According to the Kentucky Revenue Cabinet, the portion of the Portfolio's assets that consists of Kentucky State-Specific Obligations will be exempt from intangible property taxes, but the portion that consists of cash on hand, cash in out-of-state banks, futures, op-tions and other nonexempt assets will be subject to intangible property taxes.


                                      28.

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HOW IS THE FUND ORGANIZED?
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The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment com-pany. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited num-ber of shares in thirty-eight investment portfolios. Each of the Portfolios de-scribed herein offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Service Shares of the Portfolios described herein.

Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. In ad-dition, each class of Investor Shares is sold with different sales charges. Be-cause of these "class expenses" and sales charges, the performance of the Port-folio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of each of the Institu-tional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, in-cluding an automatic investment plan and an automatic withdrawal plan. For fur-ther information regarding the Fund's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (In-vestor Shares).

Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On April 21, 1998, PNC Bank held of record approximately 76% of the Fund's out-standing shares, as trustee on behalf of individual and institutional invest-ors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

                                      29.

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HOW IS PERFORMANCE CALCULATED?
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Performance information for Service Shares of the Portfolios may be quoted in advertisements and communications to shareholders. Total return will be calcu-lated on an average annual total return basis for various periods. Average an-nual total return reflects the average annual percentage change in value of an investment in Service Shares of a Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate to-tal return reflects the total percentage change in value over the measuring pe-riod. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to its Service Shares are reinvested in Service Shares.

The yield of Service Shares is computed by dividing the Portfolio's net income per share allocated to its Service Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. Each Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an af-ter-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate.

The performance of a Portfolio's Service Shares may be compared to the perfor-mance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio's Service Shares may be com-pared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman Local GO Index. Performance information may also in-clude evaluations of the Portfolios and their Service Shares published by na-tionally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Mag-azine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

In addition to providing performance information that demonstrates the actual yield or return of Service Shares of a particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-de-ferred investing.

Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The performance in-formation for each Portfolio includes the historical performance of a predeces-sor common trust fund, adjusted to reflect historical expenses at the levels indicated (absent fee waivers) in the expense summary for the relevant class of that Portfolio. These predecessor common trust funds were not registered under the 1940 Act and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust funds had been registered un-der the 1940 Act, their performance might have been adversely affected.

The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's Service Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, per-formance data for Service Shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturi-ty, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with in-vestments in Service Shares will not be included in the Portfolio performance calculations.

                                      30.

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HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the BlackRock Funds.

 FUND INFORMATION          HOURS AVAILABLE           PHONE INFORMATION
 INTERNAL                  9 AM to 6 PM, E.S.T.      toll-free 888-8BLACKROCK
 WHOLESALERS/BROKER-       Monday through Friday     toll-free 888-825-2257
 DEALER SUPPORT:
 PORTFOLIO MANAGERS
 COMMENTARY:               24 Hours, 7 days a week   toll-free 800-FUTURE4
 (Audio recording updated                            toll-free 800-388-8734
 periodically)
 SHAREHOLDER SERVICES
 TELEPHONE ACCESS:         24 Hours, 7 days a week   toll-free 800-441-7764

 ACCOUNT SERVICE           8:30 to 5 PM, E.S.T.      toll-free 800-441-7764
 REPRESENTATIVES:          Monday through Friday
 Available to discuss
 account balance
 information, mutual fund
 prospectus, literature
 and discuss programs and
 services available.
 PURCHASES AND             8:30 to 5 PM, E.S.T.      toll-free 800-441-7450
 REDEMPTIONS:              Monday through Friday
 WORLD WIDE WEB:
 Access general fund       24 Hours, 7 days a week   http://www.blackrock.com
 information and specific
 fund performance.
 Request mutual fund
 prospectuses and
 literature. Forward
 mutual fund inquiries.
 E-MAIL:
 Request prospectuses and  24 Hours, 7 days a week   mutual-funds@blackrock.com
 literature. Forward
 mutual fund inquiries.
 WRITTEN CORRESPONDENCE:   POST OFFICE BOX ADDRESS   STREET ADDRESS
                           BlackRock Funds           BlackRock Funds
                           c/o PFPC Inc.             c/o PFPC Inc.
                           P.O. Box 8907             400 Bellevue Parkway
                           Wilmington, DE 19899-8907 Wilmington, DE 19809

                                      31.

                                                                BLACKROCK FUNDS
THE BLACKROCK FUNDS

BlackRock Funds is a leading mutual fund company currently managing in excess of $15 billion in 35 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by specialists in equity, fixed income, international, and tax-free investing who adhere to a pure investment style SM.

STOCK PORTFOLIOS
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    Large Cap Growth Equity             Select Equity
    Large Cap Value Equity              Micro-Cap Equity
    Mid-Cap Growth Equity               International Equity
    Mid-Cap Value Equity                International Emerging Markets
    Small Cap Growth Equity             International Small Cap Equity
    Small Cap Value Equity              Index Equity

STOCK & BOND PORTFOLIO
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    Balanced

BOND PORTFOLIOS
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    Low Duration Bond                   Government Income
    Intermediate Government Bond
    Intermediate Bond                   GNMA
                                        Managed Income
    Core Bond                           International Bond

TAX-FREE BOND PORTFOLIOS
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    Tax-Free Income                     New Jersey Tax-Free Income
    Delaware Tax-Free Income            Ohio Tax-Free Income
    Kentucky Tax-Free Income            Pennsylvania Tax-Free Income

MONEY MARKET PORTFOLIOS
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    Money Market                        North Carolina Municipal Money Market
    U.S. Treasury Money Market          Ohio Municipal Money Market
    Municipal Money Market              Pennsylvania Municipal Money Market
    New Jersey Municipal Money Market   Virginia Municipal Money Market

                              BLACKROCK FUNDS/SM/
                     (FORMERLY, COMPASS CAPITAL FUNDS/SM/)


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market (formerly, the Government Money Market Portfolio), Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity (formerly, the Value Equity Portfolio), Large Cap Growth Equity (formerly, the Growth Equity Portfolio), Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity (formerly, the Core Equity Portfolio), Managed Income, Tax-Free Income, Intermediate Government Bond (formerly, the Intermediate Government Portfolio), Delaware Tax-Free Income, Kentucky Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond (formerly, the Short Government Bond Portfolio), Intermediate Bond (formerly, the Intermediate-Term Bond Portfolio), Government Income, International Bond (formerly, the International Fixed Income Portfolio), New Jersey Tax-Free Income, Core Bond and GNMA Portfolios (collectively, the "Portfolios") of BlackRock Funds (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," and the other Portfolios are called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios dated April 29, 1998 and the Prospectuses of all other Portfolios of the Fund dated January 28, 1998, each as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated April 29, 1998. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT POLICIES.......................................................   -3-

SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS......................  -24-

TRUSTEES AND OFFICERS.....................................................  -68-

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND.............................  -78-

INVESTMENT ADVISORY, ADMINISTRATION,
                  DISTRIBUTION AND SERVICING ARRANGEMENTS.................  -79-

EXPENSES.................................................................. -106-

PORTFOLIO TRANSACTIONS.................................................... -107-

PURCHASE AND REDEMPTION INFORMATION....................................... -112-

VALUATION OF PORTFOLIO SECURITIES......................................... -119-

PERFORMANCE INFORMATION................................................... -123-

TAXES..................................................................... -156-

ADDITIONAL INFORMATION CONCERNING SHARES.................................. -166-

MISCELLANEOUS............................................................. -168-

FINANCIAL STATEMENTS...................................................... -172-

APPENDIX A................................................................  A-1

APPENDIX B................................................................  B-1



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              INVESTMENT POLICIES

     The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

     The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGY

     The Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.

     The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio (including the Index Master Portfolio) other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Money Market Portfolios") may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account liquid assets in an amount at least equal to the repurchase price.

     VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in variable and floating rate instruments.

     MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in bank obligations.

     The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

     MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders.
Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Managed Income, Intermediate Government, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond, GNMA, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios (the "Bond Portfolios") and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

     FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

     ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e.,
                                                                          ----
loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. The relationship between prepayments and interest rates may give some high-yielding asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in U.S. Government obligations.

     The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

     SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in supranational organization obligations.

     LEASE OBLIGATIONS. The Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

     The Sub-Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Sub-Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

     COMMERCIAL PAPER. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

     Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in commercial paper.

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement).

The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of DFA. DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U.S. Government and agency obligations described under "U.S. Government Obligations" above.

     INVESTMENT GRADE DEBT OBLIGATIONS. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Low Duration Bond, Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody's or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

     The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     NON-INVESTMENT GRADE SECURITIES. The Low Duration Bond Portfolio may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds" when the Portfolio's sub-adviser believes that the investment characteristics of such securities make them desirable in light of the Portfolio's investment objective and current portfolio mix, so long as under normal market conditions, no more than 20% of its total assets are invested in non-investment grade debt securities, and such securities are rated "B" or higher at the time of purchase by at least one major rating agency.

     High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies' evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

     While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

     During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

     The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

     When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

     The Low Duration Bond Portfolio may invest in securities rated "B" and above or determined by the sub-adviser to be of comparable quality. Such securities are considered to have the current capacity to meet interest and principal payments, but have a greater vulnerability to default than higher rated securities. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and principal.

     The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.

     In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

     In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

     The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolios may enter into "when-issued" and "forward" commitments, including "TBA" (to be announced) purchase commitments, to purchase or sell securities at a fixed price at a future date. When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

     If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. Each equity Portfolio (except the Index Master Portfolio) and the Balanced Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

     FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.

Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser or Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

     A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

     OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

     When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     FUTURES CONTRACTS AND RELATED OPTIONS. Each Non-Money Market Portfolio (including the Index Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). These instruments are described in Appendix B to this Statement of Additional Information.

     STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

     Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

     TAX-EXEMPT DERIVATIVES. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.

     While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

     YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

     INTEREST RATE TRANSACTIONS AND CURRENCY SWAPS. The Bond Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

     A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff & Phelps or Fitch, or "A" or "P-1" or better by Moody's.

     A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

     INVESTMENT COMPANIES. Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

     SPECIAL CONSIDERATION REGARDING THE OHIO TAX-FREE INCOME PORTFOLIO. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

              SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

     The following information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO STATE-SPECIFIC OBLIGATIONS. The Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility.

     Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     The 1992-93 biennium presented significant challenges to State finances.
To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF", a cash and budgetary management fund) to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed a FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million goes to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had a March 17, 1998 balance of $862.7 million), with the $263 million balance to a State income tax reduction fund.

     The GRF appropriations act for the current 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Recently passed legislation increases the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995), Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At April 1, 1998, $1.06 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($28.2 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($945.5 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($82.7 million outstanding, with no more than $50 million to be issued in any one year).

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.15 billion of which were outstanding or awaiting delivery at April 1, 1998.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     The General Assembly has placed on the May 1998 primary election ballot a proposed constitutional amendment dealing with State debt. If approved by voters, it will authorize State general obligation debt to pay the costs of facilities for a system of common schools throughout the State and for State supported and assisted institutions of higher education. That and other debt represented by direct obligations of the State (such as that authorized by the OPFC and OBA) could not be issued if future fiscal year total debt service on those obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total State expenditures from the GRF and net lottery proceeds during the then preceding fiscal year.

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 24, 1998) to permit time for responsive corrective actions, some of which to April 1, 1998 are mentioned above. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in fiscal year 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village is in preliminary "fiscal watch" status). As of April 1, 1998, the 1996 school district "fiscal emergency" provision was applied to four districts, and 12 were on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA STATE-SPECIFIC
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OBLIGATIONS.  The concentration of investments in Pennsylvania State-Specific
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Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

     Pennsylvania has historically been dependent on heavy industry, although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the

Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     The population of Pennsylvania experienced a slight increase in the period 1988 through 1997, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 79% of the 1990 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 44% of the Commonwealth's total population.

     The Commonwealth utilizes the fund method of accounting and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

     The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 1997, the General Fund had a surplus of $1,365 million. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated.

     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that
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settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery; (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts --the Federal case has been stayed pending resolution of the state case. Trial of the state case was completed in September 1997 and a decision is pending; and (d) both the Commonwealth and the City of Philadelphia are involved in cases currently before the Pennsylvania Supreme Court that may result in their being required to fund remedies for the unintentional racial segregation in the Philadelphia public schools.

     The City of Philadelphia (the "City") experienced severe financial difficulties during the early 1990's which impaired its access to public credit markets. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the "Authority") to provide deficit reduction financing and fiscal oversight for Philadelphia. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on May 20, 1997. The unaudited balance of the City's General Fund as of June 30, 1997 was approximately $120.0 million.

     The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1996. Its ability to refund outstanding bonds is unrestricted. The Authority had $1,102.4 million in special revenue bonds outstanding as of June 30, 1997.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "Aa3," Standard & Poor's has rated such bonds "AA-" and Fitch has rated such bonds "AA." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA STATE-SPECIFIC OBLIGATIONS. The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

     The State of North Carolina has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax and soft drink tax (currently being phased out). North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

     Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve, and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unreserved General Fund balance at June 30, 1996 of approximately $406.1 million.

     Fiscal year 1997 ended with a positive General Fund balance of approximately $874.8 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations (bringing the total reserve to $221.2 million after prior withdrawals). An additional $49.4 million was transferred to the Clean Water Management Trust Fund (bringing the total reserve to $49.4 million after prior withdrawals) and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. The Disaster Relief Reserve was used to cover disaster relief funds spent during fiscal year 1997. An additional $61 million was reserved for the State to acquire the shares of the North Carolina Railroad Company not held by the State. No additional amounts were transferred to the Savings Reserve for the year (the existing balance of $500.9 million having met the statutory reserve requirements). After additional reserves, the unreserved

General Fund balance at the end of fiscal year 1997 was approximately $318.7 million.

     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1996 and 1997 was $1,422.1 million and $1,703.9 million, respectively.

     On August 28, 1997, the North Carolina General Assembly adopted the biennium budget for 1997 to 1999. The $11.4 billion budget for fiscal year 1998 included a 7.6% increase in spending over the fiscal year 1997 budget. Highlights of the new budget included increased spending for education, with $181 million in funding for teacher pay raises averaging 6.5% and $92 million to implement the newly-enacted Excellent Schools Act, which raises teacher salaries to the national average over four years and requires teachers at low-performing schools to pass competency tests. Money was also reserved for schools that achieve or surpass academic goals, school technology funds, new school buses, staff development programs, community college job training programs, and other education purposes. The General Assembly also passed a welfare reform program, adopted a streamlined process for cleaning up brownfields for reuse as industrial and commercial sites, and cut the North Carolina sales tax on food by 1% beginning in 1998.

     The General Assembly adjusted downward the General Fund appropriation support for the continuation budgets by $425.4 million and $242.2 million in fiscal years 1998 and 1998, respectively, and authorized continuation funding of $10,439.4 million for fiscal year 1998 and $10,957.5 million for fiscal year 1999. The adjustments included reductions of expenditures resulting from supporting revenues sources being reclassified from tax and nontax revenues to departmental receipts, increases in departmental receipts and federal receipts, reductions of projected operating costs, and other efficiencies and savings. Increases of $798.7 million for fiscal year 1998 and $574.5 million for fiscal year 1999 were approved for operating budgets.

     The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

     During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in July 1997, North Carolina ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in November 1997 to be 3.5% of the labor force, as compared with an unemployment rate of 4.6% nationwide.

     The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

     1. Swanson v. State of North Carolina and Patton v. State of North Carolina -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989),
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the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained
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similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

     Following Davis, federal retirees filed a class action suit in federal
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court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members (Swanson). A companion suit was
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filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied
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prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, which petition was denied. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

     An additional lawsuit was filed in 1995 in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits

(Patton).  This case grew out of a claim by federal pensioners in the original
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federal court case in Swanson.  In the new lawsuit, the plaintiffs allege that
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when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by federal
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retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey
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(discussed below), and no court date has been set.  Should plaintiffs prevail in

Bailey, such a result, the Federal retirees allege, would reestablish the
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disparity of treatment between State and Federal pension income that was held unconstitutional in Davis. The North Carolina Attorney General believes that
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sound legal authority and arguments support the denial of this claim. Potential refunds and interest are estimated to be $585.09 million for the period through fiscal year 1997. Until this matter is resolved, any additional potential refunds and interest will continue to accrue.

     2. Bailey v. State of North Carolina -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

     On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General has appealed this order, which appeal is pending in the North Carolina Supreme Court.

     Potential refunds and interest are estimated to be $287.56 million for the period through fiscal year 1997. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the merits.

     In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996. In March 1997, North Carolina issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, North Carolina issued $250 million of the authorized highway bonds (Highway Bonds). The offering of the remaining $2.05 billion of these authorized bonds is anticipated to occur over the next two-five years.

     Currently, Moody's, S&P and Fitch rate North Carolina general obligation bonds "Aaa," "AAA," and "AAA," respectively. See Appendix A.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA STATE-SPECIFIC OBLIGATIONS. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government and manufacturing. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.

     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies.

     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia.
The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and the Innovative Technology Authority is supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

     In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments in five annual installments to Federal retirees in a settlement of the retirees' claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to Virginia for the settlement was approximately $316.2 million.

     On September 15, 1995, the Supreme Court of Virginia rendered its decision in Harper, reversing the judgment of the trial court, entering final judgment in
   ------
favor of the taxpayers, and directing that the amounts unlawfully collected be refunded with statutory interest. Virginia issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on Federal government pensions for taxable years 1985, 1986, 1987 and 1988 to Federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.

     The total cost of refunding all Virginia income taxes paid on Federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $266.4 million ($124.5 million in respect of the settlement and the entire $78.7 million in respect of the judgment and $63.2 million in fiscal year 1997) has been paid, leaving $128.5 million payable in respect of the settlement

-- approximately $62.5 million on March 31, 1998 and (subject to appropriation) $66 million on March 31, 1999.

     Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY STATE-SPECIFIC OBLIGATIONS. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

          State Finance/Economic Information.  New Jersey is the ninth largest
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state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1996 New Jersey ranked second among the states in per capita personal income ($31,053).

          By the beginning of the national recession of 1990-1991, construction activity had already been declining in New Jersey for nearly two years. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing.

          Reflecting the economic downturn, the rate of unemployment in New Jersey rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.2% in 1996 and 5.5% for the six month period from January 1997 through June 1997.

          For the recovery period as a whole, May 1992 to June 1997, service-producing employment in New Jersey has expanded by 283,500 jobs. In the manufacturing sector, employment losses slowed between 1992 and 1994. During 1995 and 1996, however, manufacturing job losses increased slightly to 10,100 and 13,900 respectively, reflecting a slowdown in national manufacturing production activity. Conditions have slowly improved in the construction industry, where employment has risen by 18,600 since its low in May 1992.

          New Jersey's Budget and Appropriation System.  New Jersey operates on
          --------------------------------------------
a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriation Acts enacted by the New Jersey Legislature and approved by the Governor provide the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1995 was $950.2 million, for fiscal year 1996 was $882.2 million and for fiscal year 1997 was 1,106.4 million. The estimated undesignated balance for fiscal year 1998 is $1,021.3 million and for fiscal year 1999 is $650.0 million, based on the amounts contained in the Governor's Fiscal Year 1999 Budget Message delivered on February 10, 1998. The fund balances are available for appropriation in succeeding fiscal years.

          During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

          General Obligation Bonds.  New Jersey finances capital projects
          ------------------------
primarily through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully.

          The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 1997 was $3.437 billion. The appropriation for the debt service obligation on outstanding indebtedness is $483.7 million for fiscal year 1998.

          In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. For fiscal year 1998, the amount appropriated to this purpose is $516.0 million.

          Tax and Revenue Anticipation Notes.  In fiscal year 1992 New Jersey
          ----------------------------------
initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently $800 million of tax and revenue anticipation notes outstanding. These notes mature on June 15, 1998. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and legally available for such payment.

          Lease Financing.  New Jersey has entered into a number of leases
          ---------------
relating to the financing of certain real property and equipment. New Jersey leases the Richard J. Hughes Justice Complex in Trenton from the Mercer County Improvement Authority (the "MCIA"). Under the lease agreements with the New Jersey Economic Development Authority (the "EDA"), New Jersey leases (i) office buildings that house the New Jersey Division of Motor Vehicles, New Jersey Network, a branch of the United States Postal Service and a parking facility,
(ii) approximately 13 acres of real property and certain infrastructure improvements thereon located in the city of Newark, (iii) certain energy saving equipment which shall be installed in various buildings around New Jersey and
(iv) the New Jersey Performing Arts Center Facility in the City of Newark. New Jersey also leases several office buildings, facilities and improvements from the New Jersey Building Authority (the "NJBA"). Rental payments under each of the foregoing leases are sufficient to pay debt service on the related bonds issued by MCIA, EDA and NJBA, and in each case are subject to annual appropriation by the New Jersey Legislature.

          Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. To date, New Jersey has completed eleven lease purchase agreements which have resulted in the issuance of Certificates of Participation totaling $749,350,000. The agreements relating to these transactions provide for semi-annual rental payments. New Jersey's obligation to pay rentals due under these leases is subject to annual appropriations being made by the New Jersey Legislature.

          State Supported School and County College Bonds.  Legislation provides
          -----------------------------------------------
for future appropriations for New Jersey aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for New Jersey aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities. The New Jersey

Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws.

          "Moral Obligation" Financing.  The authorizing legislation for certain
          ----------------------------
New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 1997, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $614,324,305 and maximum annual debt service subject to "moral obligation" is $67,502,366.04.

          Higher Education Assistance Authority.  The Higher Education
          -------------------------------------
Assistance Authority ("HEAA") has issued $149,996,064 aggregate principal amount of revenue bonds. It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

          New Jersey Housing and Mortgage Finance Agency.  Neither the New
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Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation". It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

          South Jersey Port Corporation.  New Jersey has periodically provided
          -----------------------------
the South Jersey Port Corporation (the "Port Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1986 through 1997, New Jersey has made appropriations totaling $49,560,536.25 which covered deficiencies in revenues of the Port Corporation, for debt service and property tax payments.

          New Jersey Sports and Exposition Authority.  On March 2, 1992, the New
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Jersey Sports and Exposition Authority (the "Sports Authority") issued $147,490,000 in New Jersey guaranteed bonds and defeased all previously outstanding New Jersey guaranteed bonds of the Sports Authority. New Jersey officials have stated the belief that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to New Jersey's guarantee.

          Legislation enacted in 1992 authorizes the Sports Authority to issue bonds for various purposes payable from New Jersey appropriations. Pursuant to this legislation, the Sports Authority and the New Jersey Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the New Jersey Treasurer will credit to the Sports Authority Fund amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature. As of June 30, 1997 there are approximately $458,890,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

          New Jersey Transportation Trust Fund Authority.  In July 1984, New
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Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to New Jersey's transportation system. Pursuant to the TTFA Act, the TTFA, the New Jersey Treasurer and the Commissioner of Transportation executed a contract (the "TTFA Contract") which provides for the payment of these revenues to the TTFA. The payment of all such amounts is subject to and dependent upon appropriations being made by the New Jersey Legislature and there is no requirement that the Legislature make such appropriation. On May 30, 1995, the New Jersey Legislature amended the TTFA Act to provide, among other things, for (i) the issuance of debt in an aggregate principal amount in excess of the statutory debt limitation in effect prior to the enactment of the 1995 amendments, (ii) an increase in the amount of revenues available to the TTFA and
(iii) broadening the scope of transportation projects.

          Pursuant to the Act, the aggregate principal amount of TTFA's bonds, notes or other obligations outstanding at any one time may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from payments made by New Jersey pursuant to the TTFA Contract.

          Economic Recovery Fund Bonds.  Legislation enacted during 1992 by New
          ----------------------------
Jersey authorizes the EDA to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the New Jersey Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature.

          Counties and Municipalities.  New Jersey law also regulates the
          ---------------------------
issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 4OA:2-1 I.)
                                                            --------
governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes
(i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self-liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body other than a local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

          State Pension Funding Bonds.  Legislation enacted in June 1997
          ---------------------------
authorizes the EDA to issue bonds to pay a portion of New Jersey's unfunded accrued pension liability for New Jersey's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of the pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. On June 30, 1997 the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds, Series 1997A-1997C. The EDA and the New Jersey Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the New Jersey Legislature.

          School District Bonds.  School district bonds and temporary notes are
          ---------------------
issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law").
                          --------          ------
Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

          School District Lease Purchase Financings.  In 1982, school districts
          -----------------------------------------
were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The
                         --------
Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6:22A-1.2(h), to
                                                     --------
be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

          Qualified Bonds.  In 1976, legislation was enacted (P.L. 1976, c.38
          ---------------
and c.39) which provides for the issuance by municipalities and school districts of "qualified bonds". Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c.38 or c.39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the New Jersey Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, New Jersey urban aid, New Jersey revenue sharing, and any other funds appropriated as New Jersey aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above-mentioned appropriations are made by New Jersey.

          New Jersey School Bond Reserve Act.  The New Jersey School Bond
          ----------------------------------
Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve
             --------           ------
within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

          Local Financing Authorities.  The Local Authorities Fiscal Control Law
          ---------------------------
(N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal
 --------          ------
operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local

Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

          Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between an municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

     LITIGATION. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

     New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $90,800,000 for tort and medical malpractice claims pending as of June 30, 1997. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

     Other lawsuits presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditures include the following:

     Interfaith Community Organization v. Shinn, a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the Department of Environmental Protection and the Department of Health, concerning chromium contamination in Liberty State Park in Jersey City.

     American Trucking Associations, Inc. and Tri-State Motor Transit Co. v. State of New Jersey challenging the constitutionality of annual hazardous and solid waste licensure fees collected by the Department of Environmental Protection, seeking permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected.

     Abbott v. Burke, a decision by the New Jersey Supreme Court on July 12, 1994 requires that a funding formula be enacted by December 31, 1996 which would close the spending gap between poor urban school districts and wealthy suburban school districts by fiscal year 1998. On December 20, 1996, the Comprehensive Education Improvement and Financing Act ("CEIFA") was enacted. On January 6, 1997 the Education Law Center filed a motion in aid of litigant's rights with the New Jersey Supreme Court requesting, in part, relief in the form of 100% spending parity or state aid in the amount of approximately $200 million to be redistributed to the special needs school districts. On May 14, 1997, the Supreme Court held the CEIFA unconstitutional as applied to 28 districts and ordered New Jersey to appropriate additional funds beginning with the 1997-98 school year so that each district would be able to spend at the average of the wealthy suburban districts and remanded to the Superior Court to oversee a study and report of the Commission of Education on the special education needs and facilities of those districts. The Superior Court issued its recommendations to the Supreme Court in its report on January 22, 1998, recommending additional supplemental programs be implemented at an estimated cost of $312 million and indicated that the facilities needs identified by the Department of Education were estimated to require between $1.8 to $2.4 billion in repairs and new construction costs.

     Affiliated FM Insurance Company v. State of New Jersey, an action by certain members of the New Jersey Property-Liability Insurance Guaranty Association challenging the constitutionality of assessments used for the Market Transition Fund and seeking repayment of assessments paid since 1990.

     In the Matter of the 1997 Assessment Made by the New Jersey Property Liability Insurance Guaranty Association Pursuant to N.J.S.A. 17:30A-4, in a case related to the case above, the American Insurance Association and the Alliance of American Insurers filed an appeal of an administrative action seeking an emergent stay of their obligation to pay assessments to the New Jersey Property-Liability Insurance Guaranty Association. The plaintiffs allege that the assessment of $160 million per calendar year is without statutory authority. On July 28, 1997, the court denied the plaintiffs' application for emergent relief and denied New Jersey's motion for summary disposition and granted plaintiff's motion to accelerate.

     C.F. v. Fauver, a class action in federal district court by prisoners with serious mental disorders who are confined within the facilities of the New Jersey Department of Corrections seeking injunctive relief in the form of changes to the manner in which the mental health services are provided to inmates.

     Cleary v. Waldman, the plaintiffs claim that the Medicare Catastrophic Coverage Act, providing funds to spouses of institutionalized individuals sufficient funds to live in the community, requires that a certain system be used to provide the funds and another system is being used instead. Estimate of exposure if the court were to find for the plaintiffs are in the area of $50 million per year from both New Jersey and Federal sources combined. Plaintiffs motion for a preliminary injunction was denied and is being appealed.

     United Hospitals v. State of New Jersey, 18 New Jersey hospitals are challenging the Medicaid reimbursements made since February 1995 claiming that New Jersey failed to comply with certain federal requirements, the reimbursement regulations are arbitrary, capricious and unreasonable, rates were incorrectly calculated, the hospitals were denied due process, the Medicaid reimbursement provisions violate the New Jersey Constitution, and Medicaid State Plan was violated by the New Jersey Department of Human Services implementation of hospital rates in 1995 and 1996.

     Trump Hotels & Casino Resorts, Inc. v. Mirage Resorts Incorporated, the plaintiff is suing Mirage Resorts and New Jersey in an attempt to enjoin their efforts to build a highway and tunnel funded by Mirage Resorts and $55 million in bonds collateralized by future casino obligations, claiming that the project violates the New Jersey Constitution provision that requires all revenues the state receives from gaming operations to benefit the elderly and disabled. The plaintiff also claims (i) the failure to disclose this constitutional infirmity is a material omission within the meaning of Rule 10b-5 of the Securities and Exchange Act of 1934, (ii) the defendants have sought to avoid the requirements of the Clean Water Act, Clean Air Act, Federal Highway Act and the New Jersey Coastal Area

Facility Review Act. On May 1, 1997, the federal district court granted the defendants' motion to dismiss and appeal is pending in the Third Circuit. In a related action, State of New Jersey v. Trump Hotels & Casino Resorts, Inc., New Jersey filed a declaratory judgment action seeking a declaration that the use of certain funds New Jersey statutory provisions existed that permitted use of certain funds to be used for other purposes than the elderly or disabled. Declaratory judgment was entered in favor of New Jersey on May 14, 1997 and the matter is now in the Appellate Division.

     United Alliance v. State of New Jersey, plaintiffs allege that the Casino Reinvestment Development Authority funding mechanisms are illegal including the gross receipts tax, the parking tax, and the Atlantic City fund. This matter has been placed on the inactive list. Five additional cases have been filed in opposition to the road and tunnel project which also contain related challenges:
Bryant v. New Jersey Department of Transportation, Merolla and Brady v. Casino Reinvestment Development Authority, Middlesex County v. Casino Reinvestment Development Authority, Gallagher v. Casino Reinvestment Development Authority and George Harms v. State of New Jersey. Summary judgment has been granted in favor of the New Jersey or its agencies in Merolla, Middlesex and Gallagher but the plaintiffs have filed an appeal.

     Blecker v. State of New Jersey, a class action filed on behalf of providers of Medicare Part B services to Qualified Medicare Beneficiaries seeking reimbursement for Medicare co-insurance and deductibles not paid by the New Jersey Medicaid program from 1988 to February 10, 1995. Plaintiffs claim a breach of contract and violation of federal civil rights laws. Arguments on the State's motions to dismiss and for summary judgment are expected to take place in late November or in December 1997.

     Spadoro v. New Jersey Economic Development Authority, the plaintiff challenges the funding of New Jersey's accrued unfunded liability on the State's pension funds through $2,803,042,498.56 in bonds issued by the New Jersey Economic Development Authority and authorized by the Pension Bond Financing Act of 1997. This suit is a second attempt by the plaintiff who claims that resolution authorizing the issuance of bonds was invalid because (i) the State Treasurer and other ex officio members of the Authority had a conflict of interest, (ii) the actions of the Authority violated the public policy of the State, and (iii) there were various procedural defects in the conduct of the meeting. Oral argument on the defendants' motion for summary judgment is scheduled for January 8, 1998.

     Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, the plaintiff owns and operates a resource facility in Camden County and has filed suit seeking to have the solid waste reprocurement process halted to clarify bid specification. The court did not halt the bid process but did require clarifications. Co-defendant Pollution Control Financing Authority of Camden County counterclaimed, seeking reformation of the contract between it and the plaintiff and cross-claimed against New Jersey for contribution and indemnification.

     Sojourner A., et al. v. Dept. of Human Services, the plaintiffs in this case are seeking damages and declaratory and injunctive relief overturning the "family cap" provisions of the State Work First New Jersey Act. The plaintiff's motion for preliminary injunction was denied on October 28, 1997 and New Jersey has filed an answer to the complaint.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN DELAWARE STATE-SPECIFIC OBLIGATIONS. The concentration of investments in Delaware State-Specific Obligations by the Delaware Tax-Free Income Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of Delaware and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Tax-Free Income Portfolio. This section briefly describes current economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Tax-Free Income Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

     Delaware has enjoyed expansion throughout most sectors of its economy during the 1990's. Much of Delaware's success in maintaining a healthy economy over this time period can be attributed to efforts to diversify its economic base. Delaware's employment base has expanded beyond its historical emphasis in chemical and automobile manufacturing to include strong banking and service sectors. According to recent Dun & Bradstreet figures, Delaware has the lowest business failure rate in the United States.

     Delaware has experienced above-average population growth through the 1990's. Net in-migration accounts for a significant share of the growth. Delaware's total personal income grew 7.1% in 1996, compared with 4.9% for the Mid-Atlantic region and 5.6% for the nation. Delaware's non-agricultural employment accounts for approximately 98% of the workforce. In 1997, a 3.2% increase in non-agricultural employment occurred (greater than the 1.7% increase for the mid-Atlantic region and the 2.3% increase for the nation). The State's unemployment rate for 1997 was 4% lower than both the Mid-Atlantic region rate and the national rate.

     The State's general obligation debt outstanding was $626.7 million on December 31, 1997, with approximately 80% scheduled to mature within ten years and approximately 95% scheduled to mature within fifteen years. Delaware's debt burden reflects the centralized role of the State government in undertaking capital projects typically funded at local government levels elsewhere, such as highways, correctional facilities and schools. There is no state Constitutional debt limit applicable to Delaware. However, Delaware has instituted several measures designed to manage and reduce its indebtedness. In 1991, the State enacted legislation putting a three-part debt limit in place, one part of which restricts new debt authorization to 5% of the budgetary General Fund revenue as projected on June 30 for the next fiscal year. Delaware voluntarily retires its general obligation debt. Delaware has implemented and maintained a "pay-as-you-go" financing program for capital projects. In fiscal 1986, 1989 and 1996, available cash was used to defease an aggregate of $69.4 million of high coupon general obligation debt. In fiscal 1997, $10 million of previously authorized general obligation bonds were deauthorized. Delaware has also undertaken a series of bond refundings to lower the overall debt service on its obligations.

     Delaware budgets and controls its financial activities on the cash basis of accounting. State law requires Delaware to record its financial transactions in either of two major categories -- the budgetary General Fund or the budgetary Special Funds. The General Fund provides for the cost of the State's general operations and is credited with all tax and other revenue of Delaware not dedicated to Special Funds. All disbursements from the General Fund must be authorized by appropriations of the Delaware General Assembly. The Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements. The principal receipts credited to the appropriate Special Fund are unemployment insurance taxes, transportation-related taxes for the Transportation Trust Fund, certain taxes on insurance companies and property taxes levied by local school districts.

     The Delaware Constitution limits annual appropriations by majority vote of both houses of the General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account (the "Budget Reserve Account"), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated appropriations used to determine the appropriation limit for that fiscal year.

Transfers of $100.9 million were made to fund the Budget Reserve Account for fiscal 1998. The Budget Reserve Account provides a cushion and money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue.

     Delaware concluded fiscal year 1997 with a cumulative cash balance of $392.8 million. The Budget Reserve Account was fully funded and an additional $183.7 million was set aside for continuing and encumbered appropriations resulting in an unencumbered cash balance on June 30, 1997 of $116.2 million. These results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP).

     The principal source of Delaware revenue is personal income tax. Delaware does not levy ad valorem taxes on real or personal property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote.

     Certain litigation is pending against the State. The State is a potentially responsible party with respect to two sites which are subject to remediation under the Federal Superfund Act. The State has taken the position that a number of other parties are jointly and severally liable for the remediation costs, but Delaware's share of the cost may exceed $1.0 million. Delaware is also a defendant in various suits alleging wrongful discharge, use of excessive force by State police officers, sexual assault, civil rights violations and discrimination claims. The State believes that it has valid defenses to all of these actions; however, the State has a potential aggregate liability exposure that could exceed $3 million.

     Delaware is exposed to risks and losses related to employee health and accident, worker's compensation, environmental and a portion of property and casualty claims. Delaware does not purchase commercial insurance to cover these risks because of prohibitive costs. The State covers all claim settlements or judgments from its budgetary General Fund. It continues to carry commercial insurance for all other risks.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN KENTUCKY STATE-SPECIFIC OBLIGATIONS. The Kentucky Tax-Free Income Portfolio will invest primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-free securities issued by the Commonwealth of Kentucky ("Kentucky" or the "Commonwealth"), its counties and various other local authorities to finance such long-term public purpose projects as schools, universities, housing, transportation, utilities, hospitals and water and sewer facilities throughout the Commonwealth.

     According to statistics furnished by the Office of Financial Management and Economic Analysis of the Kentucky Finance and Administration Cabinet, dated as of October 30, 1997, Kentucky has 1.5% of the total U.S. population, 1.2% of total U.S. personal income, and 1.4% of total U.S. nonagricultural employment. During 1996, the Kentucky unemployment rate averaged 5.5% compared with the national average of 5.4%. During the first half of 1997, the Kentucky unemployment rate averaged 5.6% as compared to 5.1% nationally. During 1996, nonagricultural employment in Kentucky grew by 1.7% compared to 5.6% nationally. Nonagricultural employment has grown by 16.8% compared to the national average of 11.6% during the period from 1990 to mid-1997.

     Kentucky is a leader among the states in the production of coal. Tobacco is the dominant agricultural product, and Kentucky ranks second among the U.S. in the total cash value of tobacco raised. Potential federal regulation of the tobacco industry, including action by Congress on a settlement agreement with the tobacco industry to resolve multiple pending lawsuits may impact the tobacco industry, though the degree of the impact cannot be predicted with any certainty.

     There is significant diversification in the manufacturing mix in the Commonwealth, including tobacco processing plants, distilleries and durable goods production consisting of, among other things, automobiles, heavy machinery, consumer appliances and office equipment. Kentucky now ranks fourth among all U.S. auto-producing states and four of the current top-selling vehicles manufactured in the U.S. are manufactured in Kentucky. The horse breeding and racing industry plays an important role both as a significant industry as well as encouraging tourist business in the Commonwealth.

     No single segment of the economy of Kentucky accounts for as much as one fourth of the overall Commonwealth domestic product. The economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. A national economic decline, however, could impact the ability of issuers to pay debt service, if the decline impacted various segments within the Commonwealth.

     Economic problems include a continuing high unemployment rate in the non-urbanized ares of the Commonwealth. The Coal

Severance Tax is a significant revenue producer for the Commonwealth and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any Federal legislation adversely affecting the tobacco industry would have a negative impact on Kentucky's economy. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the obligations issued by the Commonwealth and its political subdivisions or the ability of the respective entities to pay debt service on their obligations.

     The Commonwealth relies heavily upon sales and use taxes, individual income taxes, property taxes, corporate income taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral soverance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Kentucky State-Specific Obligations are subject to the risks of general economic and other factors as well.

     There are several general types of Kentucky State-Specific Obligations. General obligation securities are secured by the issuer's pledge of its full faith, credit and/or taxing power for the payment of principal and interest. General obligation securities are rare since they must be authorized by a two-thirds vote of the electorate of the issuer. Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although industrial building revenue obligations are issued by municipal authorities, they are secured by revenue derived from some form of contractual arrangement with a non-governmental user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property.
Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefited by the improvement (e.g., a sanitary sewer project). The assessments are similar to taxes and have a priority which is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in United States government securities and occasionally in bank certificates of deposit or similar instruments. Housing obligations are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

     There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors.

     Because of constitutional limitations, the Commonwealth cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky State-Specific Obligations differ significantly from those generally applicable to revenue obligations in other states. For example, most local school construction is financed from obligations nominally issued by a larger city or county government, which holds legal title to the school, subject to a year-to-year renewable leaseback arrangement with the local school district. However, there is no reported instance in which a Kentucky school bond has gone into default. Similar arrangements are used to finance many city and county construction projects but in these cases, the obligations are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations is the only source of any security for the payment of the obligations.

     Overview of the Commonwealth's Debt Authorities.  The Commonwealth's
     -----------------------------------------------
indebtedness is comprised of obligations which are either direct obligations of the Commonwealth or obligations of one of the debt-issuing entities created by the legislature to finance various projects or programs. Direct debt is general obligation debt that pledges the full faith, credit, and taxing powers of the Commonwealth as security for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligations in amounts exceeding $500,000. There are currently no general obligations outstanding.

     The second type of debt incurred by the Commonwealth is project revenue debt. Project revenue debt pledges as security for repayment of the debt only the revenues produced by the projects funded from the debt. Project revenue obligations are not a direct obligation of the Commonwealth. Project revenues are, in some cases, derived partially, or solely, from legislative appropriations which are subject to biennial renewal. In other cases, revenues generated from the project financed by the debt are used to make the debt service payments in full.

     The third type of debt incurred by the Commonwealth is moral obligation debt. These obligations are not direct obligations of the Commonwealth and no appropriations of the Commonwealth are pledged to pay the debt service. Rather these entities covenant to request funds from the Governor and the legislature in the event of a shortfall in the debt service. The entities which utilize this process are discussed in the following section.

     Debt Issuing Entities of the Commonwealth.  Project revenue debt has been
     -----------------------------------------
incurred by seventeen of the commissions, corporations, authorities, or boards created by the Commonwealth. Seven of the debt issuing authorities issue obligations to finance projects that are not repaid by Commonwealth revenues. These are the Kentucky Housing Corporation, the Kentucky Infrastructure Authority, the Kentucky Higher Education Student Loan Corporation, the School Facilities Construction Commission, the Kentucky Economic Development Finance Authority, the Kentucky Local Correctional Facilities Construction Authority and the Kentucky Agricultural Finance Corporation. None of these entities, except for some of the obligations of the School Facilities Construction Commission and the Kentucky Infrastructure Authority, receive appropriations for the payment of debt service. Project revenues are used to repay debt service for these debt authorities. The legislature has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($1.125 billion), the Kentucky Higher Education Student Loan Corporation ($553 million) and the Kentucky Agricultural Finance Corporation ($500 million). The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by a fee collected from certain cases in the District Courts of the Commonwealth. Currently, no debt limitation exists for the Kentucky Economic Development Finance Authority.

     The remaining debt issuing entities of the Commonwealth receive a appropriations biennially for the payment of debt service. The appropriation to the School Facilities Construction Commission is used to subsidize the debt service payments, in whole or in part, made by local school districts on local school construction projects. The subsidy has varied by project. Two financing programs of the Kentucky Infrastructure Authority, the Governmental Agencies Program and the Multiple Projects Construction Loan Program, receive no appropriations and have a debt ceiling. The three other financing programs of the Kentucky Infrastructure Authority, the Federally Assisted Wastewater Program, the Infrastructure Revolving Fund Program and the Solid Waste Revolving Loan and Grant Program, have been appropriated monies. The State Property and Buildings Commission, the Turnpike Authority of Kentucky and the State Universities cannot incur debt for any project without prior approval of the projects and appropriation of debt service by the legislature.

     In 1997, the Commonwealth created the Kentucky Asset/Liability Commission to develop and implement programs to assist in the management of the Commonwealth's net interest margin, and it may issue tax and revenue anticipation notes project notes, and funding notes to achieve its purpose.

     Default Record.  Neither the Commonwealth nor any of its agencies have ever
     --------------
defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

ADDITIONAL INVESTMENT LIMITATIONS.

     Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

MONEY MARKET PORTFOLIOS:

     1) Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     3) Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

     4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

     5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

NON-MONEY MARKET PORTFOLIOS:

     Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax Free Income and Kentucky Tax-Free Income Portfolios) may not:

     1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Each of the Non-Money Market Portfolios may not:

     2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond and Balanced and GNMA Portfolios) may not:

     3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond and Balanced and GNMA Portfolios may:

     4) Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

ALL PORTFOLIOS:

     No Portfolio may:

          1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

          4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

          5. Purchase securities of companies for the purpose of exercising control.

          6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

          8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

          9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

          10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or

"put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

INDEX MASTER PORTFOLIO:

     The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

     1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

     2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

     4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

     6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     8.   Engage in the business of underwriting securities issued by others;

     9. Invest for the purpose of exercising control over management of any company;

     10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

     13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

     15.  Purchase securities on margin or sell short; or

     16.  Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

          For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

          Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.


                             TRUSTEES AND OFFICERS
THE FUND

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                      PRINCIPAL OCCUPATION
NAME AND ADDRESS                POSITION WITH FUND   DURING PAST FIVE YEARS
----------------                ------------------   ----------------------
William O. Albertini            Trustee             Executive Vice President
Bell Atlantic Global                                and Chief Financial
  Wireless                                          Officer since August,
1717 Arch Street                                    1997, Bell Atlantic
29th Floor East                                     Global Wireless (global
Philadelphia, PA  19103                             wireless communications);
Age:  55                                            Executive Vice President,
                                                    Chief Financial Officer and
                                                    Director from February
                                                    1995-August 1997, Vice
                                                    President and Chief
                                                    Financial Officer from
                                                    January 1991 - February
                                                    1995, Bell Atlantic
                                                    Corporation (a diversified
                                                    telecommunications
                                                    company); Chairman,
                                                    President and Chief
                                                    Executive Officer from
                                                    August 1989 - January 1991,
                                                    Bell Atlantic Enterprises
                                                    International, Inc.;
                                                    Director, Groupo Iusacell,
                                                    S.A. de C.V. (cellular
                                                    communications company)
                                                    since June 1994; Director,
                                                    American Waterworks, Inc.
                                                    (water utility) since May
                                                    1990; Trustee, The Carl E.
                                                    & Emily I. Weller
                                                    Foundation since October
                                                    1991.

                                                      PRINCIPAL OCCUPATION
NAME AND ADDRESS                POSITION WITH FUND   DURING PAST FIVE YEARS
----------------                ------------------   ----------------------
Raymond J. Clark/1/             Trustee,            Treasurer of Princeton
Office of the Treasurer         President and       University since 1987;
Princeton University            Treasurer           Trustee, The Compass
3 New South Building                                Capital Group of Funds
P.O. Box 35                                         from 1987 to 1996;
Princeton, New Jersey 08540                         Trustee, United-Way
Age: 62                                             Princeton Area
                                                    Communities from 1992-94;
                                                    Trustee, Chemical Bank, New
                                                    Jersey Advisory Board from
                                                    1994 until 1995; Trustee,
                                                    American Red Cross - Mercer
                                                    County Chapter since 1995;
                                                    Trustee, Medical Center of
                                                    Princeton; and Trustee,
                                                    United Way-Greater Mercer
                                                    County from 1996-1997.

Robert M. Hernandez             Trustee             Director since 1991, Vice
USX Corporation                                     Chairman and Chief
600 Grant Street                                    Financial Officer
6105 USX Tower                                      since 1994, Executive
Pittsburgh, PA  15219                               Vice President -
Age:  53                                            Accounting and Finance
                                                    and Chief Financial Officer
                                                    from 1991 to 1994, USX
                                                    Corporation (a diversified
                                                    company principally engaged
                                                    in energy and steel
                                                    businesses); Director and
                                                    Chairman of the Executive
                                                    Committee, ACE Limited
                                                    (insurance company);
                                                    Trustee, Allegheny
                                                    University Hospitals,
                                                    Allegheny General; and
                                                    Allegheny Health, Education
                                                    and Research Foundation;
                                                    Director, Marinette Marine
                                                    Corporation; Director,
                                                    Pittsburgh Baseball, Inc.
                                                    from 1994-96; Director,
                                                    Transtar, Inc.
                                                    (transportation company)
                                                    since 1996; and Director and
                                                    Chairman of the Board, RMI
                                                    Titanium Company.

--------------------
/1/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                      PRINCIPAL OCCUPATION
NAME AND ADDRESS                POSITION WITH FUND   DURING PAST FIVE YEARS
----------------                ------------------   ----------------------
Anthony M. Santomero            Vice Chairman       Deputy Dean from
The Wharton School              of the Board        1990 to 1994, Richard
University of Pennsylvania                          K. Mellon Professor
Room 2344                                           of Finance since April
Steinberg Hall-Dietrich Hall                        1984, Director, Wharton
Philadelphia, PA 19104-6367                         Financial Institutions
Age: 51                                             Center, since July 1995, and
                                                    Dean's Advisory Council
                                                    Member since July 1984, The
                                                    Wharton School, University
                                                    of Pennsylvania; Associate
                                                    Editor, Journal of Banking
                                                    and Finance since June 1978;
                                                    Associate Editor, Journal of
                                                    Economics and Business since
                                                    October 1979; Associate
                                                    Editor, Journal of Money,
                                                    Credit and Banking since
                                                    January 1980; Editorial
                                                    Advisory Board, Open
                                                    Economics Review since
                                                    November 1990; Director, The
                                                    Zweig Fund and The Zweig
                                                    Total Return Fund; Director
                                                    of Municipal Fund for
                                                    California Investors, Inc.
                                                    and Municipal Fund for New
                                                    York Investors, Inc.

David R. Wilmerding, Jr.        Chairman of         Chairman, Gee,
One Aldwyn Center               the Board           Wilmerding & Associates,
Villanova, PA 19085                                 Inc. (investment advisers)
Age:  62                                            since February 1989;
                                                    Director, Beaver Management
                                                    Corporation; Managing
                                                    General Partner, Chestnut
                                                    Street Exchange Fund;
                                                    Director, Independence
                                                    Square Income Securities,
                                                    Inc.; Director, The Mutual
                                                    Fire, Marine and Inland
                                                    Insurance Company; Director,
                                                    U.S. Retirement Communities,
                                                    Inc.; Director, Trustee or
                                                    Managing General Partner of
                                                    a number of investment
                                                    companies advised by BIMC
                                                    and its affiliates.

                                                      PRINCIPAL OCCUPATION
NAME AND ADDRESS                POSITION WITH FUND   DURING PAST FIVE YEARS
----------------                ------------------   ----------------------
Karen H. Sabath                 Assistant          Managing Director, BlackRock
BlackRock, Inc.                 Secretary          Advisors, Inc. since February
345 Park Avenue                                    1998; President, Compass
New York, NY 10154                                 Capital Group, Inc. from 1995
Age:  31                                           to March 1998; Managing
                                                   Director of BlackRock
                                                   Financial Management, Inc.
                                                   since 1993; prior to 1993,
                                                   Vice President of BlackRock
                                                   Financial Management,Inc.

Ellen L. Corson                 Assistant          Vice President and
PFPC Inc.                       Treasurer          Director of Mutual Fund
103 Bellevue Parkway                               Accounting and Adminis-
Wilmington, DE  19809                              tration, PFPC Inc. since
Age:  33                                           November 1997; Assistant
                                                   Vice President, PFPC Inc.
                                                   from March 1997 to November
                                                   1997; Senior Accounting
                                                   Officer, PFPC Inc. from
                                                   March 1993 to March 1997.

Brian P. Kindelan               Secretary          Vice President and Senior
PNC Bank Corp.                                     Counsel, BlackRock Financial
1600 Market Street,                                Management, Inc. since April
28th Fl.                                           1998; Senior Counsel, PNC
Philadelphia, PA 19103                             Bank Corp. from May 1995 to
Age: 39                                            April 1998; Associate,
                                                   Stradley, Ronon, Stevens &
                                                   Young from March 1990 to May
                                                   1995.

     The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. (formerly BlackRock, Inc.) or BlackRock Distributors, Inc. ("BDI" or "Distributor") $10,000 annually and $275 per Portfolio for each full meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with BlackRock Advisors, Inc. or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of BlackRock Advisors, Inc., BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) ("BIMC"), BlackRock Financial Management, Inc. ("BlackRock"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC"), BDI (collectively with PFPC and BlackRock Advisors, Inc., the "Administrators"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each Portfolio.

     The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1997:

                                                                             TOTAL
                                             PENSION OR                      COMPENSATION
                                             RETIREMENT                      FROM REGISTRANT
                             AGGREGATE       BENEFITS       ESTIMATED        AND FUND
                             COMPENSATION    ACCRUED AS     ANNUAL           COMPLEX/1/
                             FROM            PART OF FUND   BENEFITS UPON    PAID TO
NAME OF PERSON, POSITION     REGISTRANT      EXPENSES       RETIREMENT       TRUSTEES
------------------------     ----------      --------       ----------       --------
Anthony M.                        $52,300       N/A            N/A          (3)/2/ $64,300
 Santomero, Vice
 Chairman of the
 Board

David R. Wilmerding,              $61,050       N/A            N/A          (3)/2/ $73,050
 Jr., Chairman of the
 Board

William O.                        $43,550       N/A            N/A          (1)/2/ $43,550
 Albertini, Trustee

Raymond J. Clark,                 $43,550       N/A            N/A          (1)/2/ $43,550
 Trustee

Robert M. Hernandez,              $43,550       N/A            N/A          (1)/2/ $43,550
 Trustee

____________________
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustees served on within the Fund Complex.

THE TRUST

     The names, addresses and dates of birth of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.

                                           PRINCIPAL OCCUPATION DURING
TRUSTEES             POSITION WITH TRUST   LAST FIVE YEARS
--------             -------------------   ---------------
David G. Booth*      Trustee, President    President, Chairman-Chief
Santa Monica, CA     and Chairman-Chief    Executive Officer and Director
Birthdate:           Executive Officer     of all DFA Entities, except
12/2/46                                    Dimensional Fund Advisors Ltd.,
                                           of which he is Chairman and
                                           Director


George M.            Trustee               Leo Melamed Professor of
 Constantinides                            Finance, Graduate School of
Chicago, IL                                Business, University of Chicago.
Birthdate:                                 Director, DFA Investment
9/22/47                                    Dimensions Group Inc.,
                                           Dimensional Investment Group
                                           Inc. and Dimensional Emerging
                                           Markets Fund Inc.


John P. Gould        Trustee               Steven G. Rothmeier
Chicago, IL                                Distinguished Service Professor
Birthdate:                                 of Economics, Graduate School of
1/19/39                                    Business, University of Chicago.
                                           Trustee, First Prairie Funds
                                           (registered investment
                                           companies).  Director, DFA
                                           Investment Dimensions Group
                                           Inc., Dimensional Investment
                                           Group Inc., Dimensional Emerging
                                           Markets Fund Inc. and Harbor
                                           Investment Advisors.  Executive
                                           Vice President, Lexecon Inc.
                                           (economics, law, strategy, and
                                           finance consulting).


                                           PRINCIPAL OCCUPATION DURING
TRUSTEES             POSITION WITH TRUST   LAST FIVE YEARS
--------             -------------------   ---------------
Roger G.                                   Professor in Practice of
 Ibbotson            Trustee               Finance, Yale School of
New Haven, CT                              Management.  Director, DFA
Birthdate:                                 Investment Dimensions Group
5/27/43                                    Inc., Dimensional Investment
                                           Group Inc., Dimensional Emerging
                                           Markets Fund Inc., Hospital
                                           Fund, Inc. (investment
                                           management services) and BIRR
                                           Portfolio Analysis, Inc.
                                           (software products).  Chairman
                                           and President, Ibbotson
                                           Associates, Inc., Chicago, IL
                                           (software, data, publishing and
                                           consulting).


Merton H. Miller     Trustee               Robert R. McCormick
Chicago, IL                                Distinguished Service Professor
Birthdate:                                 Emeritus, Graduate School of
5/16/23                                    Business, University of Chicago.
                                           Director, DFA Investment
                                           Dimensions Group Inc.,
                                           Dimensional Investment Group
                                           Inc. and Dimensional Emerging
                                           Markets Fund Inc.  Public
                                           Director, Chicago Mercantile
                                           Exchange.


Myron S. Scholes     Trustee               Limited Partner, Long-Term
Greenwich, CT                              Capital Management L.P. (money
Birthdate:7/1/42                           manager).  Frank E. Buck
                                           Professor Emeritus of Finance,
                                           Graduate School of Business and
                                           Professor of Law, Law School,
                                           Senior Research Fellow, Hoover
                                           Institution, (all) Stanford
                                           University.   Director, DFA
                                           Investment Dimensions Group
                                           Inc., Dimensional Investment
                                           Group Inc., Dimensional Emerging
                                           Markets Fund Inc., Benham
                                           Capital Management Group of
                                           Investment Companies and Smith
                                           Breedon Group of Investment
                                           Companies.


                                           PRINCIPAL OCCUPATION DURING
TRUSTEES             POSITION WITH TRUST   LAST FIVE YEARS
--------             -------------------   ---------------

Rex A.               Trustee, Chairman     Chairman-Chief Investment
 Sinquefield*        and Chief             Officer and Director of all DFA
Santa Monica, CA     Investment Officer    Entities, except Dimensional
Birthdate:                                 Fund Advisors Ltd., of which he
9/7/44                                     is Chairman, Chief Executive
                                           Officer and Director.


*Interested
 Trustee of the
 Trust.
_____________

                                           PRINCIPAL OCCUPATION DURING
OFFICERS             POSITION WITH TRUST   LAST FIVE YEARS
--------             -------------------   ---------------

Arthur Barlow        Vice President        Vice President of all DFA
Santa Monica, CA                           Entities.
Birthdate:
11/7/55

Truman Clark         Vice President        Vice President of all DFA
Santa Monica,                              Entities.  Consultant until
CA                                         October 1995 and Principal and
Birthdate:                                 Manager of Product Development,
 4/8/41                                    Wells Fargo Nikko Investment
                                           Advisors from 1990-1994.

Maureen Connors      Vice President        Vice President of Entities
Santa Monica, CA
Birthdate:
11/17/36

Robert Deere         Vice President        Vice President of all DFA
Santa Monica, CA                           Entities.
Birthdate:
10/8/57

Irene R. Diamant     Vice President,       Vice President and Secretary of
Santa Monica, CA     Secretary             all DFA Entities, except
Birthdate:                                 Dimensional Fund Advisors Ltd.,
7/16/50                                    for which she is Vice President.

Eugene Fama, Jr.     Vice President        Vice President of all DFA
Santa Monica, CA                           Entities.
Birthdate:
1/21/61

Kamyab Hashemi-      Vice President,       Vice President, Controller and
 Nejad,              Controller and        Assistant Treasurer of all DFA
Santa Monica, CA     Assistant Treasurer   Entities.
Birthdate:
1/22/61

Stephen P.           Vice President        Managing Director, ANB
 Manus,                                    Investment Management and Trust
Santa Monica, CA                           Company from 1985-1993;
Birthdate:                                 President, ANB Investment
 12/26/50                                  Management and Trust Company
                                           from 1993-1997.  Vice President
                                           of all DFA Entities.

Karen McGinley,      Vice President        Vice President of all DFA
Santa Monica, CA                           Entities.
Birthdate:
3/10/66

                                           PRINCIPAL OCCUPATION DURING
OFFICERS             POSITION WITH TRUST   LAST FIVE YEARS
--------             -------------------   ---------------
Catherine L.         Vice President and    Associate, Morrison & Foerster,
 Newell,             Assistant Secretary   LLP from 1989-1996.  Vice
Santa Monica, CA                           President of all DFA Entities.
Birthdate:
5/7/64

David Plecha         Vice President        Vice President of all DFA
Santa Monica, CA                           Entities.
Birthdate:
10/26/61

George Sands         Vice President        Vice President of all DFA
Santa Monica, CA                           Entities.
Birthdate:
2/8/56

Michael T.           Vice President,       Vice President, Chief Financial
 Scardina            Chief Financial       Officer, and Treasurer of all
Santa Monica, CA     Officer, and          DFA Entities.
Birthdate:           Treasurer
10/12/55

Jeanne C.            Executive Vice        Executive Vice President of all
 Sinquefield,        President             DFA Entities.
 Ph.D.
Santa Monica, CA
Birthdate:
12/2/46

Scott Thornton,      Vice President        Vice President of all DFA
 Santa Monica, CA                          Entities.
Birthdate:
3/1/63

Weston               Vice President        Vice President of all DFA
 Wellington,                               Entities. Vice President,
Santa Monica, CA                           Director of Research, LPL
Birthdate:                                 Financial Services, Inc.
3/1/51


Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.

     Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1997 and the total compensation received from all four registered investment companies for which

Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.

                                                                              TOTAL
                                             PENSION OR                       COMPENSATION
                                             RETIREMENT                       FROM
                               AGGREGATE     BENEFITS       ESTIMATED         REGISTRANT AND
                               COMPENSATION  ACCRUED AS     ANNUAL            TRUST COMPLEX/1/
                               FROM          PART OF TRUST  BENEFITS UPON     Paid to
NAME OF PERSON, POSITION       REGISTRANT    EXPENSES       RETIREMENT        Trustees
------------------------       ------------  -------------  -------------     ----------------
George M.                          $5,000       N/A             N/A                  $30,000
 Constantinides,
 Trustee
John P. Gould,                     $5,000       N/A             N/A                  $30,000
 Trustee
Roger G. Ibbotson,                 $5,000       N/A             N/A                  $30,000
 Trustee
Merton H. Miller,                  $5,000       N/A             N/A                  $30,000
 Trustee
Myron S. Scholes,                  $5,000       N/A             N/A                  $30,000
 Trustee

                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract,

--------------------
/1/ A Trust Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by BlackRock Advisors, Inc., BIMC, BlackRock, BIL and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, BlackRock Advisors, Inc. may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     BlackRock Advisors, Inc., a wholly-owned indirect subsidiary of PNC Bank Corp., renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), BIMC served as adviser.

     From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) BlackRock Advisors, Inc. and Morgan Grenfell Investment Services Limited ("Morgan Grenfell") served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio;
(ii) BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii)

BlackRock served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Core Bond Portfolio. From July 17, 1992 to January 13, 1996, BlackRock served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

     BlackRock renders sub-advisory services to the Balanced, Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity, Select Equity, Large Cap Growth Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, Micro-Cap
Equity, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Core Bond, Government Income, International Bond and GNMA Portfolios pursuant to Sub-Advisory Agreements. BIL renders sub-advisory services to the International Equity, International Emerging Markets and International Small Cap Equity Portfolios pursuant to Sub-Advisory Agreements. BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with BlackRock Advisors, Inc., the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

     From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Large Cap Growth Equity Portfolios. From April 20, 1992 to September 10, 1993, Provident Capital Management, Inc. (a predecessor entity of BlackRock)("PCM") served as sub-adviser to the Intermediate Government Bond Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio.

From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government Bond and Large Cap Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Select Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolio. PCM served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.

     PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PNC Equity Advisors Company (a predecessor entity of BlackRock) ("PEAC") served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

     Under the relevant Advisory Contracts, BlackRock Advisors, Inc., BIMC, BlackRock and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock Advisors, Inc., BIMC, BlackRock, BIL and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BlackRock Advisors, Inc., BIMC, BlackRock or BIL, as the case may be. BlackRock Advisors, Inc., BIMC, BlackRock and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, the Fund paid BlackRock Advisors, Inc. advisory fees, and BlackRock Advisors, Inc. waived advisory fees and reimbursed expenses, as follows:

                                             FEES PAID
PORTFOLIOS                                (AFTER WAIVERS)    WAIVERS       REIMBURSEMENTS
---------------------------------------   ---------------  -----------     --------------
Money Market............................     $ 2,648,951   $ 8,355,021        $      0
U.S. Treasury Money Market..............         865,528     3,842,169               0
Municipal Money Market..................         247,591     1,482,338               0
New Jersey Municipal Money Market.......          67,821       483,238               0
North Carolina Municipal Money Market...          94,458       602,236               0
Ohio Municipal Money Market.............          66,919       434,972               0
Pennsylvania Municipal Money Market.....         378,571     2,048,282               0
Virginia Municipal Money Market.........           4,280       267,307          18,025
Low Duration Bond.......................         599,206       517,845               0
Intermediate Government Bond............         462,943       308,628               0
Intermediate Bond.......................         973,237       648,825               0
Core Bond...............................       1,040,492     1,005,843               0
Government Income.......................             465        84,527          47,550
Managed Income..........................       2,629,559     1,126,954               0
International Bond......................         220,526        12,573               0
Tax-Free Income.........................         158,143       123,004               0
Pennsylvania Tax-Free Income............         268,228       178,819               0
New Jersey Tax-Free Income..............         254,415       179,069               0
Ohio Tax-Free Income....................          10,355        43,390               0
Large Cap Value Equity..................       6,487,065       480,085               0
Large Cap Growth Equity.................       3,718,080       233,396               0
Mid-Cap Value Equity....................         499,380         4,043               0
Mid-Cap Growth Equity...................         499,026         4,087               0
Small Cap Value Equity..................       2,036,977         6,910               0
Small Cap Growth Equity.................       3,169,739        32,560               0
International Equity....................       4,101,006       556,548               0
International Small Cap Equity..........               0             0               0
International Emerging Markets..........       1,786,671       152,118               0

Select Equity...........................       2,562,623       154,197               0
Balanced................................       1,486,866        92,278               0

     For the period from October 1, 1995 through January 4, 1996, the Fund paid BIMC advisory fees, and BIMC waived advisory fees and reimbursed expenses, as follows:

                                       FEES PAID
                                         (AFTER                REIMBURSE-
PORTFOLIOS                              WAIVERS)    WAIVERS      MENTS
----------                             ----------  ----------  ----------
Money Market                            $321,268   $1,818,401          $0
Municipal Money Market                    46,804      304,226           0
U.S. Treasury Money Market               114,639      745,150           0
Ohio Municipal Money Market               11,052       71,841           0
Pennsylvania Municipal Money Market       64,257      417,675           0
North Carolina Municipal Money
 Market                                   11,026       71,666           0
Virginia Municipal Money Market                0        7,024           0
Managed Income                           520,724      223,168           0
Government Income                              0       17,234           0
Tax-Free Income                            3,933       11,137           0
Intermediate Government Bond             114,345      130,122           0
Ohio Tax-Free Income                         723       10,100           0
Pennsylvania Tax-Free Income              43,145       37,663           0
Intermediate Bond                        136,544      119,059           0
Large Cap Value Equity                   829,764      147,027           0
Large Cap Growth Equity                  361,240       95,914           0
Small Cap Growth Equity                  304,284       23,327           0
Select Equity                            369,071       97,791           0
Index Equity                               4,647       88,292           0
Small Cap Value Equity                   320,588       24,942           0
International Equity                     697,319      127,354           0
International Emerging Markets           144,937       11,380           0
Balanced                                 201,642       53,929           0

     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), the Fund paid BlackRock Advisors, Inc. (BIMC in the case of the Index Equity Portfolio) advisory fees, and BlackRock Advisors, Inc. (BIMC in the case of the Index Equity Portfolio) waived advisory fees and reimbursed expenses, as follows:

                                       FEES PAID
                                         (AFTER                REIMBURSE-
PORTFOLIOS                              WAIVERS)    WAIVERS      MENTS
----------                             ----------  ----------  ----------
Money Market                           $1,443,913  $6,290,596   $     0
Municipal Money Market                    158,379   1,029,459         0
U.S. Treasury Money Market                691,448   3,584,858         0
Ohio Municipal Money Market                32,275     209,784         0
Pennsylvania Municipal Money Market       240,350   1,562,271         0
North Carolina Municipal Money             45,997     298,983         0
 Market
Virginia Municipal Money Market                 0     180,685    14,604
New Jersey Municipal Money Market          32,663     212,365         0
Managed Income                          1,796,762     770,041         0
Government Income                               0      52,817     7,027
Tax-Free Income                           109,211      74,939         0
Intermediate Government Bond              425,069     283,380         0
Ohio Tax-Free Income                        4,764      31,253     3,479
Pennsylvania Tax-Free Income              185,302     123,326         0
Intermediate Bond                         514,322     342,880         0
New Jersey Tax-Free Income                184,448     122,966         0
International Bond                        133,797       4,580         0
Core Bond                                 424,691     283,127         0
Low Duration Bond                         338,287     225,525         0
Large Cap Value Equity                  4,159,395     421,173         0
Large Cap Growth Equity                 2,109,685     210,969         0
Small Cap Growth Equity                 1,596,126       7,204         0
Select Equity                           1,457,052     145,705         0
Index Equity                               28,380     174,535         0
Small Cap Value Equity                  1,223,651           0         0
International Equity                    2,836,323     202,595         0
International Emerging Markets            740,140      63,810         0
Balanced                                  917,400      91,740         0

     For the year or periods ended September 30, 1995, the Fund paid BIMC advisory fees, and BIMC waived advisory fees and reimbursed expenses, as follows:

                                        FEES PAID
                                         (AFTER                 REIMBURSE-
PORTFOLIOS                              WAIVERS)     WAIVERS      MENTS
-------------------------------------  -----------  ----------  ----------
Money Market                           $1,051,446   $5,217,130   $     0
Municipal Money Market                    189,929      921,718         0
U.S. Treasury Money Market                489,209    2,327,266         0
Ohio Municipal Money Market                49,133      245,955         0
Pennsylvania Municipal Money Market       304,651    1,264,187         0
North Carolina Municipal Money
 Market                                    46,472      369,591     4,999
Managed Income                          1,790,332      767,285         0
Tax-Free Income                                 0       49,671     1,599
Intermediate Government Bond              379,534      569,302         0
Ohio Tax-Free Income                            0       42,044     6,713
Pennsylvania Tax-Free Income              161,038      137,951         0
Intermediate Bond                         342,301      335,908         0
Large Cap Value Equity                  2,832,644      746,727         0
Large Cap Growth Equity                   866,271      324,851         0

                                        FEES PAID
                                         (AFTER                 REIMBURSE-
PORTFOLIOS                              WAIVERS)     WAIVERS      MENTS
-------------------------------------  -----------  ----------  ----------
Small Cap Growth Equity                   618,374      137,615         0
Select Equity                             691,447      259,293         0
Index Equity                               30,772      382,205         0
Small Cap Value Equity                  1,143,071      114,307         0
International Equity                    2,391,607      597,902         0
Balanced                                  642,763      241,037         0
Virginia Municipal Money Market                 0       85,063    35,957
International Emerging Markets            258,648       52,186         0
Government Income/1/                            0       37,256    11,980

 _______________

 / 1/                      /For the period from commencement of operations (October 3, 1994) through/
 / September 30, 1995./

     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, BlackRock Advisors, Inc. paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                           FEES PAID
                                             (AFTER
PORTFOLIOS                                  WAIVERS)      WAIVERS
-------------------------------------     -----------    ----------
Money Market                               $1,300,023    $9,370,873
U.S. Treasury Money Market                    577,321     3,631,808
Municipal Money Market                        212,376     1,325,338
New Jersey Municipal Money Market              75,204       414,553
North Carolina Municipal Money Market          81,568       536,785
Ohio Municipal Money Market                    62,070       384,055
Pennsylvania Municipal Money Market           298,167     1,859,027
Virginia Municipal Money Market                   350       241,044
Low Duration Bond                              36,930       745,005
Intermediate Government Bond                   14,450       525,649
Intermediate Bond                              15,164     1,120,194
Core Bond                                     104,500     1,327,935
Government Income                                   0        59,494
Managed Income                                 86,420     2,542,897
International Bond                             79,789        89,738
Tax-Free Income                                48,652       148,151
Pennsylvania Tax-Free Income                   34,191       278,742
New Jersey Tax-Free Income                     26,000       277,439
Ohio Tax-Free Income                           38,606             0
Large Cap Value Equity                        583,448     4,590,272
Large Cap Growth Equity                       172,041     2,701,759
Mid-Cap Value Equity                           15,821       413,497
Mid-Cap Growth Equity                          15,422       413,851
Small Cap Value Equity                        383,789     1,102,690
Small Cap Growth Equity                       725,498     1,603,447
International Equity                          269,395     3,456,696
International Small Cap Equity                      0           727
International Emerging Markets                107,739     1,598,368
Select Equity                                 105,481     1,870,387
Balanced                                      297,047       851,422

     For the period from October 1, 1995 through January 4, 1996, BIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:


                                           FEES PAID
                                             (AFTER
PORTFOLIOS                                  WAIVERS)      WAIVERS
-------------------------------------     -----------    ----------
Money Market                               $      0      $235,363
Municipal Money Market                            0        38,613
U.S. Treasury Money Market                        0        94,577
Ohio Municipal Money Market                       0         9,118
Pennsylvania Municipal Money                      0        53,013
 Market
North Carolina Municipal Money                    0         9,096
 Market
Virginia Municipal Money Market                   0           773
Managed Income                              497,581        82,654
Government Income                                 0        12,063
Tax-Free Income                               3,693         9,207
Intermediate Government                      73,585        97,542
Bond
Ohio Tax-Free Income                          3,258         4,318
Pennsylvania Tax-Free Income                 24,323        32,242
Intermediate Bond                            76,937       101,986
Large Cap Value Equity                      213,057             0
Large Cap Growth Equity                     333,722             0
Small Cap Growth Equity                     239,156             0
Select Equity                               340,809             0
Index Equity                                 12,385        73,920
Small Cap Value Equity                      252,237             0
International Equity                        659,738             0
International Emerging Markets              137,559             0
Balanced                                    186,567             0


     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), BlackRock Advisors, Inc. (BIMC in the case of the Index Equity Portfolio) paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                    FEES PAID
                                     (AFTER
PORTFOLIOS                          WAIVERS)     WAIVERS
---------------------------------  -----------  ----------
Money Market                       $1,443,913   $5,342,421
Municipal Money Market                158,382      897,064
U.S. Treasury Money Market            694,221    3,095,647
Ohio Municipal Money Market            32,275      182,796
Pennsylvania Municipal Money
 Market                               240,350    1,361,445

North Carolina Municipal Money         45,997      260,560
 Market
Virginia Municipal Money Market             0      160,601
New Jersey Municipal Money             32,663      149,411
 Market
Managed Income                      1,488,836      248,415
Government Income                           0       36,973
Tax-Free Income                        95,609       50,559
Intermediate Government               412,698        2,499
Bond
Ohio Tax-Free Income                    1,428       23,786
Pennsylvania Tax-Free Income          170,395       84,589
Intermediate Bond                     402,873      188,333
New Jersey Tax-Free Income            153,707       61,483
International Bond                    106,486            0
Core Bond                             353,907      141,564
Low Duration Bond                     281,905      112,763
Large Cap Value Equity              3,314,383            0
Large Cap Growth Equity             1,686,503            0
Small Cap Growth Equity             1,164,980            0
Select Equity                       1,164,368            0
Index Equity                           20,642      123,200
Small Cap Value Equity                888,986            0
International Equity                2,431,134            0
International Emerging Markets        707,475            0
Balanced                              733,223            0

     For the year or periods ended September 30, 1995, BIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                    FEES PAID
                                     (AFTER
PORTFOLIOS                          WAIVERS)    WAIVERS
----------                         -----------  --------
Money Market                       $        0   $721,072
Municipal Money Market                      0    123,516
U.S. Treasury Money Market                  0    312,942
Ohio Municipal Money Market                 0     32,788
Pennsylvania Municipal Money
 Market                                     0    174,315
North Carolina Municipal Money
 Market                                     0     46,229
Managed Income                      1,253,232    537,100
Tax-Free Income                             0     34,770
Intermediate Government               265,674    398,511
Bond
Ohio Tax-Free Income                        0     29,431
Pennsylvania Tax-Free Income          112,727     96,566
Intermediate Bond                     239,611    235,136
Large Cap Value Equity              2,060,105    543,074
Large Cap Growth Equity               630,015    236,255
Small Cap Growth Equity               449,727    100,084
Select Equity                         502,871    188,576
Index Equity                           30,772    286,654
Small Cap Value Equity                831,324     83,132
International Equity                1,913,286    478,322
Balanced                              467,464    175,299
Virginia Municipal Money Market             0      9,451
International Emerging Markets        227,610     45,924
Government Income/1/                        0     26,079

/1/ Commenced operations October 3, 1994.

     For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Index Master Portfolio. For the fiscal years ending November 30, 1995, 1996 and 1997, the Index Master Portfolio paid advisory fees to DFA totalling $18,816, $62,405 and $160,156, respectively. The Index Equity Portfolio did not invest in the Index Master Portfolio until June 2, 1996.

     The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $20,165 in advisory fees to BlackRock. For the period from March 1, 1995 through December

31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $496,305, $607,485 and $159,582, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. In addition, during the period from March 1, 1995 through December 31, 1995 and during the fiscal year ended February 28, 1995, Midlantic Bank waived $0 and $2,451, respectively, in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid BlackRock Advisors, Inc. $12,779 in investment advisory fees, and BlackRock Advisors, Inc. waived $8,520 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, BlackRock Advisors, Inc. paid BlackRock $8,945 in sub-advisory fees with respect to the New Jersey Tax-Free Income Portfolio and BlackRock waived $5,964 in sub-advisory fees.

     The predecessor portfolio to the International Bond Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock Advisors, Inc. from January 1, 1996 through February 12, 1996. For the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid $4,134 in advisory fees to BlackRock Advisors, Inc., and BlackRock Advisors, Inc. waived advisory fees and reimbursed expenses totalling $0 and $0, respectively. For the period from February 1, 1996 through February 12, 1996, BlackRock Advisors, Inc. paid Morgan Grenfell $4,898 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio, and Morgan Grenfell waived sub-advisory fees totalling $0. For the period from January 1, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid $24,832 in advisory fees to BlackRock Advisors, Inc. For the period from January 1, 1996 through January 31, 1996, BlackRock Advisors, Inc. paid Morgan Grenfell $20,176 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio. For the period from March 1, 1995 through December 31, 1995 and for the fiscal year ended February 28, 1995, the predecessor portfolio to the International Bond Portfolio paid $305,176 and $361,620, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.

     The predecessor portfolio to the New Jersey Municipal Money Market Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BIMC from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $8,000 in advisory fees to BIMC. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995, the predecessor portfolio to the New Jersey Municipal Money Market

Portfolio paid $155,696 and $158,240, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid BIMC $2,128 in investment advisory fees, and BIMC waived $13,826 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PNC Bank waived all of the sub-advisory fees (in the amount of $1,125) with respect to the New Jersey Municipal Money Market Portfolio.

     The predecessor portfolio to the Core Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Core Bond Portfolio paid BlackRock $53,125 in investment advisory fees and BlackRock waived $21,255 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Core Bond Portfolio in the amounts of $56,894 and $34,010, respectively, and reimbursed expenses amounting to $137,364 and $137,179, respectively. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid BlackRock Advisors, Inc. $182,709 in investment advisory fees, and BlackRock Advisors, Inc. waived $121,806 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, BlackRock Advisors, Inc. paid BlackRock $127,896 in sub-advisory fees with respect to the Core Bond Portfolio, and BlackRock waived $85,264 in sub-advisory fees.

     The predecessor portfolio to the Low Duration Bond Portfolio was advised by BlackRock. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Low Duration Bond Portfolio paid BlackRock $56,481 in investment advisory fees and BlackRock waived $11,186 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BlackRock waived its investment advisory fee with respect to the predecessor portfolio to the Low Duration Bond Portfolio in the amounts of $102,707 and $110,232, respectively, and reimbursed expenses amounting to $61,195 and $55,582, respectively. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid BlackRock Advisors, Inc. $149,488 in investment advisory fees, and BlackRock Advisors, Inc. waived $99,659 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, BlackRock Advisors, Inc. paid BlackRock $104,642 in sub-advisory fees with respect to the Low Duration Bond Portfolio, and BlackRock waived $69,761 in sub-advisory fees.

     ADMINISTRATION AGREEMENTS. BlackRock Advisors, Inc., PFPC and BDI serve as the Fund's co-administrators pursuant to administration agreements (collectively, the "Administration Agreement"). PFPC and BDI have agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in a Portfolio's shares; review and provide advice with respect to communications for a Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio's shares; and provide certain other services required by the Fund. As stated in the Prospectuses, the Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

     BlackRock Advisors, Inc. serves as an Administrator to the Fund pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, BlackRock Advisors, Inc. is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Administration Agreement provides that BlackRock Advisors, Inc., PFPC and BDI will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For its services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's administrative services expenses.

     From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. From December 1, 1995 to January 28, 1998, Compass Capital Group, Inc. ("CCG") served as Co-Administrator to the Fund. BlackRock Advisors, Inc. became Co-Administrator to the Fund on January 28, 1998. For the purposes of the following fee information, CCG is also considered an "Administrator."

     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                               FEES PAID
PORTFOLIOS                                  (AFTER WAIVERS)  WAIVERS      REIMBURSEMENTS
Money Market............................      $3,006,036    $161,687        $      0
U.S. Treasury Money Market..............       1,391,777      83,462               0
Municipal Money Market..................         510,438      66,205               0
New Jersey Municipal Money Market.......         134,020      49,666               0
North Carolina Municipal Money Market...         149,859      81,039               0
Ohio Municipal Money Market.............         136,900      30,397               0
Pennsylvania Municipal Money Market.....         701,182     105,262               0
Virginia Municipal Money Market.........          13,709      76,820               0
Low Duration Bond.......................         266,343     180,478               0
Intermediate Government Bond............         136,304     172,324               0
Intermediate Bond.......................         359,159     291,462               0
Core Bond...............................         628,096     188,359               0
Government Income.......................             910      33,087               0
Managed Income..........................         696,869     755,201               0
International Bond......................          56,066      28,697               0
Tax-Free Income.........................          36,907      75,552               0
Pennsylvania Tax-Free Income............          84,673      94,146               0
New Jersey Tax-Free Income..............          77,981      95,412               0
Ohio Tax-Free Income....................           9,942      11,556               0
Large Cap Value Equity..................       2,173,719     195,769               0
Large Cap Growth Equity.................       1,146,084     247,130               0
Mid-Cap Value Equity....................         106,481      19,571               0
Mid-Cap Growth Equity...................         106,838      19,149               0
Small Cap Value Equity..................         713,311      29,928               0
Small Cap Growth Equity.................       1,156,894           0               0
International Equity....................       1,149,080      68,733               0
International Small Cap Equity..........               0           0               0
International Emerging Markets..........         379,822         596               0
Select Equity...........................         794,449     189,515               0
Index Equity............................         134,085     549,869               0
Balanced................................         501,727      72,507               0

     For the period from October 1, 1995 through January 13, 1996, the Fund paid CCG, PFPC and PDI combined administration fees (after waivers), and CCG, PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                               FEES PAID
                                 (AFTER             REIMBURSE-
PORTFOLIOS                      WAIVERS)   WAIVERS    MENTS
----------                     ----------  -------  ----------
Money Market                    $645,001   $51,681          $0

                               FEES PAID
                                 (AFTER             REIMBURSE-
PORTFOLIOS                      WAIVERS)   WAIVERS    MENTS
----------                     ----------  -------  ----------
Municipal Money Market           117,010     8,088           0
U.S. Treasury Money Market       242,075    52,266           0
Ohio Municipal Money Market     $ 17,189   $12,366          $0
Pennsylvania Municipal
 Money Market                    143,962    28,455           0
North Carolina Municipal
 Money Market                     11,644    17,455           0
Virginia Municipal Money
 Market                                0    12,768           0
Managed Income                   226,271    82,078           0
Government Income                    353     6,893           0
Tax-Free Income                    1,455     4,890           0
Intermediate Government
 Bond                             69,369    33,385           0
Ohio Tax-Free Income                 604     3,942           0
Pennsylvania Tax-Free
 Income                           23,054    10,922           0
Intermediate Bond                 70,091    37,396           0
Large Cap Value Equity           287,181    75,970           0
Large Cap Growth Equity          142,578    32,289           0
Small Cap Growth Equity          105,681    19,886           0
Select Equity                    150,292    28,337           0
Index Equity                      32,455    65,337           0
Small Cap Value Equity           127,936     4,181           0
International Equity             200,396    30,791           0
International Emerging
 Markets                          26,329         0           0
Balanced                          73,163    24,504           0

     For the period from January 14, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                FEES PAID
                                 (AFTER               REIMBURSE-
PORTFOLIOS                      WAIVERS)    WAIVERS     MENTS
----------                     ----------   --------  ----------
Money Market                   $2,319,935   $460,119      $    0
Municipal Money Market            303,192    171,943           0
U.S. Treasury Money Market      1,325,463    264,620           0
Ohio Municipal Money Market        57,595     37,497           0
Pennsylvania Municipal            576,488    139,781           0
 Money Market
North Carolina Municipal           57,612     78,873           0
 Money Market
Virginia Municipal Money                0     60,792       4,868
 Market
New Jersey Municipal Money         47,930     52,585           0
 Market
Managed Income                    740,845    412,076           0
Government Income                   1,394     22,902           0
Tax-Free Income                    47,371     37,838           0
Intermediate Government           207,399    118,488           0
 Bond
Ohio Tax-Free Income               10,045      6,523           0
Pennsylvania Tax-Free              85,441     56,528           0
 Income
Intermediate Bond                 221,810    172,503           0
New Jersey Tax-Free Income         68,934     69,374           0
International Bond                 27,454     28,993           0
Core Bond                         196,853    128,743           0
Low Duration Bond                 175,769     83,391           0
Large Cap Value Equity          1,589,313    235,958           0
Large Cap Growth Equity           729,234    236,170           0
Small Cap Growth Equity           652,784     17,700           0
Select Equity                     471,931    198,312           0
Index Equity                       55,265    345,636           0
Small Cap Value Equity            511,980      3,984           0
International Equity              727,738    201,501           0
International Emerging            147,927          0           0
 Markets
Balanced                          339,671     80,233           0

     For the year or periods ended September 30, 1995, the Fund paid PFPC and PDI combined administration fees (after waivers), and PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                                FEES PAID
                                 (AFTER
PORTFOLIOS                      WAIVERS)    WAIVERS   REIMBURSEMENTS
-----------------------------  -----------  --------  --------------
Money Market                   $1,686,008   $200,348     $     0
Municipal Money Market            208,246    162,303           0
U.S. Treasury Money Market        631,041    281,107           0
Ohio Municipal Money Market        43,263     55,100           0
Pennsylvania Municipal
  Money Market                    322,632    200,313           0
North Carolina Municipal
  Money Market                     24,058    114,630       1,666
Managed Income                    751,452    267,310           0
Tax-Free Income                         0     19,868       2,132
Intermediate Government           244,417    135,117           0
  Bond
Ohio Tax-Free Income                    0     16,817       8,950
Pennsylvania Tax-Free
  Income                           68,050     51,546           0
Intermediate Bond                 139,960    131,323           0
Large Cap Value Equity          1,083,967    187,474           0
Large Cap Growth Equity           360,966     72,170           0
Small Cap Growth Equity           238,595     36,310           0
Select Equity                     288,666     57,058           0
Index Equity                       96,814    316,163           0
Small Cap Value Equity            359,637     97,592           0
International Equity              689,601    107,601           0
Balanced                          216,630    104,752           0
Virginia Municipal Money
  Market                                0     28,354      11,986
International Emerging
  Markets                          41,383      8,350           0
Government Income/1/                    0     14,903      15,973

/1/  Commenced operations October 3, 1994.

     The predecessor portfolios to the New Jersey Municipal Money Market, International Bond and New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $73,663 and $44,863, respectively, in administration fees to SEI pursuant to the prior administration agreement, and SEI waived $0 and $26,345, respectively, in administration fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid the Administrators $3,050 in administration fees, and the Administrators waived $3,691 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $154,232 and $105,029, respectively, in administrative fees to SEI pursuant to the prior administration agreement, and SEI waived $4 and $77,951, respectively, in administrative fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid the Administrators $4,443 in administration fees, and the Administrators waived $5,347 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the International Bond Portfolio paid $77,924 and $81,364, respectively, in administrative fees to SEI pursuant to the prior administration agreement. During the period from January 13, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,141 in administrative fees. During the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,357 in administrative fees, and the Administrators waived fees and reimbursed expenses totalling $1,212 and $0, respectively.

     The predecessor portfolios to the Low Duration Bond and Core Bond Portfolios received administrative services from State Street Bank and Trust Company ("State Street"). During the period from July 1, 1995 through January 12, 1996 and during the fiscal year ended June 30, 1995, the predecessor portfolio to the Core Bond Portfolio paid $29,752 and $73,257, respectively, in administrative fees to State Street pursuant to the prior administration agreement, and State Street waived $0 and $0, respectively, in administrative fees. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid the Administrators $79,269 in administration fees, and the Administrators waived $60,808 in administration fees. During the period from July 1, 1995 through January 12, 1996 and during the fiscal year ended June 30, 1995, the predecessor portfolio to the Low Duration Bond Portfolio paid $31,578 and $69,234, respectively, in administrative fees to State Street pursuant to the prior administration agreement. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid the Administrators $74,552 in administration fees, and the Administrators waived $40,055 in administration fees.

     The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

  CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund.

     For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master Portfolio.

     PFPC, which has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services with respect to the Fund's BlackRock Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .01% of the average net asset value of outstanding BlackRock Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each series of Investor Shares in each Portfolio, plus disbursements. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.

     PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

     DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or BlackRock Advisors, Inc. or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock Advisors, Inc. fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock Advisors, Inc., in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

     The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

     With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

     With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

     The Fund is not required or permitted under the Plan to make distribution payments with respect to Service, Institutional or BlackRock Shares. However, the Plan permits BDI, BlackRock Advisors, Inc., the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock Advisors, Inc. and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in the Fund's Prospectuses and this Statement of Additional Information for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to dealers as set forth in the Prospectuses for Investor Shares. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; "listing" fees for the placement of the Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BlackRock Advisors, Inc. and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, BlackRock Advisors, Inc. and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BlackRock Advisors, Inc. and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock Advisors, Inc. and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

     Service Organizations may charge their clients additional fees for account-related services.

     The Fund intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such
Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments;
(vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization;
(ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.

     For the twelve months ended September 30, 1997 (from December 27, 1996 through September 30, 1997 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and from September 26, 1997 through September 30, 1997 in the case of the International Small Cap Equity Portfolio), the Portfolios' share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios' current plans:

                                          DISTRIBUTION      SHAREHOLDER      SHAREHOLDER
PORTFOLIOS - INVESTOR A SHARES                FEES        SERVICING FEES   PROCESSING FEES
---------------------------------------   ------------    --------------   ---------------
Money Market............................      N/A             $459,377         $275,626
U.S. Treasury Money Market..............      N/A               47,849           28,709
Municipal Money Market..................      N/A                7,046            4,227
New Jersey Municipal Money Market.......      N/A               67,930           40,758
North Carolina Municipal Money Market...      N/A                  498              299
Ohio Municipal Money Market.............      N/A               22,520           13,512
Pennsylvania Municipal Money Market.....      N/A              252,489          151,493
Virginia Municipal Money Market.........      N/A                1.213              728
Low Duration Bond.......................      N/A                2,253            1,352
Intermediate Government Bond............      N/A               12,926            7,756
Intermediate Bond.......................      N/A                2,420            1,452
Core Bond...............................      N/A                2,091            1,255
Government Income.......................      N/A                8,699            5,219
Managed Income..........................      N/A               27,512           16,507
International Bond......................      N/A                1,173              704
Tax-Free Income.........................      N/A               11,481            6,888
Pennsylvania Tax-Free Income............      N/A               79,632           47,779
New Jersey Tax-Free Income..............      N/A                2,089            1,254
Ohio Tax-Free Income....................      N/A                5,927            3,556
Large Cap Value Equity..................      N/A               82,231           49,339
Large Cap Growth Equity.................      N/A               47,342           28,405
Mid-Cap Value Equity....................      N/A                1,270              762
Mid-Cap Growth Equity...................      N/A                1,556              934
Small Cap Value Equity..................      N/A               60,827           36,496
Small Cap Growth Equity.................      N/A               87,777           52,666
International Equity....................      N/A               50,243           30,146
International Small Cap Equity..........      N/A                   12                7
International Emerging Markets..........      N/A                8,082            4,849
Select Equity...........................      N/A               23,489           14,093
Index Equity............................      N/A               45,703           27,422
Balanced................................      N/A              177,097          106,258

                                          DISTRIBUTION      SHAREHOLDER      SHAREHOLDER
PORTFOLIOS - INVESTOR B SHARES                FEES        SERVICING FEES   PROCESSING FEES
---------------------------------------   ------------    --------------   ---------------
Money Market............................      $    286        $  1,276         $      0
U.S. Treasury Money Market..............             0               0                0
Municipal Money Market..................             0               0                0
New Jersey Municipal Money Market.......            30              89                0
North Carolina Municipal Money Market...             0               0                0
Ohio Municipal Money Market.............             0               0                0
Pennsylvania Municipal Money Market.....             0               0                0
Virginia Municipal Money Market.........             0               0                0
Low Duration Bond.......................           102             119               72
Intermediate Government Bond............           103             121               73
Intermediate Bond.......................             0               0                0
Core Bond...............................        10,005          14,857            8,914
Government Income.......................        42,389          59,913           35,948
Managed Income..........................            10              80               48
International Bond......................         1,150           1,564              938
Tax-Free Income.........................         1,279           1,735            1,041
Pennsylvania Tax-Free Income............        32,624          46,409           27,846
New Jersey Tax-Free Income..............         1,253           1,998            1,193
Ohio Tax-Free Income....................         1,336           1,989            1,193
Large Cap Value Equity..................        32,130          49,211           29,527
Large Cap Growth Equity.................        14,820          22,498           13,499
Mid-Cap Value Equity....................         1,677           3,223            1,934
Mid-Cap Growth Equity...................         1,798           3,619            2,171
Small Cap Value Equity..................        14,589          21,446           12,868
Small Cap Growth Equity.................        60,450          84,056           50,434
International Equity....................        12,419          18,209           10,926
International Small Cap Equity..........             0               0                0
International Emerging Markets..........         2,514           4,040            2,424
Select Equity...........................        17,090          29,568           17,741
Index Equity............................        60,788          78,885           47,331
Balanced................................        42,515          64,488           38,693

                                          DISTRIBUTION      SHAREHOLDER      SHAREHOLDER
PORTFOLIOS - INVESTOR C SHARES                FEES        SERVICING FEES   PROCESSING FEES
---------------------------------------   ------------    --------------   ---------------
Money Market............................       $   645         $ 1,225          $     0
U.S. Treasury Money Market..............             0               0                0
Municipal Money Market..................             2               5                0
New Jersey Municipal Money Market.......             0               0                0
North Carolina Municipal Money Market...             0               0                0
Ohio Municipal Money Market.............             0               0                0
Pennsylvania Municipal Money Market.....             0               0                0
Virginia Municipal Money Market.........             0               0                0
Low Duration Bond.......................           120             141               85
Intermediate Government Bond............            79              92               55
Intermediate Bond.......................             0               0                0
Core Bond...............................           180             211              127
Government Income.......................           653             750              450
Managed Income..........................             0               0                0
International Bond......................           447             462              277
Tax-Free Income.........................             0               1                1
Pennsylvania Tax-Free Income............             0               0                0
New Jersey Tax-Free Income..............             0               0                0
Ohio Tax-Free Income....................             0               0                0
Large Cap Value Equity..................         2,871           3,372            2,023
Large Cap Growth Equity.................           186             217              130
Mid-Cap Value Equity....................            31              41               24
Mid-Cap Growth Equity...................           133             158               95
Small Cap Value Equity..................         1,796           2,104            1,263
Small Cap Growth Equity.................        22,944          26,890           16,134
International Equity....................           147             172              103
International Small Cap Equity..........             0               0                0
International Emerging Markets..........            85              99               60
Select Equity...........................           369             433              260
Index Equity............................        36,025          41,362           24,817
Balanced................................            95             111               67

                                          DISTRIBUTION      SHAREHOLDER      SHAREHOLDER
PORTFOLIOS - SERVICE SHARES                   FEES        SERVICING FEES   PROCESSING FEES
---------------------------------------   ------------    --------------   ---------------
Money Market............................  N/A               $2,425,112       $2,425,112
U.S. Treasury Money Market..............  N/A                1,280,124        1,280,124
Municipal Money Market..................  N/A                  493,398          493,398
New Jersey Municipal Money Market.......  N/A                  141,044          141,044
North Carolina Municipal Money Market...  N/A                   15,790           15,790
Ohio Municipal Money Market.............  N/A                   85,080           85,080
Pennsylvania Municipal Money Market.....  N/A                  361,364          361,364
Virginia Municipal Money Market.........  N/A                   15,542           15,542
Low Duration Bond.......................  N/A                  127,215          127,215
Intermediate Government Bond............  N/A                   73,283           73,283
Intermediate Bond.......................  N/A                   73,197           73,197
Core Bond...............................  N/A                  181,486          181,486
Government Income.......................  N/A                        0                0
Managed Income..........................  N/A                  320,482          320,482
International Bond......................  N/A                   10,859           10,859
Tax-Free Income.........................  N/A                   63,453           63,453
Pennsylvania Tax-Free Income............  N/A                   58,664           58,664
New Jersey Tax-Free Income..............  N/A                  127,605          127,605
Ohio Tax-Free Income....................  N/A                   10,309           10,309
Large Cap Value Equity..................  N/A                  769,724          769,724
Large Cap Growth Equity.................  N/A                  327,593          327,593
Mid-Cap Value Equity....................  N/A                   14,145           14,145
Mid-Cap Growth Equity...................  N/A                   14,097           14,097
Small Cap Value Equity..................  N/A                  137,408          137,408
Small Cap Growth Equity.................  N/A                  249,073          249,073
International Equity....................  N/A                  256,801          256,801
International Small Cap Equity..........  N/A                        0                0
International Emerging Markets..........  N/A                   80,289           80,289
Select Equity...........................  N/A                  208,609          208,609
Index Equity............................  N/A                  214,177          214,177
Balanced................................  N/A                  231,115          231,115

                                    EXPENSES

     Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock Advisors, Inc. and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock Advisors, Inc., the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock Advisors, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

     BlackRock Advisors, Inc., the sub-advisers and the Administrators expect to waive voluntarily a portion of their respective advisory, sub-advisory and administration fees during the Portfolios' current fiscal year.


                             PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

     Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

     For the year or period ended September 30, 1997, the following Portfolios paid brokerage commissions as follows:

PORTFOLIOS                        BROKERAGE COMMISSIONS
----------                        ---------------------
Large Cap Value Equity                 $1,309,867
Large Cap Growth Equity                 1,033,730
Mid-Cap Value Equity                      199,394
Mid-Cap Growth Equity                     152,521
Small Cap Value Equity                    612,318
Small Cap Growth Equity                   413,189
International Equity                    1,884,858
International Small Cap Equity             57,239
International Emerging Markets            570,670
Select Equity                             317,435
Balanced                                   75,685

     For the year or period ended September 30, 1996, the following Portfolios paid brokerage commissions as follows:

PORTFOLIOS                        BROKERAGE COMMISSIONS
----------                        ---------------------
Large Cap Value Equity                  $1,455,318
Large Cap Growth Equity                    696,494
Small Cap Growth Equity                    165,153
Select Equity                              443,114
Index Equity                                44,380
Small Cap Value Equity                     380,356

PORTFOLIOS                        BROKERAGE COMMISSIONS
----------                        ---------------------
International Equity                     1,912,522
Balanced                                    95,277
International Emerging Markets             588,860

     For the year or period ended September 30, 1995, the following Portfolios paid brokerage commissions as follows:

PORTFOLIOS                        BROKERAGE COMMISSIONS
----------                        ---------------------
Large Cap Value Equity                $  364,680
Large Cap Growth Equity                  356,156
Small Cap Growth Equity                   88,691
Select Equity                            341,935
Index Equity                              73,946
Small Cap Value Equity                   251,396
International Equity                   2,667,245
Balanced                                 144,451
International Emerging Markets           356,727

     For the Index Master Portfolio's fiscal years ended November 30, 1995, 1996 and 1997, the Index Master Portfolio paid brokerage commissions totalling $15,289, $72,562 and $116,563, respectively.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market

Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

     Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock Advisors, Inc., BIMC, BlackRock, PNC Bank, BIL, the Administrators, the Distributor or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BIMC, BlackRock, PNC Bank, BIL, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

     The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1997, the following Portfolios held the following securities:

          PORTFOLIO                                   SECURITY                                VALUE
-----------------------------------            ------------------------                   ---------------
Money Market
------------
Morgan Stanley & Co., Inc.                     Commercial Paper                             $ 49,402,000
Morgan Stanley & Co., Inc.                     Variable Rate Obligation                       36,997,742
Merrill Lynch & Co.                            Commercial Paper                              128,081,269
Lehman Brothers, Inc.                          Commercial Paper                               49,837,542
Lehman Brothers, Inc.                          Variable Rate Obligation                       50,000,000

U.S. Treasury Money Market
--------------------------
Morgan Stanley & Co., Inc.                     Repurchase Agreement                         $247,000,000
Greenwich Capital                              Repurchase Agreement                          225,000,000
Goldman, Sachs & Co.                           Repurchase Agreement                           50,000,000
Merrill Lynch & Co.                            Repurchase Agreement                           50,000,000
Swiss Bank Corp.                               Repurchase Agreement                           50,000,000

Low Duration Bond
-----------------
Morgan Stanley & Co., Inc.                     Mortgage Pass-Through                       $    168,166
Lehman Brothers, Inc.                          Corporate Bond                                 3,689,617
Salomon Brothers, Inc.                         Mortgage Pass-Through                          3,065,061
Salomon Brothers, Inc.                         Corporate Bond                                 4,037,134

Intermediate Government Bond
----------------------------
Merrill Lynch & Co.                            Mortgage Pass-Through                       $  4,367,211
Morgan Stanley & Co., Inc.                     Commercial Mortgage-Backed Security            1,407,311

Intermediate Bond
-----------------
Salomon Brothers, Inc.                         Mortgage Pass-Through                       $  2,117,624
Salomon Brothers, Inc.                         Corporate Bond                                   527,865
PaineWebber Jackson & Curtis, Inc.             Corporate Bond                                 1,577,526
Morgan Stanley & Co., Inc.                     Commercial Mortgage-Backed Security            3,266,973
Merrill Lynch & Co.                            Mortgage Pass-Through                         10,190,099
Merrill Lynch & Co.                            Commercial Mortgage-Backed Security            1,236,217

Core Bond
---------
Salomon Brothers, Inc.                         Mortgage Pass-Through                      $  6,900,254
Salomon Brothers, Inc.                         Corporate Bond                                5,701,504
Goldman, Sachs & Co.                           Commercial Mortgage-Backed Security           2,942,012
Merrill Lynch & Co.                            Mortgage Pass-Through                           428,155
Merrill Lynch & Co.                            Commercial Mortgage-Backed Security           3,397,277
Merrill Lynch & Co.                            Asset Backed Security                           303,703
Merrill Lynch & Co.                            Corporate Bond                                4,226,051

Government Income
-----------------
Salomon Brothers, Inc.                         Mortgage Pass-Through                     $    632,894

          PORTFOLIO                                   SECURITY                                VALUE
-----------------------------------            ------------------------                   ---------------
Managed Income
--------------
Salomon Brothers, Inc.                         Corporate Bond                            $  2,639,323
Morgan Stanley & Co., Inc.                     Commercial Mortgage-Backed Security          1,063,281
PaineWebber Jackson & Curtis, Inc.             Corporate Bond                               5,004,177
HSBC Securities                                Corporate Bond                               7,852,743
Merrill Lynch & Co.                            Corporate Bond                               8,250,862
Merrill Lynch & Co.                            Commercial Mortgage-Backed Security         12,884,829

Large Cap Value Equity
----------------------
Morgan Stanley & Co., Inc.                     Common Stock                              $ 29,257,111

Mid-Cap Value Equity
--------------------
Donaldson, Lufkin & Jenrette Securities Corp.  Common Stock                              $  1,073,437

Select Equity
-------------
Morgan Stanley & Co., Inc.                     Common Stock                              $  7,595,781

Balanced
--------
Morgan Stanley & Co., Inc.                     Common Stock                              $  4,941,312
Salomon Brothers, Inc.                         Mortgage Pass-Through                        1,593,589
Salomon Brothers, Inc.                         Corporate Bond                                 316,719
PaineWebber Jackson & Curtis, Inc.             Corporate Bond                               1,051,684
Merrill Lynch & Co.                            Corporate Bond                               1,006,203
Merrill Lynch & Co.                            Commercial Mortgage-Backed Security          2,015,045


                      PURCHASE AND REDEMPTION INFORMATION

        COMPUTATION OF PUBLIC OFFERING PRICES FOR INVESTOR A SHARES OF THE NON-MONEY MARKET PORTFOLIOS. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 1997 follows:

                                     TABLE
                                     -----


                                                                  LOW         INTERMEDIATE   INTERMEDIATE     CORE      GOVERNMENT
                                                               DURATION        GOVERNMENT        BOND         BOND        INCOME
                                                            BRAND PORTFOLIO  BOND PORTFOLIO   PORTFOLIO     PORTFOLIO    PORTFOLIO
Net Assets................................................       $1,078,619      $5,373,962    $1,115,865   $2,440,633   $4,875,820

Outstanding Shares........................................          109,020         531,600       117,568      248,559      464,801
                                                                 ==========      ==========    ==========   ==========   ==========

Net Asset Value Per Share.................................       $     9.89      $    10.11    $     9.49   $     9.82   $    10.49
Maximum Sales Charge, 4.00% of offering price
    (4.17% of net asset value per share)*.................              .31             .42           .40          .41          .49
                                                                 ----------      ----------    ----------   ----------   ----------
Offering to Public........................................       $    10.20      $    10.53    $     9.89   $    10.23   $    10.98
                                                                 ==========      ==========    ==========   ==========   ==========

--------------------
* 3.00%/3.09% for Low Duration Bond Portfolio; 4.50%/4.71% for Government Income Portfolio.

                                                                                                      PENNSYLVANIA  NEW JERSEY
                                                              MANAGED     INTERNATIONAL   TAX-FREE      TAX-FREE     TAX-FREE
                                                               INCOME         BOND         INCOME        INCOME       INCOME
                                                             PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                             ------------ -------------  -----------  ------------  ----------
Net Assets................................................   $15,231,004     $1,015,272   $5,529,698   $32,899,562   $1,547,924

Outstanding Shares........................................     1,463,584         92,713      487,696     3,054,223      132,824
                                                             ===========     ==========   ==========   ===========   ==========

Net Asset Value Per Share.................................   $     10.41     $    10.95   $    11.34   $     10.77   $    11.65
Maximum Sales Charge, 4.00% of offering price
   (4.17% of net asset value per share)*..................           .49            .58          .47           .45          .49
                                                             -----------     ----------   ----------   -----------   ----------
Offering to Public........................................   $     10.90     $    11.53   $    11.81   $     11.22   $    12.14
                                                             ===========     ==========   ==========   ===========   ==========

--------------------
* 4.50%/4.71% for Managed Income Portfolio; 5.00%/5.26% for International Bond Portfolio.

                                                               OHIO       LARGE CAP     LARGE CAP      MID-CAP      MID-CAP
                                                             TAX-FREE       VALUE         GROWTH        VALUE       GROWTH
                                                              INCOME        EQUITY        EQUITY       EQUITY       EQUITY
                                                             PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                             ---------    ---------     ---------     ---------    ---------
Net Assets................................................   $2,613,993   $47,130,883   $25,574,775   $2,314,615   $2,649,715

Outstanding Shares........................................      248,893     2,690,305     1,352,284      181,200      218,185
                                                             ==========   ===========   ===========   ==========   ==========

Net Asset Value Per Share.................................   $    10.50   $     17.52   $     18.91   $    12.77   $    12.14
Maximum Sales Charge, 4.50% of offering price
    (4.71% of net asset value per share)*.................          .44           .82           .89          .60          .57
                                                             ----------   -----------   -----------   ----------   ----------
Offering to Public........................................   $    10.94   $     18.34   $     19.80   $    13.37   $    12.71
                                                             ==========   ===========   ===========   ==========   ==========

--------------------
*  4.00%/4.17% for Ohio Tax-Free Income Portfolio.

                                                                           SMALL CAP                   INTERNATIONAL  INTERNATIONAL
                                                             SMALL CAP       GROWTH     INTERNATIONAL    SMALL CAP      EMERGING
                                                            VALUE EQUITY     EQUITY        EQUITY         EQUITY         MARKETS
                                                             PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
Net Assets................................................   $34,031,124   $57,323,064    $22,335,232       $325,738     $4,454,003

Outstanding Shares........................................     1,684,915     2,466,020      1,533,040         32,754        463,777
                                                             ===========   ===========    ===========       ========     ==========

Net Asset Value Per Share.................................   $     20.20   $     23.25    $     14.57       $   9.94     $     9.60
Maximum Sales Charge, 5.00% of offering price                        .95          1.10            .77            .52            .51
   (5.26% of net asset value per share)*..................   -----------   -----------    -----------       --------     ----------
Offering to Public........................................   $     21.15   $     24.35    $     15.34       $  10.46     $    10.11
                                                             ===========   ===========    ===========       ========     ==========

--------------------
*  4.50%/4.71% for Small Cap Value Equity and Small Cap Growth Equity
   Portfolios.

                                                                                   SELECT        INDEX
                                                                                   EQUITY        EQUITY       BALANCED
                                                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                                 -----------   ------------  ------------
Net Assets....................................................................   $18,948,763   $33,933,239   $87,202,151

Outstanding Shares............................................................     1,082,651     1,852,190     4,785,456
                                                                                 ===========   ===========   ===========

Net Asset Value Per Share.....................................................   $     17.50   $     18.32   $     18.22
Maximum Sales Charge, 4.50% of offering price (4.71% of net asset
   value per share)*..........................................................           .82           .57           .86
                                                                                 -----------   -----------   -----------
Offering to Public............................................................   $     18.32   $     18.89   $     19.08
                                                                                 ===========   ===========   ===========

--------------------
*  3.00%/3.09% for Index Equity Portfolio.


Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1997 (for the period from December 27, 1996 through September 30, 1997 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and for the period from September 26, 1997 through September 30, 1997 in the case of the International Small Cap Equity Portfolio) were as follows:


                                             FRONT-END
PORTFOLIOS                                 SALES CHARGES
----------------------------------------   -------------
Low Duration Bond                              $  3,758
Intermediate Government Bond                     11,644
Intermediate Bond                                 7,367
Core Bond                                        39,657
Government Income                                32,856
Managed Income                                   68,493
International Bond                               29,718
Tax-Free Income                                  19,830
Pennsylvania Tax-Free Income                     80,642
New Jersey Tax-Free Income                        4,104
Ohio Tax-Free Income                              5,336
Large Cap Value Equity                          277,224
Large Cap Growth Equity                         146,897
Mid-Cap Value Equity                             55,834
Mid-Cap Growth Equity                            46,954
Small Cap Value Equity                          107,051
Small Cap Growth Equity                         668,832
International Equity                            104,956
International Small Cap Equity                        0
International Emerging Markets                   49,056
Select Equity                                   272,796
Index Equity                                    159,501
Balanced                                        223,646

Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1996 (for the period from February 1, 1996 through September 30, 1996 in the case of the New Jersey Tax-Free Income and International Bond Portfolios; for the period from April 1, 1996 through September 30, 1996 in the case of the Low Duration Bond and Core Bond Portfolios) were as follows:

PORTFOLIOS                                FRONT-END SALES CHARGES
----------                                -----------------------

Managed Income                                   $ 43,417
Tax-Free Income                                     9,109
Intermediate Government Bond                       22,989
Ohio Tax-Free Income                                4,649
Pennsylvania Tax-Free Income                       81,436
Intermediate Bond                                   8,598
Large Cap Value Equity                            141,011
Large Cap Growth Equity                            95,694
Small Cap Growth Equity                           344,911
Select Equity                                      44,112
Index Equity                                       78,263
Small Cap Value Equity                             51,676
International Equity                               85,795
Balanced                                          143,547
International Emerging Markets                     18,147
Government Income                                  30,034
Core Bond                                           8,481
New Jersey Tax Free Income                         17,606
Low Duration Bond                                   6,294
International Bond                               $  7,565


Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1995 were as follows:

PORTFOLIOS                                FRONT-END SALES CHARGES
----------                                -----------------------

Managed Income                                   $ 37,132
Tax-Free Income                                     8,850
Intermediate Government Bond                       42,765
Ohio Tax-Free Income                                2,725
Pennsylvania Tax-Free Income                      121,089
Intermediate Bond                                   1,513
Large Cap Value Equity                             68,289
Large Cap Growth Equity                            47,859
Small Cap Growth Equity                            77,356
Select Equity                                      34,761
Index Equity                                       51,229
Small Cap Value Equity                             61,709
International Equity                               83,938
Balanced                                          144,255
International Emerging Markets                     24,915
Government Income                                  69,712


     For the period from January 13, 1996 through January 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the New Jersey Tax-Free Income Portfolio were $435. For the period from January 13, 1996 through March

31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the Low Duration Bond and Core Bond Portfolios were $3,848 and $1,723, respectively.

     There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares of the Non-Money Market Portfolios. However, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the net offering price or the asset value of the shares on the redemption date for Investor A Shares purchased on a no-load basis and subsequently redeemed within 18 months after purchase.

     Investor A Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the initial sales charge on purchases through an eligible 401(k) plan participating in a Merrill Lynch 401(k) Program (an "ML 401(k) Plan") if:

               (i) the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

               (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

               (iii) the ML 401(k) Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Investor B Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Investor B Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Investor B Shares.

     Investor B Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the contingent deferred sales charge if the shares were purchased through an ML 401(k) Plan if:

               (i) the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets invested in Applicable Investments; or

               (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

               (iii) the ML 401(k) Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     ML 401(k) Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Investor B shares of Non-Money Market Portfolios of the Fund convert to Investor A shares once the ML 401(k) Plan has reached $5 million invested in Applicable Investments. The ML 401(k) Plan will receive a plan-level share conversion.

     Investor C Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. In addition, Investor C Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemptions of such Investor C Shares within 12 months of purchase.

     Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received without a sales charge.

     EXCHANGE PRIVILEGE.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

     A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares, Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

     MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     With respect to the Index Master Portfolio, when the Trustees of the Trust determine that it would be in the best interests of the Index Master Portfolio, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors, such as the Index Equity Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

     The Fund will accept and process purchase and redemption orders with respect to the Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Small Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Select Equity, Micro-Cap Equity, International Equity, International Emerging Markets, Balanced and International Small Cap Equity Portfolios on days on which the Federal Reserve Bank of Philadelphia is closed if the New York Stock Exchange (the "NYSE") is open for business.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.


                       VALUATION OF PORTFOLIO SECURITIES

     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     MONEY MARKET PORTFOLIOS. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each Business Day. Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

     Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     EQUITY PORTFOLIOS. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Equity, International Emerging Markets and International Small Cap Equity Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

     BOND PORTFOLIOS. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

                            PERFORMANCE INFORMATION

     A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

     MONEY MARKET PORTFOLIO PERFORMANCE. Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period
                                         ----
return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1997 before waivers was as follows:

                                                                           TAX-EQUIVALENT
                                                                          YIELD (ASSUMES A
                                                                           FEDERAL INCOME
PORTFOLIOS                                 YIELD       EFFECTIVE YIELD    TAX RATE OF 28%)
------------------------------           -----------   ---------------   ------------------
Money Market
 Institutional Shares                       5.05%           5.18%              7.01%
 Service Shares                             4.75            4.86               6.60
 Investor A Shares                          4.67            4.78               6.49
 Investor B Shares                          3.98            4.06               5.53
 Investor C Shares                          3.98            4.06               5.53

U.S. Treasury Money Market
 Institutional Shares                       4.96%           5.08%              6.89%
 Service Shares                             4.66            4.77               6.47
 Investor A Shares                          4.49            4.59               6.24

Municipal Money Market
 Institutional Shares                       3.25%           3.30%              4.51%
 Service Shares                             2.95            2.99               4.10
 Investor A Shares                          2.78            2.82               3.86
 Investor C Shares                          2.19            2.21               3.04

New Jersey Municipal Money Market
 Institutional Shares                       3.02%           3.07%              4.19%
 Service Shares                             2.72            2.76               3.78
 Investor A Shares                          2.47            2.50               3.43

North Carolina Municipal Money Market
 Institutional Shares                       3.21%           3.26%              4.46%
 Service Shares                             2.91            2.95               4.04
 Investor A Shares                          2.74            2.78               3.81

Ohio Municipal Money Market
 Institutional Shares                       3.23%           3.28%              4.49%
 Service Shares                             2.93            2.97               4.07
 Investor A Shares                          2.75            2.79               3.82

Pennsylvania Municipal Money Market
 Institutional Shares                       3.24%           3.29%              4.50%
 Service Shares                             2.94            2.98               4.08
 Investor A Shares                          2.78            2.82               3.86

Virginia Municipal Money Market
 Institutional Shares                       3.15%           3.20%              4.38%
 Service Shares                             2.85            2.89               3.96
 Investor A Shares                          2.53            2.56               3.51


     The Investor B Class had not commenced operations as of September 30, 1997, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30,1997, except with respect to the Money Market Portfolio and the Municipal Money Market Portfolio.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1997 after waivers was as follows:

                                                                           TAX-EQUIVALENT
                                                                          YIELD (ASSUMES A
                                                                           FEDERAL INCOME
PORTFOLIOS                                 YIELD       EFFECTIVE YIELD    TAX RATE OF 28%)
------------------------------           -----------   ---------------   ------------------
Money Market
 Institutional Shares                       5.38%           5.52%              7.47%
 Service Shares                             5.08            5.21               7.06
 Investor A Shares                          5.00            5.12               6.94
 Investor B Shares                          4.31            4.40               5.99
 Investor C Shares                          4.31            4.40               5.99

U.S. Treasury Money Market
 Institutional Shares                       5.34%           5.48%              7.42%
 Service Shares                             5.04            5.17               7.00
 Investor A Shares                          4.87            4.99               6.76

Municipal Money Market
 Institutional Shares                       3.66%           3.73%              5.08%
 Service Shares                             3.36            3.42               4.67
 Investor A Shares                          3.19            3.24               4.43
 Investor C Shares                          2.60            2.63               3.61

New Jersey Municipal Money Market
 Institutional Shares                       3.46%           3.52%              4.81%
 Service Shares                             3.16            3.21               4.39
 Investor A Shares                          2.91            2.95               4.04

North Carolina Municipal Money Market
 Institutional Shares                       3.66%           3.73%              5.08%
 Service Shares                             3.36            3.42               4.67
 Investor A Shares                          3.19            3.24               4.43

Ohio Municipal Money Market
 Institutional Shares                       3.65%           3.72%              5.07%
 Service Shares                             3.35            3.41               4.65
 Investor A Shares                          3.17            3.22               4.40

Pennsylvania Municipal Money Market
 Institutional Shares                       3.64%           3.71%              5.06%
 Service Shares                             3.34            3.40               4.64
 Investor A Shares                          3.18            3.23               4.42

Virginia Municipal Money Market
 Institutional Shares                       3.74%           3.81%              5.19%
 Service Shares                             3.44            3.50               4.78
 Investor A Shares                          3.12            3.17               4.33


     The Investor B Class had not commenced operations as of September 30, 1997, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1997, except with respect to the Money Market Portfolio and the Municipal Money Market Portfolio.

     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

     TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV
                    T = [(-----) to the power of 1 over n   - 1]
                            P
          Where:    T =  average annual total return.

                ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):

                                                            COMMENCEMENT OF
NON-MONEY MARKET                PREDECESSOR                 OPERATIONS OF
PORTFOLIO                       PORTFOLIO                   PREDECESSOR PORTFOLIO
---------                       ---------                   ---------------------
New Jersey Tax-Free Income      Compass Capital Group       July 1, 1991
Portfolio                       New Jersey Municipal
                                Bond Fund

International Bond Portfolio    Compass Capital Group       July 1, 1991
                                International Fixed Income
                                Fund

Core Bond Portfolio             BFM Institutional Trust     December 9, 1992
                                Core Fixed Income
                                Portfolio

Low Duration Bond Portfolio     BFM Institutional Trust     July 17, 1992
                                Short Duration Portfolio

     In connection with the conversion of various common trust funds maintained by PNC Bank and PNC Bank, Delaware ("PNC-DE"), an affiliate of PNC Bank, into the Fund between May 1 and May 15, 1998 (the "CTF Conversion"), the Delaware Tax-Free Income Portfolio was established to receive the assets of the DE Tax-Free Income Fund of PNC-DE, the Kentucky Tax-Free Income Portfolio was established to receive the assets of the KY Tax-Free Income Fund of PNC Bank and the GNMA Portfolio was established to receive the assets of the GNMA Fund of PNC Bank. Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor common trust fund which will transfer its assets and liabilities to the related Non-Money Market Portfolio pursuant to the CTF Conversion:

                                                       COMMENCEMENT OF
                                                       OPERATIONS OF
NON-MONEY MARKET               PREDECESSOR             PREDECESSOR
PORTFOLIO                      PORTFOLIO               PORTFOLIO
---------                      ---------               ---------
Delaware Tax-Free Income       PNC-DE Tax-Free         October 20, 1965
 Portfolio                     Income Fund
Kentucky Tax Free Income       PNC KY Tax-Free         September 6, 1966
 Portfolio                     Income Fund
GNMA Portfolio                 PNC GNMA Fund           June 1, 1990

     Performance information presented for the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio is based upon the performance of the DE Tax-Free Income Fund, the KY Tax-Free Income Fund and the GNMA Fund, respectively, for periods prior to the CTF Conversion.

     Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. As a result, where a Portfolio includes performance information of a related predecessor portfolio, the Fund Inception Date indicated in the following tables is the inception date of the related predecessor portfolio. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.

  Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1997 were as follows*:

                                                              INVESTOR A SHARES
                                                              -----------------
                                        INVESTOR A SHARES                                     TOTAL RETURN
                                        TOTAL RETURN (NAV)                                   (LOAD ADJUSTED)
                                                                                   10 YEAR                                10 YEAR
                                                                                  ANN. (OR                               ANN. (OR
                                                                                 SINCE FUND                             SINCE FUND
                                FUND        CLASS                                 INCEPTION                              INCEPTION
                              INCEPTION     INTRO              3 YEAR   5 YEAR      ANN.,             3 YEAR   5 YEAR      ANN.,
                                DATE         DATE     1 YEAR    ANN.     ANN.    IF SHORTER)  1 YEAR   ANN.     ANN.    IF SHORTER)
                                --------    --------  ------   ------   -------  -----------  ------  ------   ------   -----------
Large Cap Value Equity          04/20/92    05/02/92   37.01    27.40     21.11       18.95    30.88   25.45    20.00        17.96
Large Cap Growth Equity         11/01/89    03/14/92   33.18    26.71     17.07       13.70    27.22   24.70    15.99        13.04
Mid Cap Value Equity            12/27/96    12/27/96     N/A      N/A       N/A       39.03      N/A     N/A      N/A        30.89
Mid Cap Growth Equity           12/27/96    12/27/96     N/A      N/A       N/A       29.02      N/A     N/A      N/A        21.46
Small Cap Value Equity          04/13/92    06/02/92   46.85    24.39     21.57       19.87    40.26   22.49    20.46        18.86
Small Cap Growth Equity         09/14/93    09/15/93   15.28    35.19       N/A       25.42    10.11   33.12    (0.92)       24.00
International Equity            04/27/92    06/02/92   14.36     7.88     12.06       10.92     8.67    6.02    10.91         9.88
International Small Cap
 Equity                         09/26/97    09/28/97     N/A      N/A       N/A      (19.71)     N/A     N/A      N/A       (98.16)
International Emerging
 Markets                        06/17/94    06/17/94   10.51    (2.04)      N/A       (0.28)    4.97   (3.70)     N/A        (1.83)
Select Equity                   09/13/93    10/13/93   41.85    27.78       N/A       20.25    35.55   25.84      N/A        18.89
Index Equity                    04/20/92    08/02/92   39.49    28.93     19.84       18.40    35.31   27.63    19.11        17.74
Balanced                        05/14/90    05/14/90   27.93    20.45     14.42       13.73    22.19   18.63    13.38        13.03
Low Duration Bond               07/17/92    01/18/96    6.39     6.48      5.35        5.30     3.20    5.41     4.72         4.68
Intermediate Government
 Bond                           04/20/92    05/11/92    7.87     7.28      4.97        5.89     3.30    5.83     4.12         5.10
Intermediate Bond               09/17/93    05/20/94    7.89     7.64      N/A         4.62     3.56    6.18      N/A         3.57
Core Bond                       12/09/92    01/31/96    9.52     9.12      N/A         7.08     5.14    7.65    (0.81)        6.18
Government Income               10/03/94    10/04/94   10.48      N/A       N/A        9.66     5.52     N/A      N/A         7.99
Managed Income                  11/01/89    02/05/92    9.74     8.71      6.30        7.76     4.76    7.06     5.33         7.14
International Bond              07/01/91    04/22/96   11.02    12.77      9.44        9.59     5.47   10.86     8.33         8.70
GNMA                            06/01/90      *         9.71     9.48      6.18        7.99     5.33    8.00     5.32         7.39
Tax-Free Income                 03/14/90    05/14/90    9.58     9.16      7.18        8.02     5.21    7.68     6.31         7.42
Pennsylvania Tax-Free
 Income                         12/01/92    12/01/92    7.95     8.01   N/A            8.89     7.95    8.01   N/A            6.60
New Jersey Tax-Free Income      07/01/91    01/25/96    7.94     7.36      6.32        7.34     3.62    5.91     5.45         6.64
Ohio Tax-Free Income            12/01/92    12/01/92    8.03     8.04   N/A            5.98     3.74    6.57   N/A            5.08
Delaware Tax-Free Income        10/20/65      *         6.26     6.22      4.82        5.80     2.01    4.79     3.97         5.37
Kentucky Tax-Free Income        09/06/66      *         6.66     6.46      5.47        6.34     2.39    5.02     4.61         5.90

________________________
*   Operations not yet commenced.

                                                              INVESTOR B SHARES
                                                              -----------------
                                        INVESTOR B SHARES                                     TOTAL RETURN
                                        TOTAL RETURN (NAV)                                   (LOAD ADJUSTED)
                                                                                   10 YEAR                                10 YEAR
                                                                                  ANN. (OR                               ANN. (OR
                                                                                 SINCE FUND                             SINCE FUND
                                FUND        CLASS                                 INCEPTION                              INCEPTION
                              INCEPTION     INTRO              3 YEAR   5 YEAR      ANN.,             3 YEAR   5 YEAR      ANN.,
                                DATE         DATE     1 YEAR    ANN.     ANN.    IF SHORTER)  1 YEAR   ANN.     ANN.    IF SHORTER)
                                --------    --------  ------   ------   -------  -----------  ------  ------   ------   -----------
Large Cap Value Equity          04/20/92    01/16/96   36.00    26.89     20.82       18.69    29.88   25.39    20.33        18.25
Large Cap Growth Equity         11/01/89    01/24/96   32.18    26.13     16.74       13.51    26.23   24.65    16.27        13.51
Mid Cap Value Equity            12/27/96    12/27/96     N/A      N/A       N/A       38.84      N/A     N/A      N/A        30.43
Mid Cap Growth Equity           12/27/96    12/27/96     N/A      N/A       N/A       26.60      N/A     N/A      N/A        21.12
Small Cap Value Equity          04/13/92    10/03/94   45.67    23.57     21.09       19.44    39.14   22.11    20.61        19.00
Small Cap Growth Equity         09/14/93    01/18/96   14.47    34.54       N/A       24.98     9.32   32.95    (0.40)       24.04
International Equity            04/27/92    10/03/94   13.63     7.16     11.62       10.52     8.50    5.89    11.17        10.11
International Small Cap
 Equity                         09/26/97    09/26/97     N/A      N/A       N/A      (19.71)     N/A    N/A       N/A       (98.16)
International Emerging
 Markets                        06/17/94    04/25/96    9.78    (2.34)      N/A       (0.56)    4.84   (3.66)   (0.40)       (1.83)
Select Equity                   09/13/93    03/27/96   40.70    27.28       N/A       19.90    34.37   25.77    (0.40)       19.00
Index Equity                    04/20/92    02/07/96   38.31    28.43     19.56       18.14    32.09   26.91    19.07        17.71
Balanced                        05/14/90    10/04/94   26.95    19.60     13.93       13.42    21.21   18.19    13.47        13.42
Low Duration Bond               07/17/92    11/18/96    5.73     6.26      5.22        6.17     0.97    5.01     4.80         4.76
Intermediate Government
 Bond                           04/20/92    10/11/96    6.80     7.02      4.82        5.76     1.99    5.76     4.40         5.36
Intermediate Bond               09/17/93    10/01/97    7.89     7.64       N/A        4.62     3.03    6.37    (0.40)        3.71
Core Bond                       12/09/92    03/18/96    8.71     8.72       N/A        6.83     3.82    7.43    (0.40)        6.16
Government Income               10/03/94    10/03/94    9.66      N/A       N/A        8.90     4.73     N/A      N/A         7.43
Managed Income                  11/01/89    07/15/97    9.67     8.69      6.30        7.76     4.73    7.40     5.87         7.76
International Bond              07/01/91    04/19/96   10.11    12.35      9.19        9.39     5.16   11.02     8.75         9.22
GNMA                            06/01/90      *         8.88     8.66      5.39        7.22     3.98    7.37     4.96         7.22
Tax-Free Income                 05/14/90    07/18/96    8.77     8.83      6.97        7.88     3.88    7.55     6.54         7.88
Pennsylvania Tax-Free
 Income                         12/01/92    10/03/94    7.12     7.22       N/A        6.14     2.30    5.95    (0.40)       (5.48)
New Jersey Tax-Free Income      07/01/91    07/02/96    7.14     7.02      6.12        7.18     2.32    5.76     5.69         7.01
Ohio Tax-Free Income            12/01/92    10/13/94    7.23     7.20       N/A        5.47     2.40    5.94    (0.40)        4.81
Delaware Tax-Free Income        10/20/65      *         5.47     5.43      4.04        5.33     0.73    4.19     3.62         5.33
Kentucky Tax-Free Income        09/06/66      *         5.87     5.66      4.68        5.86     1.10    4.42     4.26         5.86

________________________
*   Operations not yet commenced.

                                                              INVESTOR C SHARES
                                                              -----------------
                                        INVESTOR C SHARES                                     TOTAL RETURN
                                        TOTAL RETURN (NAV)                                   (LOAD ADJUSTED)
                                                                                   10 YEAR                                10 YEAR
                                                                                  ANN. (OR                               ANN. (OR
                                                                                 SINCE FUND                             SINCE FUND
                                FUND        CLASS                                 INCEPTION                              INCEPTION
                              INCEPTION     INTRO              3 YEAR   5 YEAR      ANN.,             3 YEAR   5 YEAR      ANN.,
                                DATE         DATE     1 YEAR    ANN.     ANN.    IF SHORTER)  1 YEAR   ANN.     ANN.    IF SHORTER)
                                --------    --------  ------   ------   -------  -----------  ------  ------   ------   -----------
Large Cap Value Equity          04/20/82    08/16/96   36.00    26.89     20.82        18.69    34.64   N/A     N/A     N/A
Large Cap Growth Equity         11/01/89    01/24/97   32.18    26.13     16.74        13.51    30.86   N/A     N/A     N/A
Mid Cap Value Equity            12/27/96    12/27/96     N/A      N/A       N/A        38.64    (1.00   N/A     N/A   35.64
Mid Cap Growth Equity           12/27/96    12/27/96     N/A      N/A       N/A        28.60    (1.00   N/A     N/A   26.93
Small Cap Value Equity          04/13/92    10/01/96   45.67    23.57     21.09        19.44    44.21   N/A     N/A     N/A
Small Cap Growth Equity         09/14/93    09/06/96   14.47    34.54       N/A        24.98    13.33   N/A     N/A     N/A
International Equity            04/27/92    12/05/96   13.63     7.16     11.62        10.52    12.49   N/A     N/A     N/A
International Small Cap
 Equity                         09/26/97    09/26/97     N/A      N/A       N/A       (19.71)   (1.00)  N/A     N/A  (61.55)
International Emerging
 Markets                        06/17/94    03/21/97    9.78    (2.34)      N/A        (0.56)    8.68   N/A     N/A     N/A
Select Equity                   09/13/93    09/27/96   40.70    27.28       N/A        19.90    39.29   N/A     N/A     N/A
Index Equity                    04/20/92    08/14/96   38.31    28.43     19.56        18.14    36.93   N/A     N/A     N/A
Balanced                        05/14/90    12/20/96   26.95    19.60     13.93        13.42    25.68   N/A     N/A     N/A
Low Duration Bond               07/17/92    06/03/97    5.73     6.26      5.22         5.17     4.67   N/A     N/A     N/A
Intermediate Government
 Bond                           04/20/92    10/08/96    6.80     7.02      4.82         5.75    21.35   N/A     N/A     N/A
Intermediate Bond               09/17/93         N/A     N/A      N/A       N/A          N/A      N/A   N/A     N/A     N/A
Core Bond                       12/09/92    05/01/97    8.71     8.72       N/A         8.83     7.62   N/A     N/A     N/A
Government Income               10/03/94    02/28/97    9.66      N/A       N/A         8.90     8.56   N/A     N/A     N/A
Managed Income                  11/01/89         N/A     N/A      N/A       N/A          N/A      N/A   N/A     N/A     N/A
International Bond              07/01/91    09/11/96   10.11    12.35      9.19         9.39     9.01   N/A     N/A     N/A
GNMA                            06/01/90         *      8.88     8.66      5.39         7.18     7.79  8.66    5.39    7.18
Tax-Free Income                 05/14/90    02/28/97    8.77     8.83      6.97         7.88     7.68   N/A     N/A     N/A
Pennsylvania Tax-Free
 Income                         12/01/92         N/A     N/A      N/A       N/A          N/A      N/A   N/A     N/A     N/A
New Jersey Tax-Free Income      07/01/91         N/A     N/A      N/A       N/A          N/A      N/A   N/A     N/A     N/A
Ohio Tax-Free Income            12/01/92         N/A     N/A      N/A       N/A          N/A      N/A   N/A     N/A     N/A
Delaware Tax-Free Income        10/20/65         *      5.47     5.43      4.04         5.01     4.42  5.43    4.04    5.01
Kentucky Tax-Free Income        09/06/66         *      5.87     5.66      4.68         5.55     4.81  5.66    4.68    5.55

________________________

*   Operations not yet commenced.

                                 SERVICE SHARES
                                 --------------



                                                         SERVICE SHARES
                                                         TOTAL RETURN (NAV)

                                                                                                          10 YEAR ANN. (OR
                                                                                                             SINCE FUND
                                          FUND INCEPTION  CLASS INTRO                                      INCEPTION ANN.,
                                               DATE          DATE      1 YEAR  3 YEAR ANN.   5 YEAR ANN.     IF SHORTER)
                                         --------------- ------------- ------  -----------   -----------   ----------------
Large Cap Value Equity                       04/20/92     07/29/93      37.22     27.58         21.24           19.07
Large Cap Growth Equity                      11/01/89     07/29/93      33.38     26.89         17.23           13.81
Mid Cap Value Equity                         12/27/96     12/27/96        N/A       N/A           N/A           39.46
Mid Cap Growth Equity                        12/27/96     12/27/96        N/A       N/A           N/A           29.44
Small Cap Value Equity                       04/13/92     07/29/93      46.95     24.58         21.71           19.99
Small Cap Growth Equity                      09/14/93     09/15/93      15.54     35.43           N/A           25.66
International Equity                         04/27/92     07/29/93      14.52      8.03         12.19           11.03
International Small Cap Equity               09/26/97     09/26/97        N/A       N/A           N/A          (19.71)
International Emerging Markets               06/17/94     06/17/94      10.74      (1.85)         N/A           (0.07)
Select Equity                                09/13/93     09/15/93      42.12      27.96          N/A           20.43
Index Equity                                 04/20/92     07/29/93      39.58      29.08        19.96           18.51
Balanced                                     05/14/90     07/29/93      28.07      20.57        14.52           13.80
Low Duration Bond                            07/17/92     01/12/96       6.57       6.59         5.35            5.35
Intermediate Government Bond                 04/20/92     07/29/93       7.75       7.39         5.05            5.96
Intermediate Bond                            09/17/93     09/23/93       8.07       7.75          N/A            4.72
Core Bond                                    12/09/92     01/12/96       9.71       9.24          N/A            7.15
Managed Income                               11/01/89     07/29/93       9.93       8.92         6.48            7.87
International Bond                           07/01/91     07/01/91      11.23      12.87         9.50            9.64
GNMA                                         06/01/90       *            9.90       9.66         6.36            8.17
Tax-Free Income                              05/14/90     07/29/93       9.77       9.37         7.35            8.14
Pennsylvania Tax-Free Income                 12/01/92     07/29/93       8.10       8.18          N/A            6.69
New Jersey Tax-Free Income                   07/01/91     07/01/91       8.11       7.47         6.39            7.39
Ohio Tax-Free Income                         12/01/92     07/29/93       8.53       8.45          N/A            5.98
Delaware Tax-Free Income                     10/20/65       *            6.44       6.40         5.00            5.98
Kentucky Tax-Free Income                     09/06/66       *            6.84       6.64         5.65            6.52


________________________

*   Operations not yet commenced.

                              INSTITUTIONAL SHARES
                              --------------------




                                                         SERVICE SHARES
                                                         TOTAL RETURN (NAV)

                                                                                                          10 YEAR ANN. (OR
                                                                                                             SINCE FUND
                                          FUND INCEPTION  CLASS INTRO                                      INCEPTION ANN.,
                                               DATE          DATE      1 YEAR  3 YEAR ANN.   5 YEAR ANN.     IF SHORTER)
                                         --------------- ------------- ------  -----------   -----------   ----------------

Large Cap Value Equity                          04/20/92     04/20/92   37.66         27.94        21.51             19.32
Large Cap Growth Equity                         11/01/89     11/01/89   33.69         27.25        17.47             13.96
Mid Cap Value Equity                            12/27/96     12/27/96     N/A           N/A          N/A             39.89
Mid Cap Growth Equity                           12/27/96     12/27/96     N/A           N/A          N/A             29.85
Small Cap Value Equity                          04/13/92     10/01/96   47.36         24.91        21.98             20.24
Small Cap Growth Equity                         09/14/93     09/06/96   15.89         35.91          N/A             26.06
International Equity                            04/27/92     04/27/92   14.88          8.34        12.45             11.28
International Small Cap Equity                  09/26/97     09/26/97     N/A           N/A          N/A            (19.71)
International Emerging Markets                  06/17/94     06/17/94   11.16         (1.54)         N/A              0.24
Select Equity                                   09/13/93     09/13/93   42.50         28.33          N/A             20.74
Index Equity                                    04/20/92     04/20/92   39.98         29.44        20.23             18.76
Balanced                                        05/14/90     05/01/92   28.43         20.92        14.80             13.99
Low Duration Bond                               07/17/92     07/17/92    6.89          6.78         5.54              5.47
Intermediate Government Bond                    04/20/92     04/20/92    8.08          7.70         5.29              6.18
Intermediate Bond                               09/17/93     09/17/93    8.40          8.06          N/A              5.02
Core Bond                                       12/09/92     12/09/92   10.03          9.40          N/A              7.25
Managed Income                                  11/01/89     11/01/89   10.25          9.22         6.72              8.03
International Bond                              07/01/91     06/07/96    7.64         13.02         9.59              9.71
GNMA                                            06/01/90       *        10.24          9.99         6.68              8.49
Tax-Free Income                                 05/14/90     01/21/93   10.09          9.68         7.60              8.31
Pennsylvania Tax-Free Income                    12/01/92     12/01/92    8.43          8.50          N/A              6.91
New Jersey Tax-Free Income                      07/01/91     10/01/97    8.11          7.47         6.39              7.39
Ohio Tax-Free Income                            12/01/92     12/01/92    8.53          8.45          N/A              6.22
Delaware Tax-Free Income                        10/20/65       *         6.76          6.72         5.31              6.30
Kentucky Tax-Free Income                        09/06/66       *         7.16          6.95         5.96              6.84


________________________

*   Operations not yet commenced.

          * Notes
            -----

          Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C, Service and Institutional Shares are greater than those borne by the Portfolio's BlackRock Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

          For each of the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio, performance presented in the tables above and in each table that follows is based upon the performance of the respective predecessor fund, adjusted for each class to reflect historical expenses at levels indicated (absent waivers and reimbursements) in the section entitled "What Are The Expenses of The

          Portfolios" for that class of that Portfolio as disclosed in its prospectus.

          The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity
          - Institutional Shares; Large Cap Value Equity -Institutional Shares; Small Cap Value Equity -Institutional Shares; Small Cap Growth Equity -Institutional Shares; International Equity -Institutional Shares; International Emerging Markets -Investor A, Institutional and Service Shares; Low Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond - Institutional Shares; Managed Income
          - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income -Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; International Bond - Service Shares; Mid-Cap Growth Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; Mid-Cap Value Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; and International Small Cap Equity - Investor A, Investor B, Investor C, Institutional and Service Shares.

          The performance quoted, except with respect to performance shown for the GNMA Portfolio, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers. BlackRock Advisors, Inc. and the Portfolio's Administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain each Portfolio's total operating expenses during the remainder of the current fiscal year at the levels set forth in the applicable Prospectus.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies,

Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     NON-MONEY MARKET PORTFOLIO YIELD. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond and GNMA Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares must calculate yield using the following formula:

                      a _ b
          YIELD = 2[(----- +1)to the 6th power - 1]
                      cd

          Where:    a =  dividends and interest earned during  the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended September 30, 1997 for the Portfolios referenced below was as follows:


                                                 AFTER WAIVERS               BEFORE WAIVERS
                                        ------------------------------ ----------------------------
                                                     TAX-EQUIVALENT               TAX-EQUIVALENT
                                                    YIELD (ASSUMES A             YIELD (ASSUMES A
                                                     FEDERAL INCOME               FEDERAL INCOME
PORTFOLIO                                  YIELD    TAX RATE OF 28%)    YIELD    TAX RATE OF 28%)
--------------------------               ---------  ----------------   --------  -----------------
Low Duration Bond
 Institutional Shares                       5.84  %          8.11  %     5.51  %          7.65  %
 Service Shares                             5.53               7.68      5.20               7.22
 Investor A Shares                          5.36               7.44      5.03               6.99
 Investor B Shares                          4.60               6.39      4.27               5.93

                                                 AFTER WAIVERS               BEFORE WAIVERS
                                        ------------------------------ ----------------------------
                                                     TAX-EQUIVALENT               TAX-EQUIVALENT
                                                    YIELD (ASSUMES A             YIELD (ASSUMES A
                                                     FEDERAL INCOME               FEDERAL INCOME
PORTFOLIO                                  YIELD    TAX RATE OF 28%)    YIELD    TAX RATE OF 28%)
---------------------------------------  ---------  ----------------   --------  -----------------
 Investor C Shares                          4.60               6.39      4.27               5.93
 BlackRock Shares                           5.99               8.32      5.66               7.86
Intermediate Government Bond
 Institutional Shares                       5.96%              8.28%     5.65%              7.85%
 Service Shares                             5.66               7.86      5.35               7.43
 Investor A Shares                          5.49               7.63      5.18               7.19
 Investor B Shares                          4.73               6.57      4.42               6.14
 Investor C Shares                          4.73               6.57      4.42               6.14
Intermediate Bond
 Institutional Shares                       6.28%              8.72%     5.99%              8.32%
 Service Shares                             5.98               8.31      5.69               7.90
 Investor A Shares                          5.81               8.07      5.52               7.67
Core Bond
 Institutional Shares                       6.32%              8.78%     6.03%              8.38%
 Service Shares                             6.01               8.35      5.72               7.94
 Investor A Shares                          5.84               8.11      5.55               7.71
 Investor B Shares                          5.09               7.07      4.80               6.67
 Investor C Shares                          5.09               7.07      4.80               6.67
 BlackRock Shares                           6.47               8.99      6.18               8.58
Government Income
 Investor A Shares                          6.83%              9.49%     6.11%              8.49%
 Investor B Shares                          6.08               8.44      5.36               7.44
 Investor C Shares                          6.08               8.44      5.36               7.44
Managed Income
 Institutional Shares                       6.78%              9.42%     6.53%              9.07%
 Service Shares                             6.48               9.00      6.23               8.65
 Investor A Shares                          6.31               8.76      6.06               8.42
 Investor B Shares                          5.55               7.71      5.30               7.36
International Bond
 Institutional Shares                       5.29%              7.35%     5.19%              7.21%
 Service Shares                             4.99               6.93      4.89               6.79
 Investor A Shares                          4.82               6.69      4.72               6.56
 Investor B Shares                          4.07               5.65      3.97               5.51
 Investor C Shares                          4.07               5.65      3.97               5.51
GNMA
 Institutional Shares                        N/A                N/A      6.31               8.76
 Service Shares                              N/A                N/A      6.01               8.35
 Investor A Shares                           N/A                N/A      5.84               8.11
 Investor B Shares                           N/A                N/A      5.09               7.07
 Investor C Shares                           N/A                N/A      5.09               7.07
Tax-Free Income
 Institutional Shares                       5.00%              6.94%     4.65%             6.46%
 Service Shares                             4.70               6.53      4.35               6.04
 Investor A Shares                          4.53               6.29      4.18               5.81
 Investor B Shares                          3.77               5.24      3.42               4.75
 Investor C Shares                          3.77               5.24      3.42               4.75
Pennsylvania Tax-Free Income
 Institutional Shares                       5.07%              7.04%     4.76%              6.61%
 Service Shares                             4.77               6.63      4.46               6.19
 Investor A Shares                          4.63               6.43      4.32               6.00
 Investor B Shares                          3.84               5.33      3.53               4.90
New Jersey Tax-Free Income
 Service Shares                             4.64%              6.44%     4.32%              6.00%
 Investor A Shares                          4.47               6.21      4.15               5.76
 Investor B Shares                          3.71               5.15      3.39               4.71
Ohio Tax-Free Income
 Institutional Shares                       4.84%              6.72%     4.33%              6.01%
 Service Shares                             4.54               6.31      4.03               5.60
 Investor A Shares                          4.37               6.07      3.86               5.36

                                                 AFTER WAIVERS               BEFORE WAIVERS
                                        ------------------------------ ----------------------------
                                                     TAX-EQUIVALENT               TAX-EQUIVALENT
                                                    YIELD (ASSUMES A             YIELD (ASSUMES A
                                                     FEDERAL INCOME               FEDERAL INCOME
PORTFOLIO                                  YIELD    TAX RATE OF 28%)    YIELD    TAX RATE OF 28%)
---------------------------------------  ---------  ----------------   --------  -----------------
 Investor B Shares                          3.61               5.01      3.10               4.31
Delaware Tax-Free Income
 Institutional Shares                        N/A                N/A      4.74               6.58
 Service Shares                              N/A                N/A      4.44               6.17
 Investor A Shares                           N/A                N/A      4.27               5.93
 Investor B Shares                           N/A                N/A      3.52               4.89
 Investor C Shares                           N/A                N/A      3.52               4.89
Kentucky Tax-Free Income
 Institutional Shares                        N/A                N/A      4.74               6.58
 Service Shares                              N/A                N/A      4.44               6.17
 Investor A Shares                           N/A                N/A      4.27               5.93
 Investor B Shares                           N/A                N/A      3.52               4.89
 Investor C Shares                           N/A                N/A      3.52               4.89


     OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. The Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5, 6, 7 and 8 show Pennsylvania, Ohio, North Carolina, Virginia, New Jersey, Delaware and Kentucky shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown. The following information regarding tax rates and tax-exempt yields is as of January 1, 1998.

TABLE 1 - FEDERAL ONLY
-------   ------------



Federal                          TAX-EXEMPT YIELD
1998 Taxable                         Marginal
Income Bracket                    Tax Rate/*/   3.0%    3.5%    4.0%    4.5%   5.0%    5.5%       6.0%
---------------------------------------------------------------------------------------------------------
Single Return          Joint Return
$     0 - $25,350    $     0 - $42,350  15.0%  3.529%  4.118%  4.706%  5.294%  5.882%  6.471%  7.059%
$25,351 - $61,400    $42,351 -$102,300  28.0%  4.167%  4.861%  5.556%  6.250%  6.944%  7.639%  8.333%
$61,401 -$128,100    $102,301-$155,950  31.0%  4.348%  5.072%  5.797%  6.522%  7.246%  7.971%  8.696%
$128,101-$278,450    $155,951-$278,450  36.0%  4.688%  5.469%  6.250%  7.031%  7.812%  8.594%  9.375%
    Over $278,450        Over $278,450  39.6%  4.967%  5.795%  6.623%  7.450%  8.278%  9.106%  9.934%

/*/Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 2 - FEDERAL AND PENNSYLVANIA
-------   ------------------------



                                            Approx.
                                            Combined
                                            Federal
                                             and PA                      TAX-EXEMPT YIELD
      1998 Federal                          Marginal
Taxable Income Bracket/*/                 Tax Rate/*/     3.0%    3.5%      4.0%      4.5%    5.0%     5.5%     6.0%
----------------------------------------------------------------------------------------------------------------------
  Single Return       Joint Return

$     0 - $ 25,350    $      0 - $42,350       17.380%  3.631%  4.236%    4.841%    5.447%  6.052%   6.657%   7.262%
$25,351 - $ 61,400    $ 42,351 -$102,300       30.016%  4.287%  5.001%    5.716%    6.430%  7.144%   7.859%   8.573%
$61,401 - $128,100    $102,301 -$155,950       32.932%  4.473%  5.219%    5.964%    6.710%  7.455%   8.201%   8.946%
$128,101- $278,450    $155,951 -$278,450       37.792%  4.823%  5.626%    6.430%    7.234%  8.038%   8.841%   9.645%
     Over $278,450         Over $278,450       41.291%  5.110%  5.962%    6.813%    7.665%  8.517%   9.368%  10.220%


*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 3 - FEDERAL AND OHIO
-------   ----------------

                                                                       TAX EXEMPT YIELD
                                                       --------------------------------------------------
                                                          3    3.5      4    4.5      5    5.5       6
       1998
     TAXABLE               FEDERAL    OHIO
     INCOME               MARGINAL  MARGINAL  COMBINED              TAXABLE EQUIVALENT YIELD
    BRACKETS*            TAX RATE  TAX RATE*    RATE                      SINGLE RETURN
-----------------     -----------  ---------- -------  --------------------------------------------------
$     0 - 25,350           15%      4.457%     18.79%  3.69%  4.31%  4.93%  5.54%  6.16%  6.77%   7.39%
25,351- 40,000             28%      4.457%     31.21%  4.36%  5.09%  5.81%  6.54%  7.27%  8.00%   8.72%
40,001- 61,400             28%      5.201%     31.74%  4.40%  5.13%  5.86%  6.59%  7.33%  8.06%   8.79%
61,401- 80,000             31%      5.201%     34.59%  4.59%  5.35%  6.12%  6.88%  7.64%  8.41%   9.17%
80,001- 100,000            31%      5.943%     35.10%  4.62%  5.39%  6.16%  6.93%  7.70%  8.47%   9.25%
100,001- 128,100           31%      6.900%     35.76%  4.67%  5.45%  6.23%  7.01%  7.78%  8.56%   9.34%
128,101- 200,000           36%      6.900%     40.42%  5.03%  5.87%  6.71%  7.55%  8.39%  9.23%  10.07%
200,001- 278,450           36%      7.500%     40.80%  5.07%  5.91%  6.76%  7.60%  8.45%  9.29%  10.14%
   OVER 278,450          39.6%      7.500%     44.13%  5.37%  6.26%  7.16%  8.05%  8.95%  9.84%  10.74%

       1998
     TAXABLE               FEDERAL    OHIO
     INCOME               MARGINAL  MARGINAL  COMBINED              TAXABLE EQUIVALENT YIELD
    BRACKETS*            TAX RATE  TAX RATE*    RATE                      SINGLE RETURN
-----------------     -----------  ---------- -------  --------------------------------------------------
$    0 - 40,000           15%      4.457%     18.79%  3.69%  4.31%  4.93%  5.54%  6.16%  6.77%   7.39%
40,001- 42,350            15%      5.201%     19.42%  3.72%  4.34%  4.96%  5.58%  6.20%  6.82%   7.45%
42,351- 80,000            28%      5.201%     31.74%  4.40%  5.13%  5.86%  6.59%  7.33%  8.06%   8.79%
80,001- 100,000           28%      5.943%     32.28%  4.43%  5.17%  5.91%  6.64%  7.38%  8.12%   8.86%
100,001- 102,300          28%      6.900%     32.97%  4.48%  5.22%  5.97%  6.71%  7.46%  8.21%   8.95%
102,301- 155,950          31%      6.900%     35.76%  4.67%  5.45%  6.23%  7.01%  7.78%  8.56%   9.34%
155,951- 200,000          36%      6.900%     40.42%  5.03%  5.87%  6.71%  7.55%  8.39%  9.23%  10.07%
200,001- 278,450          36%      7.500%     40.80%  5.07%  5.91%  6.76%  7.60%  8.45%  9.29%  10.14%
   OVER 278,450         39.6%      7.500%     44.13%  5.37%  6.26%  7.16%  8.05%  8.95%  9.84%  10.74%

/*/The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. In 1997, due to the state having surplus revenue, a 3.987% across the board reduction in the Ohio income tax rates for 1997 only was effected pursuant to Ohio Revised Code sections 131.44 and 5747.02. It is not yet known whether a reduction in the Ohio income tax rates will occur in 1998. A reduction in Ohio income tax rates, such as the 1997 reduction, has the effect of reducing the after-tax advantage of Ohio tax-exempt securities relative to taxable securities. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 4 - FEDERAL AND NORTH CAROLINA
-------   --------------------------


              1998 Taxable                             North     Combined Federal
             Income Bracket                Federal   Carolina   and North Carolina              Tax-Exempt Yield
                                Joint     Marginal   Marginal    Marginal
       Single Return           Return     Tax Rate   Tax Rate   Tax Rate*       3.0%   3.5%    4.0%    4.5%    5.0%    5.5%     6.0%
       --------------          ------     --------   --------   ---------       ----   ----    ----    ----    ----    ----     ----
           $  0 -  12,750      $    0 -       15.0%      6.00%      20.100%  3.755%  4.380%  5.006%  5.632%  6.258%  6.884%   7.509%
                                  21,250
           12,751 -  25,350    21,000 -       15.0%      7.00%      20.950%  3.795%  4.428%  5.060%  5.693%  6.325%  6.598%   7.590%
                                  42,350
           25,351 -  60,000     42,351 -      28.0%      7.00%      33.040%  4.480%  5.227%  5.974%  6.720%  7.467%  8.214%   8.961%
                                 100,000
           60,001 -  61,400    100,001 -      28.0%      7.75%      33.580%  4.517%  5.269%  6.022%  6.775%  7.528%  8.281%   9.033%
                                 102,300
           61,401 - 128,100    102,301 -      31.0%      7.75%      36.348%  4.713%  5.499%  6.284%  7.070%  7.855%  8.641%   9.426%
                                 155,950
           128,101 -
            278,450            155,951 -      36.0%      7.75%      40.960%  5.081%  5.928%  6.775%  7.622%  8.469%  9.316%  10.163%
                                 278,450
           Over 278,450      Over 278,450     39.6%      7.75%      44.281%  5.384%  6.282%  7.179%  8.076%  8.974%  9.871%  10.768%

*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1998, taxpayers with adjusted gross income in excess of the threshold of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 5 - FEDERAL AND VIRGINIA
-------   --------------------


              1998 Taxable                                    Combined Federal
             Income Bracket                Federal   Virginia   and Virginia                    Tax-Exempt Yield
                                Joint     Marginal   Marginal    Marginal
       Single Return           Return     Tax Rate   Tax Rate   Tax Rate*      3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%
       -------------           ------     --------   --------   ---------      ----    ----    ----    ----    ----    ----     ----
           $     0 -           $     0 -      15.0%      5.75%      19.888%  3.745%  4.369%  4.993%  5.617%  6.241%  6.865%   7.489%
            25,350                42,350
                                42,351 -      28.0%      5.75%      32.140%  4.421%  5.158%  5.894%  6.631%  7.368%  8.105%   8.842%
           25,351 -  61,400      102,300
                               102,301 -      31.0%      5.75%      34.968%  4.613%  5.382%  6.151%  6.920%  7.688%  8.457%   9.226%
           61,401 - 128,100      155,950
           128,101 -           155,951 -      36.0%      5.75%      39.680%  4.973%  5.802%  6.631%  7.460%  8.289%  9.118%   9.947%
            278,450              278,450
           OVER 278,450     OVER 278,450      39.6%      5.75%      43.073%  5.270%  6.148%  7.027%  7.905%  8.783%  9.661%  10.540%

*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table.
It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 6 - FEDERAL AND NEW JERSEY
          ----------------------

                                            Approximate
                                             Combined
                                              Federal
                     Federal       NJ         and NJ                Tax-Exempt Yield
   1998 Taxable      Marginal   Marginal     Marginal
  Income Bracket*    Tax Rate   Tax Rate    Tax Rate    3.0%    3.5%      4.0%     4.5%    5.0%    5.5%    6.0%     6.5%     7.0%
-------------------  --------   --------   ----------  -----   -----     -----    -----   -----   -----    -----    -----    -----
   Single Return                                                Taxable Yield - Single Return
-------------------
$     0 - 20,000     15.0%       1.400%     16.190%   3.580%  4.176%    4.773%    5.369%  5.966%  6.562%   7.159%   7.756%   8.352%
20,001 - 25,350      15.0%       1.750%     16.488%   3.592%  4.191%    4.790%    5.388%  5.987%  6.589%   7.185%   7.783%   8.382%
25,351 - 35,000      28.0%       1.750%     29.260%   4.240%  4.948%    5.655%    6.361%  7.068%  7.775%   8.481%   9.189%   9.895%
35,001 - 40,000      28.0%       3.500%     30.520%   4.318%  5.037%    5.757%    6.471%  7.196%  7.916%   8.636%   9.355%  10.075%
40,001 - 61,400      28.0%       5.525%     31.978%   4.410%  5.145%    5.880%    6.616%  7.350%  8.086%   8.820%   9.556%  10.298%
61,401 - 75,000      31.0%       5.525%     34.812%   4.602%  5.369%    6.136%    6.903%  7.670%  8.437%   9.204%   9.971%  10.738%
75,001 - 128,100     31.0%       6.370%     35.395%   4.643%  5.418%    6.191%    6.965%  7.739%  8.513%   9.287%  10.061   10.835%
128,101 - 278,450    36.0%       6.370%     40.077%   5.006%  5.841%    6.675%    7.510%  8.344%  9.178%  10.013%  10.847%  11.682%
OVER 278,450         39.6%       6.370%     43.447%   5.305%  6.189%    7.073%    7.957%  8.841%  9.725%  10.610%  11.494%  12.378%

     Joint Return                                           Taxable Yield - Joint Return
-----------------------
$     0 - 20,000     15.0%       1.400%     16.190%   3.580%  4.176%    4.773%    5.369%  5.966%  6.562%   7.159%   7.756%   8.352%
20,001 - 42,350      15.0%       1.750%     16.488%   3.592%  4.191%    4.790%    5.388%  5.987%  6.589%   7.185%   7.783%   8.382%
42,351 - 50,000      28.0%       1.750%     29.260%   4.240%  4.948%    5.655%    6.361%  7.068%  7.775%   8.481%   9.189%   9.895%
50,001 - 70,000      28.0%       2.450%    *29.764%   4.271%  4.983%    5.695%    6.407%  7.189%  7.831%   8.543%   9.255%   9.966%
70,001 - 80,000      28.0%       3.500%     30.520%   4.318%  5.037%    5.757%    6.471%  7.196%  7.916%   8.636%   9.355%  10.075%
80,001 - 102,300     28.0%       5.525%     31.978%   4.410%  5.145%    5.880%    6.616%  7.350%  8.086%   8.820%   9.556%  10.298%
102,301 - 150,000/*/ 31.0%       5.525%     34.812%   4.602%  5.369%    6.136%    6.903%  7.670%  8.437%   9.204%   9.971%  10.738%
150,001 - 151,750/**/36.0%       6.370%     40.077%   5.006%  5.841%    6.675%    7.510%  8.344%  9.178%  10.013%  10.847%  11.682%
151,751 - 278,450    36.0%       6.370%     40.077%   5.006%  5.841%    6.675%    7.510%  8.344%  9.178%  10.013%  10.847%  11.682%
OVER 278,450         39.6%       6.370%     43.447%   5.305%  6.189%    7.073%    7.957%  8.841%  9.725%  10.610%  11.494%  12.378%


           /*/ The 31% Federal Taxable Income Bracket is $102,301 - $155,950. The 5.525% New Jersey Taxable Income Bracket is $80,001 - $150,000.

           /**/ The 36% Federal Taxable Income Bracket is $155,950 - $278,450. The 6.370% New Jersey Taxable Income Bracket is $150,001 - $271,050.

* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. Except where indicated, the taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone.
           For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000, and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 7    - FEDERAL AND DELAWARE (SINGLE RETURN)
----------   --------------------


       1998                                      Combined
      Taxable         Federal    Delaware      Federal and                      Tax-Exempt Yield
      Income         Marginal    Marginal   Delaware Marginal
     Brackets*       Tax Rate   Tax Rate*        Tax Rate        3.0%   3.5%   4.0%   4.5%   5.0%   5.5%    6.0%
----------------    ---------   ----------  ------------------  -----  -----  -----  -----  -----  -----   ------
$     0 - 2,000          15%          0%         15.00%         3.53%  4.12%  4.71%  5.29%  5.88%  6.47%   7.06%
 2,001 - 5,000           15%       3.10%         17.64%         3.64%  4.25%  4.86%  5.46%  6.07%  6.68%   7.29%
5,001 - 10,000           15%       4.85%         19.12%         3.71%  4.33%  4.95%  5.56%  6.18%  6.80%   7.42%
10,001 - 20,000          15%       5.80%         19.93%         3.75%  4.37%  5.00%  5.62%  6.24%  6.87%   7.49%
20,001 - 25,000          15%       6.15%         20.23%         3.76%  4.39%  5.01%  5.64%  6.27%  6.89%   7.52%
25,001 - 25,350          15%       6.45%         20.48%         3.77%  4.40%  5.03%  5.66%  6.29%  6.92%   7.55%
25,351 - 30,000          28%       6.45%         32.64%         4.45%  5.20%  5.94%  6.68%  7.42%  8.17%   8.91%
30,001 -  61,400         28%       6.90%         32.97%         4.48%  5.22%  5.97%  6.71%  7.46%  8.21%   8.95%
61,401 - 128,100         31%       6.90%         35.76%         4.67%  5.45%  6.23%  7.00%  7.78%  8.56%   9.34%
128,101 - 278,450        36%       6.90%         40.42%         5.04%  5.87%  6.71%  7.55%  8.39%  9.23%  10.07%
Over 278,450           39.6%       6.90%         43.77%         5.34%  6.22%  7.11%  8.00%  8.89%  9.78%  10.67%

TABLE 7    (CONT.) - FEDERAL AND DELAWARE (JOINT RETURN)
----------           --------------------


       1998           Federal    Delaware        Combined                       Tax-Exempt Yield
      Taxable        Marginal    Marginal      Federal and
      Income         Tax Rate   Tax Rate*        Delaware
     Brackets*                              Marginal Tax Rate    3.0%   3.5%   4.0%   4.5%   5.0%   5.5%    6.0%
----------------    ---------   ----------  ------------------  -----  -----  -----  -----  -----  -----   ------
$       0 - 2,000       15%          0%          15.00%          3.53%  4.12%  4.71%  5.29%  5.88%  6.47%   7.06%
 2,001 - 5,000          15%       3.10%          17.64%          3.64%  4.25%  4.86%  5.46%  6.07%  6.68%   7.29%
5,001 - 10,000          15%       4.85%          19.12%          3.71%  4.33%  4.95%  5.56%  6.18%  6.80%   7.42%
10,001 - 20,000         15%       5.80%          19.93%          3.75%  4.37%  5.00%  5.62%  6.24%  6.87%   7.49%
20,001 - 25,000         15%       6.15%          20.23%          3.76%  4.39%  5.01%  5.64%  6.27%  6.89%   7.52%
25,001 - 30,000         15%       6.45%          20.48%          3.77%  4.40%  5.03%  5.66%  6.29%  6.92%   7.55%
30,001 - 42,350         15%       6.90%          20.87%          3.79%  4.42%  5.05%  5.69%  6.32%  6.95%   7.58%
42,351 - 102,300        28%       6.90%          32.97%          4.48%  5.22%  5.97%  6.71%  7.46%  8.21%   8.95%
102,301 - 155,950       31%       6.90%          35.76%          4.67%  5.45%  6.23%  7.00%  7.78%  8.56%   9.34%
155,951 - 278,450       36%       6.90%          40.42%          5.04%  5.87%  6.71%  7.55%  8.39%  9.23%  10.07%
 Over  278,450        39.6%       6.90%          43.77%          5.34%  6.22%  7.11%  8.00%  8.89%  9.78%  10.67%

  *The taxable income brackets applicable to Delaware do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Delaware marginal tax-
   rate changes. When applying these brackets, Federal taxable income may be different from Delaware taxable income. No state tax credits, exemptions or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable-equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1998, taxpayers with adjusted gross income in excess of the threshold of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500, or (ii) 80% of the amount of such itemized deductions otherwise allocable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers, the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000, and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

                         Table 8 - Federal and Kentucky
                         -------   --------------------

                                                                 Combined
                                                                 Federal
              1998 Taxable                                         and
            Income Bracket*                Federal   Kentucky    Kentucky                       Tax-Exempt Yield
                                Joint     Marginal   Marginal    Marginal
       Single Return           Return     Tax Rate   Tax Rate   Tax Rate*      3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%
       --------------          ------     --------   --------   ---------      ----    ----    ----    ----    ----    ----     ----
                 $ 0 -
                  3,000      $ 0 - 3,000      15.0%      2.00%       16.70%  3.601%  4.202%  4.802%  5.402%  6.002%  6.603%   7.203%
                3,001 -          3,001 -
                 4,000             4,000      15.0%      3.00%       17.55%  3.639%  4.245%  4.851%  5.458%  6.064%  6.671%   7.277%
               4,001 -           4,001 -
                5,000              5,000      15.0%      4.00%       18.40%  3.676%  4.289%  4.902%  5.515%  6.127%  6.740%   7.353%
               5,001 -           5,001 -
                8,000              8,000      15.0%      5.00%       19.25%  3.715%  4.334%  4.954%  5.573%  6.192%  6.811%   7.430%
                 8,001 -         8,001 -
                  25,350          42,350      15.0%      6.00%       20.10%  3.755%  4.380%  5.006%  5.632%  6.258%  6.884%   7.509%
                 25,351 -        42,351 -
                 61,400          102,300      28.0%      6.00%       32.32%  4.433%  5.171%  5.910%  6.649%  7.388%  8.126%   8.865%
               61,401 -        102,301 -
                128,100          155,950      31.0%      6.00%       35.14%  4.625%  5.396%  6.167%  6.938%  7.709%  8.480%   9.251%
               128,101 -       155,951 -
                278,450          278,450      36.0%      6.00%       39.84%  4.987%  5.818%  6.649%  7.480%  8.311%  9.142%   9.973%
                                    OVER
               OVER 278,450      278,450      39.6%      6.00%       43.22%  5.284%  6.165%  7.045%  7.926%  8.807%  9.687%  10.568%


*The taxable income brackets applicable to Kentucky do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Kentucky marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Kentucky taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1998, taxpayers with adjusted gross income in excess of the threshold of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

     MISCELLANEOUS. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

     When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility.
Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

     From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

     Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

     A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

     A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.

     Each Portfolio of the Fund has elected and intends to qualify for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income (i.e., investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its net investment income and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) or 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

     If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

     Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio or Ohio Tax-Free Income Portfolio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories if the interest on such obligations is exempt from state income taxation under the laws of the United States (collectively with Ohio State-Specific Obligations, the "Obligations") if (a) the Portfolio continues to qualify as a regulated investment company for Federal income tax purposes and (b) at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealer in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealer in intangibles tax, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner, however, has waived this annual filing requirement for each year (and is expected to do so for 1998) since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.

     Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United

States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

     As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.

     To be classified as a qualified investment fund for New Jersey personal income tax purposes, at least 80% of the investments of the New Jersey Municipal Money Market Portfolio and New Jersey Tax-Free Income Portfolio must consist of New Jersey State-Specific Obligations or direct U.S. Government obligations excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by the regulated investment company rules of the

Internal Revenue Code, cash and cash items, which cash items shall include receivables; the Portfolios must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items (including receivables and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and the Portfolios must satisfy certain reporting obligations and provide certain information to shareholders.

     So long as the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) "exempt interest dividends" (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Tax-Free Income Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Tax-Free Income Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

     Exempt-interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Obligations will be excludible from a shareholder's gross income for Kentucky income tax purposes. Further, distributions attributable to interest on certain U.S. government obligations will similarly be excluded from gross income for Kentucky income tax purposes. All other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder's gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders rather than the Kentucky Tax-Free Income Portfolio are considered the owners of the Portfolio's assets.

Each shareholder will be deemed to be the owner of a pro-rata portion of the Kentucky Tax-Free Income Portfolio's assets. According to the Kentucky Revenue Cabinet, the portion of the Portfolio's assets that consists of Kentucky State-Specific Obligations will be exempt from intangible property taxes, but the portion that consists of cash on hand, cash in out-of-state banks, futures, options and other nonexempt assets will be subject to intangible property taxes.

     Distributions of net investment income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

     Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions attributable to net investment income from debt securities and net realized short-term capital gain will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

     Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Under recently enacted legislation, long-term capital gains of individuals are taxed at a maximum rate of 28% with respect to capital assets held for more than 12 months but less than 18 months and at a maximum rate of 20% with respect to capital assets held for more than 18 months (10% for gains otherwise taxed at 15%). Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%.

     Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. For shareholders of the Non-Money Market Portfolios, any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Each Non-Money Market Portfolio may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to

U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, under recently enacted legislation, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Equity Portfolio, International Emerging Markets Portfolio, International Small Cap Equity Portfolio and International Bond Portfolio consist of stock or securities of foreign corporations, such Portfolio may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of "qualifying dividends" received by a Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that a Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each

Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.


                    ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the

Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated in the Prospectuses, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.


                                 MISCELLANEOUS

     Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds/SM/ to BlackRock Funds/SM/.


     COUNSEL. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

     INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., with offices located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the Fund's and the Trust's independent accountants.


     FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on April 21, 1998 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

Money Market Portfolio:  PNC Bank, Airport Business Center/Int'l Court 2, 200
----------------------
Stevens Dr., Lester, PA 19113, 81.635%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 10.747%; U.S. Treasury
                                                                  -------------
Money Market Portfolio:  PNC Bank, Airport Business Center/Int'l Court 2, 200
----------------------
Stevens Dr., Lester, PA 19113, 80.469%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 7.687%; Large Cap Value
                                                                 ---------------
Equity Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200 Stevens
----------------
Dr., Suite 260, Lester, PA 19113, 81.904%; Intermediate Government Bond
                                           ----------------------------
Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200 Stevens Dr.,
---------
Suite 260, Lester, PA 19113, 92.395%; Municipal Money Market Portfolio:  PNC
                                      --------------------------------
Bank, Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 79.786%; PNC Bank Pittsburgh, Treasury Management-32nd Fl., Two PNC Place, Pittsburgh, PA 15222, 9.379%; Small Cap Value Equity Portfolio: PNC Bank,
                               --------------------------------
Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 68.198%; National City Bank Kentucky, Humana Retirement/Savings Tr., P.O. Box 94777, Cleveland, OH 44101, 8.142%; Large Cap Growth Equity Portfolio: PNC
                                        ---------------------------------
Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 87.831%; Managed Income Portfolio: PNC Bank, Saxon & Co.,
                           ------------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.135%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 5.130%; Tax-Free Income Portfolio: PNC Bank, Saxon
                                     --------------------------
& Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.545%; Balanced Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections,
         ------------------
200 Stevens Dr., Suite 260, Lester, PA 19113, 62.859%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 17.091%;

International Equity Portfolio:  PNC Bank, Saxon & Co., Attn:  Income
------------------------------
Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 89.726%; Ohio Tax-
                                                                    --------
Free Income Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200
---------------------
Stevens Dr., Suite 260, Lester, PA 19113, 63.478%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 16.193%;

Pennsylvania Tax-Free Income Portfolio:  PNC Bank, Saxon & Co., Attn:  Income
--------------------------------------
Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 52.441%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 28.573%; North Carolina Municipal Money Market Portfolio: North
                     -----------------------------------------------
Carolina Trust Co., 301 North Elm St., P.O. Box 1108, Greensboro, NC 27402, 48.306%; Branch Banking and Trust Company, Wilbranch & Company, Trust Department, P.O. Box 1847, Wilson, NC 27893, 22.021%; First Citizens Bank, McWood & Company, P.O. Box 29522, Raleigh, NC 27626, 9.599%; Central Carolina Bank & Trust Co., P.O. Box 30010,

Durham, NC 27702-3010, 10.178%; Ohio Municipal Money Market Portfolio:  PNC
                                -------------------------------------
Bank, Airport Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 41.565%; BHC Securities Inc., One Commerce Square, 2005 Market St., Philadelphia, PA 19103-3212, 39.785%; Wayne County National Bank, Wayco & Co., P.O. Box 757/1776 Beall Avenue, Wooster, OH 44691, 15.244%; Low Duration Bond
                                                            -----------------
Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200 Stevens Dr.,
---------
Suite 260, Lester, PA 19113, 51.213%; BIT Acquisition Corporation, 9 Parker, Irvine, CA 92718, 13.758%; U.S. Industries Inc., Master Trust, c/o Bank of New York, One Wall Street, 12th Floor, New York, NY 10286, 12.140%; Iowa State University Foundation, Attn: Don Behning, Alumni Suite Memorial Union, 2229 Lincoln Way, Ames, IA 50014-7164, 5.223%; Intermediate Bond Portfolio: PNC
                                          ---------------------------
Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 95.608%; Select Equity Portfolio: PNC Bank, Saxon & Co.,
                           -----------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 86.136%; Small Cap Growth Equity Portfolio: PNC Bank, Saxon & Co., Attn:
         ---------------------------------
Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 50.472%; Charles Schwab & Company, Inc., For Exclusive Benefit of Customers, Special Custody Accounts, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, 8.003%; Pennsylvania Municipal Money Market Portfolio: PNC Bank, Airport
               ---------------------------------------------
Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 68.948%; Janney Montgomery Scott, 1801 Market Street, 9th Floor, Philadelphia, PA 19103, 11.269%; BHC Securities, Inc., One Commerce Square, 2005 Market St, Philadelphia, PA 19103-3212, 8.260%; Virginia Municipal Money Market Portfolio:
                                     -----------------------------------------
First Virginia Bank Inc., Oldom & Company, 6400 Arlington Blvd., Falls Church, VA 22042, 38.147%; Main Street Trust Company, Piedmont Company, Attn: Lynn Calaman, P.O. Box 5228, Martinsville, VA 24115-5228, 15.884%; Mentor Investment Group, as advisor for Virginia State Non-Arbitrage Program, 901 East Byrd Street, 6th Fl., Richmond, VA 23219, 14.683%; North Carolina Trust Company, 301 North Elm Street, P.O. Box 1108, Greensboro, NC 27402, 10.149%; American National Bank & Trust Co, Ambro and Company, 628 Main St, P.O. Box 191, Danville, VA 24543, 6.275%; F&M Bank-Peoples Warrtrust & Co., P.O. Box 93, Warrenton, VA 22186, 5.740%; International Bond Portfolio: PNC Bank, Saxon &
                              ----------------------------
Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 84.608%; International
                                                            -------------
Emerging Markets Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections,
--------------------------
200 Stevens Dr., Suite 260, Lester, PA 19113, 93.007%; Government Income
                                                       -----------------
Portfolio:  BHC Securities Inc., One Commerce Square, 2005 Market St,
---------
Philadelphia, PA 19103-3212, 15.496%; New Jersey Municipal Money Market
                                      ---------------------------------
Portfolio:  PNC Bank, Airport Business Center/Int'l Court 2, 200 Stevens Dr.,
---------
Lester, PA 19113, 61.000%; Janney Montgomery Scott, 1801 Market Street, 9th Fl., Philadelphia, PA 19103, 24.457%; New Jersey Tax-
                                 ---------------

Free Income Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200
---------------------
Stevens Dr., Suite 260, Lester, PA 19113, 59.593%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 8.049%; Core
                                                                          ----
Bond Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200 Stevens
--------------
Dr., Suite 260, Lester, PA 19113, 83.550%; Mid-Cap Value Portfolio:  PNC Bank,
                                           -----------------------
Saxon & Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.866%; Mid-Cap
                                                                    -------
Growth Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200 Stevens
----------------
Dr., Suite 260, Lester, PA 19113, 90.966%; Index Equity Portfolio:  PNC Bank,
                                           ----------------------
Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 69.107%; International Small Cap Equity Portfolio: PNC Bank, Saxon &
                ----------------------------------------
Co., Attn: Income Collections, 200 Stevens Drive, Suite 260, Lester, PA 19113, 81.938%; Merrill Lynch Pierce Fenner Financial Data Services, Attn:d Stock Powers, 4800 E. Deer Lake Dr., 3rd Fl., Jacksonville, FL 32246, 6.671%.

     On February 4, 1998, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 78% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock Advisors, Inc., BIMC, BlackRock, BIL, PNC Bank and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BlackRock Advisors, Inc., BIMC, BlackRock, BIL and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.


                              FINANCIAL STATEMENTS

     BLACKROCK FUNDS. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1997 (the "1997 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1997 Annual Report are incorporated by reference herein. The financial statements included in the 1997 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, L.L.P., except for the statements of changes in net assets for the year ended June 30, 1995 for the Core Bond Portfolio and Short Government Bond Portfolio (now known as Low Duration Bond Portfolio) and the financial highlights for the periods ended June 30, 1995, 1994 and 1993 for those same Portfolios which have been audited by other auditors. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1997 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

     The financial highlights included in the 1997 Annual Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio, and the statements of changes in net assets for the year ended June 30, 1995 for those same Portfolios have been audited by the former independent accountants of the Predecessor BFM Portfolios, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of Coopers & Lybrand L.L.P. and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

     The unaudited financial statements and notes thereto for the International Small Cap Equity Portfolio for the five month period ended February 28, 1998 are included on the following pages.

     INDEX MASTER PORTFOLIO. The audited financial statements and notes thereto for The U.S. Large Company Series of the Trust contained in the Trust's Annual Report to Shareholders for the fiscal year ended November 30, 1997 (the "1997 Index Master Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Index Master Report are incorporated by reference herein. The financial statements included in the 1997 Index Master Report have been audited by the Trust's independent accountants, Coopers & Lybrand L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1997 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

                                BLACKROCK FUNDS
                   International Small Cap Equity Portfolio
                             Financial Statements
                               February 28, 1998
                                  (Unaudited)
                                   ---------




                                                                      Page

Schedule of Investments.............................................     1
Statement of Assets and Liabilities.................................     5
Statement of Operations.............................................     6
Statement of Changes in Net Assets..................................     7
Statement of Realized Gains and Losses..............................     8

                                BLACKROCK FUNDS
              Blackrock International Small Cap Equity Portfolio
                       Schedule of Portfolio Investments
                         February 28, 1998 (Unaudited)


Description and Percentage of Portfolio    Shares             Value
---------------------------------------    ------             -----
Common Stocks--97.0%
Denmark--0.9%                               4,000             $    165,358
 Martin Gruppen
                                                              ------------
 Total Denmark                                                     165,358
                                                              ------------
Finland--1.6%
 Asko OYJ                                  15,000                  295,356
                                                              ------------
 Total Finland                                                     295,356
                                                              ------------
France--5.9%

 Entrelec                                   4,000                  196,017
 Grand Optical-Photoservice                 6,000                  220,716
 Isis                                       2,233                  228,827
 Labinal SA                                 1,000                  279,508
 Societe Manutan                            2,200                  184,620
                                                              ------------
 Total France                                                    1,109,688
                                                              ------------
Germany--6.5%

 Koenig & Bauer-Albert AG                  12,500                  338,888
 Quante AG                                  1,200                  290,948
 Rofin-Sinar Technologies AG                5,000                  210,772
 Schaltbau AG                               2,000                  201,680
 Tarkett AG                                 7,500                  190,108
                                                              ------------
 Total Germany                                                   1,232,396

Italy--1.6%                                                   ------------
 Banca Popolare di Bergamo SPA              7,500                  158,848
 Reno Medici SPA                            0,000                  142,502
                                                              ------------
 Total Italy                                                       301,350
                                                              ------------
Japan--10.6%
 Bank of Iwate Ltd.                         3,000                  150,795
 Daiwa Industries Ltd.                     24,000                  119,686
 Denny's Japan Co., Ltd.                    6,000                  151,508
 Exedy Corp.                               17,000                  115,056
 Fuji Machine Mfg. Co.                      4,000                  107,021
 Horiba                                    14,000                  173,989
 Kansai Sekiwa Real Estate                 28,000                  112,594

                                BLACKROCK FUNDS
              Blackrock Internatioanal Small Cap Equity Portfolio
                       Schedule of Portfolio Investments
                         February 28, 1998 (Unaudited)



Description and Percentage of Portfolio       Shares            Value
---------------------------------------       ------            -----
COMMON STOCKS--(Continued)
Japan-- (Continued)
  Matsumokiyoshi                                4,000        $  150,083
  Nichicon Corp.                               13,000           136,864
  Nippon Cable System                          15,000           110,425
  Nippon Denwa Shisetsu Co.                    27,000           116,694
  Plenus Co., Ltd.                              4,400            98,915
  Rinnai Corp.                                  9,000           146,046
  Toppan Forms Co., Ltd                         7,000            64,276
  Trusco Nakayama Corp.                         9,000           141,771
  World Co., Ltd.                               4,000           101,322
                                                       ----------------
Total Japan                                                   1,997,045
                                                       ----------------
Netherlands--8.9%
  Aalberts Industries NV                       10,000           283,357
  Atag Holding NV                               2,000           125,068
  Copaco NV                                    17,500           218,869
  GTI Holdings NV                              10,000           324,883
  Hunter Douglas NV                            10,000           432,363
  NBM-Amstelland NV                            10,000           288,242
                                                       ----------------
    Total Netherlands                                         1,672,782
                                                       ----------------
Norway--1.0%
  NCL Holdings                                 50,000           188,269
                                                       ----------------
Total Norway                                                    188,269
                                                        ---------------
Spain--8.0%
  Adolfo Dominguez SA                           8,000           267,506
  Aldeasa SA                                   15,000           462,130
  Corp. Financiera Reunida SA                  50,000           365,224
  Grupo Acciona SA                              1,000           194,786
  Prosegur, Cia de Seguridad SA                20,000           222,706
                                                        ---------------
Total Spain                                                   1,512,352
                                                        ---------------
Sweden--0.9%
  Getinge Industrier AB                        10,000           178,606
                                                        ---------------
Total Sweden                                                    178,606
                                                        ---------------

                                BLACKROCK FUNDS
              Blackrock International Small Cap Equity Portfolio
                       Schedule of Portfolio Investments
                         February 28, 1998 (Unaudited)

Description and Percentage of Portfolio                 Shares        Value
---------------------------------------                 ------        -----


Switzerland--5.4%                                           75   $  179,630
  Disetronic Holding AG                                    120      489,779
  Kuoni Reisen AG                                        1,000      343,418
  Sika Finanz AG                                               ------------
                                                                  1,012,827
Total Switzerland                                              ------------

  United Kingdom--43.8%
  Aea Technology PLC                                    30,000      305,014
  Anglo Irish Bank Corp. PLC                           150,000      367,993
  Avon Rubber PLC                                       30,000      322,302
  BCH Group PLC                                        100,000      347,411
  Bovis Homes Group PLC                                 50,000      188,524
  Britax International PLC                              75,000      166,708
  Delphi Group PLC                                      25,000      331,358
  Filtronic Comtek PLC                                  20,000      176,505
  Henly's Group PLC                                     25,000      182,144
  Hicking Pentecost PLC                                 60,000      244,505
  Jarvis Hotels PLC                                    125,000      335,474
  Jarvis PLC                                            35,000      339,138
  JBA Holdings PLC                                      15,000      170,413
  Marchpole Holdings PLC                               100,000      178,645
  Monsoon PLC                                           80,000      260,806
  Old English Pub Co. PLC                               50,000      255,619
  Paints & Chemical-GDR                                 40,000      450,000
  Perkins Foods PLC                                    175,000      361,613
  Peter Black Holdings PLC                              40,000      275,295
  Pressac Holdings PLC                                  50,000      234,215
  Save Group PLC                                       100,000      146,538
  SGB Group PLC                                         75,000      175,970
  Skillgroup PLC                                        85,000      391,867
  T & S Stores PLC                                      80,000      308,883
  The Dialog Corp PLC                                  100,000      285,668
  The Mayflower Corp. PLC                               60,000      194,122
  TLG PLC                                              150,000      251,914
  Transtec PLC                                         150,000      171,648

                                BLACKROCK FUNDS
              Blackrock International Small Cap Equity Portfolio
                       Schedule of Portfolio Investments
                         February 28, 1998 (Unaudited)

Description and Percentage of Portfolio         Shares   Value
---------------------------------------         ------   -----
COMMON STOCKS--(Continued)
United Kingdom--(Continued)

Vardon PLC                                      100,000        270,849
Wyko Group PLC                                  125,000        306,661
Xaar PLC                                        150,000        255,620
                                                        --------------
Total United Kingdom                                         8,253,422
                                                        --------------
United States--1.9%
Global Telesystems Group Inc.                    10,000        366,250
                                                        --------------
Total United States                                            366,250
                                                        --------------
Total Common Stocks (Cost $17,790,164)                      18,285,701
                                                        --------------
Preferred Stocks--1.7%
GEA AG Non Voting Pfd.

Total Preferred Stocks (Cost $342,244)            1,000        318,086
                                                        --------------
Investments in Currency--0.0%                                  316,086
                                                        --------------
Total Investments in Currency (Cost $0)

                                                Coupon   Maturity Dates  Par  (000)      Value
                                                ------   --------------  ----------      -----
Short Term Securities--1.3%
Federal Home Loan Mortgage Discount Note         5.61       03/02/98     $   242              241,962
                                                                                        -------------
TOTAL Short Term Securities (Cost $241,962)                                                   241,962
                                                                                        -------------
Total Investments--100.0%  (Cost $18,374,370)                                           $  18,845,749
                                                                                        =============

                                BLACKROCK FUNDS

                   International Small Cap Equity Portfolio

                      Statement of Assets and Liabilities

                               February 28, 1998

                                  (Unaudited)


ASSETS

 Investments at value, cost   $18,374,370                                             $18,845,749
 Cash denominated in foreign currencies, cost   $0                                              0
 Cash                                                                                         334
 Dividends receivable                                                                       7,939
 Interest receivable                                                                          802
 Investments sold receivable                                                              755,716
 Capital shares sold receivable                                                                 0
 Net unrealized appreciation on
  forward foreign currency contracts                                                      101,055
 Prepaid expenses                                                                          58,344
                                                                             ---------------------
                     Total assets                                                      19,769,939
                                                                             ---------------------

LIABILITIES

 Investments purchased payable                                                            596,337
 Capital shares redeemed payable                                                               60
 Accrued expenses payable                                                                  (6,276)
 Net unrealized depreciation on
  forwared foreign curency contracts                                                            0
                                                                             ---------------------
                    Total liabilities                                                     590,121
                                                                             ---------------------

NET ASSETS                                                                            $19,179,818
                                                                             =====================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER INSTITUTIONAL SHARE  (  $16,104,509   /   1,546,774  )                                 $10.41
                                                                             =====================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SERVICE SHARE        (  $371,403      /      35,708  )                                 $10.40
                                                                             =====================

NET ASSET VALUE  AND REDEMPTION PRICE
PER INVESTOR A SHARE     (  $781,987      /      75,055  )                                 $10.42
                                                                             =====================

MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
                         (  $10.42        /       0.950  )                                 $10.97
                                                                             =====================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
(subject to a maximum contingent deferred sales charge of 4.5%)
PER INVESTOR B SHARE     (  $1,601,063    /     154,018  )                                 $10.40
                                                                             =====================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
(subject to a maximum contingent deferred sales charge of 1.0%)
PER INVESTOR C SHARE     (  $320,856      /      30,865  )                                 $10.40
                                                                             =====================

                                BLACKROCK FUNDS

                   INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

                            STATEMENT OF OPERATIONS

                   OCTOBER 1, 1997 THROUGH FEBRUARY 28, 1998

                                  (UNAUDITED)

                                                                                                     Year to Date
                                                                                                 ---------------------
INVESTMENT INCOME
   Dividends                                                                                                  $94,514
   Interest                                                                                                    38,777
   Amortized market premium                                                                                         0
   Foreign taxes withheld                                                                                     (11,242)
                                                                                                 ---------------------
     Total investment income                                                                                  122,049
                                                                                                 ---------------------

EXPENSES
   Investment advisory fee                                                                                     72,864
   Administration fee                                                                                          16,759
   Custodian fee                                                                                               13,393
   Transfer agent fee                                                                                           4,246
   Shareholder Servicing fees                                                                                   2,498
   Shareholder processing fees                                                                                  1,559
   Distribution fees                                                                                            4,960
   Legal and audit                                                                                              2,799
   Printing                                                                                                       266
   Registration fees and expenses                                                                               2,615
   Organization                                                                                                   890
   Trustees' fees and officers salary                                                                             170
   Other                                                                                                        4,372
                                                                                                 ---------------------
                                                                                                              127,391

             Less: fees voluntarily waived                                                                    (20,707)
                                                                                                 ---------------------
             TOTAL EXPENSES                                                                                   106,684
                                                                                                 ---------------------

NET INVESTMENT INCOME                                                                                          15,365
                                                                                                 ---------------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS:

Net realized gain (loss) from investment transactions                                                         342,234

Net realized gain (loss) from foreign exchange transactions                                                   (65,321)

Change in unrealized appreciation (depreciation) from investments                                             574,744

Change in unrealized appreciation (depreciation) from foreign

exchange transactions                                                                                         (11,454)

Change in unrealized appreciation (depreciation) from foreign

currency related transactions                                                                                 101,055
                                                                                                 ---------------------

Net realized and unrealized gain (loss) on investment

and foreign currency transactions                                                                             941,258
                                                                                                 ---------------------
NET INCREASE (DECREASE) IN NET ASSETS

RESULTING FROM OPERATIONS                                                                                    $956,623
                                                                                                 =====================

                                BLACKROCK FUNDS

                   International Small Cap Equity Portfolio

                      Statement of Changes in Net Assets

                   October 1, 1997 through February 28, 1998

                                  (Unaudited)

                                                                            Year to Date
                                                                        ---------------------
INCREASE (DECREASE) IN NET ASSETS

Operations
    Net investment income                                                            $15,365
    Net realized gain (loss) on investment and foreign
    currency transactions                                                            276,913
    Net unrealized gain (loss) on investment and foreign
    currency transactions                                                            664,345
                                                                        ---------------------

    NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                                        956,623
                                                                        ---------------------

Distributions to shareholders from net investment income

    Institutional class                                                              (81,520)
    Service class                                                                     (1,514)
    Investor A class                                                                  (2,465)
    Investor B class                                                                  (2,821)
    Investor C class                                                                    (560)
                                                                        ---------------------

         Total distributions from net investment income                              (88,880)
                                                                        ---------------------

Distributions to shareholders from net realized gains

    Institutional class                                                                    0
    Service class                                                                          0
    Investor A class                                                                       0
    Investor B class                                                                       0
    Investor C class                                                                       0
                                                                        ---------------------
         Total distributions from net realized gains                                       0
                                                                        ---------------------
         Total distributions to shareholders                                         (88,880)
                                                                        ---------------------
Capital share transactions                                                         1,678,212
                                                                        ---------------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,545,955
                                                                        ---------------------
NET ASSETS

         Beginning of period                                                      16,633,863
                                                                        ---------------------
         End of period                                                           $19,179,818
                                                                        =====================

                                BLACKROCK FUNDS

                   International Small Cap Equity Portfolio

                    Statement of Realized Gains and Losses

                   October 1, 1997 through February 28, 1998

                                  (Unaudited)

                                                             Year to Date
                                                          ----------------------
GAINS ON SALE OF INVESTMENTS
  Long term                                                                  $0
  Short term                                                            406,712
  Short-short term                                                       48,105
                                                          ----------------------
             Total gains                                                454,817
                                                          ----------------------
LOSSES ON SALE OF INVESTMENTS
  Long term                                                                   0
  Short term                                                           (112,583)
                                                          ----------------------
             Total losses                                              (112,583)
                                                          ----------------------
NET REALIZED GAIN (LOSS) FROM
INVESTMENT  TRANSACTIONS                                               $342,234
                                                          ======================

    Financial Highlights
    For a share outstanding throughout each period

                                            Net                     Net gain
                                           asset                   (loss) on      Distributions
                                           value       Net         investments       from net     Distributions
                                         beginning  investment    both realized     investment       from
                                         of period    income     and unrealized       income         capital
                                         ---------  ----------   --------------   -------------   -------------
    International Small Cap Equity
    Institutional Class
    10/1/97    through  2/28/96  6         $9.94       $0.01          $0.51             --             --
    9/26/97 1  through  9/30/97            10.00       --             (0.06)            --             --
    Service Class
    10/1/97    through  2/28/96  6         $9.94      ($0.01)         $0.52             --             --
    9/26/97 1  through  9/30/97            10.00       --             (0.06)            --             --
    Investor A Class
    10/1/97    through  2/28/96  6         $9.94      ($0.01)         $0.52             --             --
    9/26/97 1  through  9/30/97            10.00       --             (0.06)            --             --
    Investor B Class
    10/1/97    through  2/28/96  6         $9.94      ($0.03)         $0.51             --             --
    9/26/97 1  through  9/30/97            10.00       --            (0.06)             --             --
    Investor C Class
    10/1/97    through  2/28/96  6         $9.94      ($0.03)         $0.51             --             --
    9/26/97 1  through  9/30/97            10.00       --             (0.06)            --             --

                                         Distributions     Net                         Net
                                           from net       asset                       assets        Ratio of
                                           realized       value                       end of       expenses to
                                           capital        end of         Total        period       average net
                                            gains         period        return        (000)          assets
                                         -------------    ------        ------        ------       -----------
    International Small Cap Equity
    Institutional Class
    10/1/97    through  2/28/96  6          ($0.05)      $10.41          5.00%       $16,105          1.33%   2
    9/26/97 1  through  9/30/97              --            9.94          --           15,415          1.33
    Service Class
    10/1/97    through  2/28/96  6          ($0.05)      $10.40          4.85%          $371          1.63%   2
    9/26/97 1  through  9/30/97              --            9.94          0.30%            10          1.63
    Investor A Class
    10/1/97    through  2/28/96  6          ($0.03)      $10.42          4.88%          $782          1.79%   2
    9/26/97 1  through  9/30/97              --            9.94          0.30%           326          1.30
    Investor B Class
    10/1/97    through  2/28/96  6          ($0.02)      $10.40          4.52%        $1,601          2.52%   2
    9/26/97 1  through  9/30/97              --            9.94          0.30%           711          1.30
    Investor C Class
    10/1/97    through  2/28/96  6          ($0.02)      $10.40          4.52%          $321          2.53%   2
    9/26/97 1  through  9/30/97              --            9.94          0.30%           182          1.30

                                                                                      Ratio of net
                                         Ratio of expenses                         investment income
                                            to average          Ratio of net          to average
                                            net assets        investment income       net assets          Portfolio    Average
                                            (Excluding         to average net         (Excluding          turnover   Commission
                                             waivers)              assets              waivers)             rate        Rate
                                         -----------------     ---------------      ---------------       --------   ----------
    International Small Cap Equity
    Institutional Class
    10/1/97    through  2/28/96  6            1.62%  2             0.35%   2             0.07%   2           23%        $0.0294  5
    9/26/97 1  through  9/30/97               1.55   2             1.42    2             1.19    2           --          0.0268  5
    Service Class
    10/1/97    through  2/28/96  6            1.91%  2            (0.14)%  2            (0.43)%  2           23%        $0.0294  5
    9/26/97 1  through  9/30/97               1.86   2             1.42    2             1.19    2           --          0.0268  5
    Investor A Class
    10/1/97    through  2/28/96  6            2.08%  2            (0.16)%  2            (0.45)%  2           23%        $0.0294  5
    9/26/97 1  through  9/30/97               1.52   2             1.44    2             1.22    2           --          0.0268  5
    Investor B Class
    10/1/97    through  2/28/96  6            2.81%  2            (0.91)%  2            (1.20)%  2           23%        $0.0294  5
    9/26/97 1  through  9/30/97               1.52   2             1.58    2             1.35    2           --          0.0268  5
    Investor C Class
    10/1/97    through  2/28/96  6            2.82%  2            (0.90)%  2            (1.18)%  2           23%        $0.0294  5
    9/26/97 1  through  9/30/97               1.52   2             1.44    2             1.22    2           --          0.0268  5


  1 Commencement of operations of share class.
  2 Annualized.
  3 Sales load not reflected in total return.
  4 Contingent deferred sales load not reflected in total return.
  5 Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period. 6 Unaudited
  6 Unaudited

    See accompanying notes to financial statements.

BlackRock Funds ("the Fund") (formerly Compass Capital Funds) was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 32 publicly-offered portfolios, 1 of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Portfolios of the Fund offer as many as six classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them. The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan (the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

                                    Share Classes
              Institutional         Service                 Investor A             Investor B             Investor C
             Contractual    Actual  Contractual   Actual    Contractual  Actual    Contractual  Actual    Contractual  Actual
              Fees          Fees(4) Fees (1)      Fees (4)  Fees (2)     Fees (4)  Fees (3)     Fees (4)  Fees (3)     Fees (4)
              ----          ------- --------      --------  --------     --------  --------     --------  --------     --------
International
Small Cap
Equity        None          None    0.30%         0.30%     0.50%        0.40%     1.15%        1.15%     1.15%        1.15%

 (1) - the maximum annual contractual fees are comprised of a .15% service fee and .15% shareholder processing fee.
 (2) - the maximum annual contractual fees are comprised of a .10% distribution fee, .25% service fee and .15% shareholder processing fee.
 (3) - the maximum annual contractual fees are comprised of a .75% distribution fee, .25% service fee and .15% shareholder processing fee.
 (4) - The actual fees are as of February 28, 1998.

 In addition, Institutional and Service shares bear a Transfer Agent fee at an annual rate not to exceed .03% and Investor A, Investor B and Investor C shares bear a Transfer Agent fee at an annual rate not to exceed .10% of the average daily net asset of such respective classes.

(A)          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management estimates. Actual results could differ from these estimates.

          Security Valuation - Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. Portfolio securities which are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds are valued on the basis of quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

          Dividends to Shareholders - Dividends from net investment income are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, will be distributed at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences between generally accepted accounting principles and tax accounting principles related to the character of income and expense recognition.

          Federal Taxes - No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

          Foreign Currency Translation - The books and records of the International Equity Portfolio and International Emerging Markets Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
      (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Portfolios report forward foreign currency contracts and foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Security Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     Repurchase Agreements - Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Futures Transactions - The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Certain Portfolios may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Forward Foreign Currency Contracts - International Equity Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At February 28, 1998, the Portfolios had not entered into any forward currency contracts.

     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     Securities Lending - Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. As of February 28, 1998, no securities held by BlackRock International Small Cap Equity were on loan to Brokers.

     Other - Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

 Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.


(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, BlackRock Inc. (formerly PNC Asset Management Group, Inc.) a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment adviser. BlackRock International Ltd., an affiliate of BlackRock Inc, serves as the sub-adviser for International Small Cap Equity.

     For their advisory services, BlackRock Inc., is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on the Portfolio's average daily net assets:

     International Small Cap Equity - 1.00% of its first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% of net assets in excess of $3 billion.

     BlackRock Inc., may, at its discretion, waive all or any portion of its advisory fees for any Portfolio. For the period ended February 28, 1998, advisory fees and waivers for the Portfolio was as follows:

                            Gross                      Net
                        Advisory Fee    Waiver     Advisory Fee
                        ------------    -------    ------------

International Small
  Cap Equity               $72,864      $17,377       $55,487


  BlackRock, Inc. pays BlackRock International LTD and BlackRock fees for their sub-advisory services.

  PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., BlackRock, Inc. , an indirect wholly-owned subsidiary of PNC Bank Corp., and BlackRock Distributors, Inc. ("BDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .20% of the first $500 million, .18% of the next $500 million,
 .16% of the next $1 billion and .15% of average daily net assets in excess of $2 billion.

  PFPC, BlackRock Inc.and BDI may, at their discretion, waive all or any portion of their administration fees for any Portfolio. For the period ended February 28, 1998, administration fees and waivers for the Portfolio was as follows:

                           Gross                         Net
                       Administration               Administration
                            Fee           Waiver         Fee
                            ---           ------         ---

International Small
  Cap Equity              $16,759         $3,330       $13,429


 In addition, PNC Bank serves as custodian for the portfolio. PFPC serves as transfer and dividend disbursing agent.

 Under the Fund's Distribution and Service Plan (the "Plan"), Investor Shares of the Portfolios bear the expense of payments ("distribution fees") made to BDI, as the Fund's distributor (the "Distributor"), or affiliates of PNC Bank, for distribution and sales support services. Under the Plan, the Fund has entered into service arrangements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares and Service Shares. Refer to the fee table in the "Notes to Financial Statements" for fee information.

(C)  PURCHASES AND SALES OF SECURITIES

 For the period ended February 28, 1998, purchases and sales of securities, other than short-term and government securities, were as follows:

                            Purchases             Sales
                            ---------             -----

International Small
Cap Equity                 $87,717,460          $3,675,206

 For the period ended February 28, 1998, there were no purchases and sales of government securities.


(D)  CAPITAL SHARES

Transactions in capital shares for each period were as follows:


                                                For the Period 10/01/97         For the Period 9/26/97
                                                       through 2/28/98                through 9/30/97
                                               Shares           Value          Shares         Value
 Shares sold:
  Institutional Class                            8,509     $   85,000       1,550,001    $15,500,010
  Service Class                                 36,021        353,746               1             10
  Investor A Class                              52,222        517,964          32,754        327,508
  Investor B Class                              83,983        829,087          71,518        715,023
  Investor C Class                              12,535        125,353          18,314        183,140
 Shares issued in reinvesment of dividends:
  Institutional Class                            8,652         81,070               -              -
  Service Class                                     93            873               -              -
  Investor A Class                                 255          2,395               -              -
  Investor B Class                                 105            982               -              -
  Investor C Class                                  17            157               -              -
 Shares redeemed:
  I nstitutional Class                         (20,388)      (200,000)              -              -
  Service Class                                   (407)        (3,974)              -              -
  Investor A Class                             (10,176)       (99,031)              -              -
  Investor B Class                              (1,588)       (15,400)              -              -
  Investor C Class                                  (1)           (10)              -              -
Net increase (decrease)                        169,832     $1,678,212       1,672,588    $16,725,691

(E)  AT FEBRUARY 28, 1998, NET ASSETS CONSISTED OF:

                                                      International
                                                    Small Cap Equity
                                                        Portfolio
                                                    -----------------
Capital paid in                                          $18,403,903
Undistributed net investment income (loss)                   (70,932)
Accumulated net realized gain on investment
  transactions, futures contracts and foreign
  exchange contracts                                         276,914
Net unrealized appreciation (depreciation) on
 investment  transactions, futures contracts and
 foreign exchange contracts                                  569,933
                                                         -----------
                                                         $19,179,818
                                                         ===========

(F)     MERGER

 On September 29, 1995 and October 2, 1995, respectively, the Board of Trustees of the Fund and the Board of Trustees of The Compass Capital Group of Funds ("Compass") approved an asset purchase agreement providing for the transfer of all of the assets and liabilities of Compass to the Fund. At a special meeting of shareholders held on December 11, 1995, the shareholders of Compass voted to approve the asset purchase agreement. Pursuant to the asset purchase agreement, on January 13, 1996 all of the assets and liabilities of Compass were transferred to the Fund in a tax-free exchange for Service shares of the Fund except the assets and liabilities of the Compass International Fixed Income Fund which were transferred on February 13, 1996. The details of this business combination as it relates to the Portfolios are described below.

 The following table summarizes certain relevant information of the Fund prior to and immediately after the business combination. The Fund Portfolios are the accounting survivors and, as such, the new combined funds maintain all the operating history of the Fund Portfolios.

                                  The Compass Capital of Funds                                 BlackRock Funds
                                   and BFM Institutional Trust                          (Formerly Compass Capital Funds)
                                   ---------------------------                        --------------------------------------
                                                                                                   Combined
                                                  Unrealized                            Share     Net Assets
                                    Net Asset    Appreciation      New                Issued in      After          NAV
                       Shares at     Value at   (Depreciation)   Portfolio             Business     Business        Per
Fund Name               1/13/96      1/13/96   at 1/13/96          Name              Combination   Combination     Share
---------             ----------   ------------   -----------  -------------         -----------  --------------  ---------
Equity Income         28,396,812   $344,453,317   $17,227,647  Large Cap              25,439,684  $1,066,660,942     $13.54
                                                               Value Equity*
Growth                13,274,219    162,741,919    21,104,698  Large Cap              12,988,182     495,952,512     $12.53
                                                               Growth
                                                               Equity**
Small Company          2,364,413     24,895,586       610,916  Small Cap               1,673,203     278,684,029     $14.88
                                                               Growth Equity
International Equity   3,625,831     48,839,940     5,558,142  International Equity    3,806,698     507,920,573     $12.83
Balanced                 320,140     34,294,486     1,566,037  Balanced                2,440,889     228,489,486     $14.05

*formerly known as Value Equity.
**formerly known as Growth Equity.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

          "B" - Issue has only a speculative capacity for timely payment.

          "C" - Issue has a doubtful capacity for payment.

          "D" - Issue is in payment default.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

          "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuer does not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

          "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

          "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

          "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

          "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

          "D" - Securities are in actual or imminent payment default.

          Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

          Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - This rating is reserved for income bonds on which no interest is being paid.

          "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" -Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

          "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

          "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

          "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

          Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ----------


          As stated in the Prospectuses, certain Portfolios of the Fund may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts
    -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
          --------------------------------------
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

          Description of Interest Rate Futures Contracts.  An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges --principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts
     -----------------------

          General.  A stock or bond index assigns relative values to the stocks
          -------
or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Portfolio, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

          A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a

Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  Margin Payments
     ---------------

          Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts
    ------------------------------------------

          There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

          When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts
     ----------------------------

          A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters
      -------------

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                              BLACKROCK FUNDS/SM/
                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

  (a)  Financial Statements:

       (1) Incorporated by reference into Part A of the Registration Statement are the following tables:

           (i) Audited Financial Highlights for the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, International Equity, International Small Cap Equity, International Emerging Markets, Select Equity, Index Equity, Balanced, Intermediate Government Bond, Intermediate Bond, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Government Income and Ohio Tax-Free Income Portfolios for the fiscal years or periods ended September 30, 1997, September 30, 1996, September 30, 1995, September 30, 1994, September 30, 1993, September 30, 1992, September 30, 1991 and September 30, 1990.

           (ii) Audited Financial Highlights for the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios for the fiscal years or periods ended September 30, 1997, September 30, 1996 and January 31, 1996, and for the fiscal years ended February 28, 1995, February 28, 1994, February 28, 1993 and February 29, 1992.

           (iii) Audited Financial Highlights for the Low Duration Bond (formerly the Short Government Bond) and Core Bond Portfolios for the fiscal years or periods ended September 30, 1997, September 30, 1996 and March 31, 1996, and for the fiscal years ended June 30, 1995, June 30, 1994 and June 30, 1993.

           (iv) Audited Financial Highlights for the Multi-Sector Mortgage Securities Portfolio III for the fiscal years or periods ended September 30, 1997, September 30, 1996, March 31, 1996 and June 30, 1995.

     (2) Incorporated by reference into Part B of the Registration Statement are the following audited financial statements:

           (i) With respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, New Jersey Municipal Money Market and Virginia Municipal Money Market Portfolios:

                              Report of Independent Accountants for the year ended September 30, 1997;

                              Statements of Net Assets - September 30, 1997;

                              Statements of Operations for the year ended
                              September 30, 1997;

                              Statements of Changes in Net Assets for the years ended September 30, 1997 and 1996;

                              Financial Highlights;

                              Notes to Financial Statements.

           (ii) With respect to the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, Select Equity, Index Equity, Small Cap Value Equity, International Equity, International Small Cap Equity, International Emerging Markets and Balanced Portfolios:

                              Report of Independent Accountants for the year or period ended September 30, 1997;

                              Statements of Net Assets - September 30, 1997;

                              Statements of Operations for the year or period ended September 30, 1997;

                              Statements of Changes in Net Assets for the years or periods ended September 30, 1997 and 1996;

                              Financial Highlights;

                              Notes to Financial Statements.

           (iii) With respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Intermediate Bond, Government Income, Low Duration Bond (formerly the Short Government Bond), Core Bond, New Jersey Tax-Free Income and International Bond
                 Portfolios:

                              Report of Independent Accountants (Coopers &
                              Lybrand L.L.P.) for the year ended September 30, 1997;

                              Schedules of Investments and Statements of Assets and Liabilities with respect to the International Bond and Tax-Free Income Portfolios - September 30, 1997;

                              Statements of Net Assets (all Portfolios except International Bond and Tax-Free Income Portfolios) - September 30, 1997;

                              Statements of Operations for the year ended
                              September 30, 1997;

                              Statement of Cash Flows with respect to the Government Income Portfolio for the year ended September 30, 1997;

                              Statements of Changes in Net Assets for the years or periods ended September 30, 1997 and 1996 and for the periods ended March 31, 1996 for the Low Duration Bond (formerly the Short Government Bond) Portfolio and the Core Bond Portfolio and January 31, 1996 for the International Bond and New Jersey Tax-Free Income Portfolios;

                              Financial highlights for all periods
                              presented except for the periods ended June
                              30, 1995 and
                              prior periods for the Low Duration Bond (formerly the Short Government Bond) and Core Bond Portfolios;

                              Notes to Financial Statements.

           (iv) With respect to the Low Duration Bond Portfolio (formerly the Short Government Bond Portfolio) and Core Bond Portfolio:

                              Report of Independent Accountants (Deloitte & Touche L.L.P.) for the fiscal year ended June 30, 1995 as it relates to the Statement of Changes in Net Assets for the year ended June 30, 1995 and the Financial Highlights for the years or periods ended June 30, 1995, 1994 and 1993.

           (v)   With respect to The Multi-Sector Mortgage Securities Portfolio
                 III:

                 Report of Independent Accountants (Coopers & Lybrand L.L.P.) for the year ended September 30, 1997;

                              Schedule of Investments - September 30, 1997;

                              Statement of Assets and Liabilities -September 30, 1997;

                              Statement of Operations for the year ended
                              September 30, 1997;

                              Statement of Changes in Net Assets for the year ended September 30, 1997 and the periods ended September 30, 1996 and March 31, 1996;

                              Financial highlights for all periods presented;

                              Notes to Financial Statements.

           (iv) With respect to The U.S. Large Company Series of The DFA Investment Trust Company:

                              Report of Independent Accountants (Coopers &
                              Lybrand L.L.P.) for the fiscal year ended November 30, 1997;

                              Statement of Net Assets - November 30, 1997;

                              Statement of Operations for the year ended
                              November 30, 1997;

                              Statement of Changes in Net Assets for the year ended November 30, 1997;

                              Financial Highlights;

                              Notes to Financial Statements.

           (3) Included in Part B of the Registration Statement are the following unaudited financial statements with respect to the International Small Cap Equity Portfolio:

                              Schedule of Investments - February 28, 1998

                              Statement of Assets and Liabilities -
                              February 28, 1998;

                              Statement of Operations for the period ended
                              February 28, 1998;

                              Statement of Changes in Net Assets for the period ended February 28, 1998;

                              Statement of Realized Gains and Losses for the period ended February 28, 1998;

                              Financial Highlights;

                              Notes to Financial Statements.

           (b)    Exhibits:

                   (1)  (a)   Declaration of Trust of the Registrant dated
                              December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective
                              Amendment No. 33 to Registrant's Registration
                              Statement on Form N-1A filed on January 27, 1998.

                        (b) Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to

                              Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to
                              Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996 ("Post-
                              Effective Amendment No. 23").

                        (e) Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

           (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

           (3)                None.

           (4) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998; Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

           (5)          (a)   Investment Advisory Agreement between Registrant
                              and PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage
                              Securities Portfolio III and Index Equity
                              Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective

                              Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (c) Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                        (d) Form of Amendment No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

                        (e) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

                        (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's

                              Registration Statement on Form N-1A filed on
                              May 30, 1996.

                        (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Large Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Large Cap Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (j) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (k) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial

                              Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (l) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid-Cap Value Equity Portfolio is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                        (m) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio is incorporated herein by reference to
                              Exhibit 5(l) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                        (n) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                        (o) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

                        (p) Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Micro-Cap Equity Portfolio, GNMA Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(p) of Post-Effective Amendment No. 33 to

                              Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (q) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Micro-Cap Equity Portfolio is incorporated herein by reference to Exhibit (5)(q) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (r) Form of Sub-Advisory Agreement between BlackRock, Inc. and BlackRock Financial Management, Inc. with respect to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is incorporated herein by reference to Exhibit (5)(r) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

           (6)          (a)   Distribution Agreement between Registrant and
                              Provident Distributors, Inc. dated January 31,
                              1994 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-
                              1A filed on January 27, 1998.

                        (b) Form of Appendix A to Distribution Agreement between Registrant and Compass Distributors, Inc. is incorporated herein by reference to Exhibit
                              (6)(b) of Post-Effective Amendment No. 33 to
                              Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (c) Amendment No. 2 to the Distribution Agreement between Registrant and Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to Exhibit (6)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (d) Amendment No. 3 to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 21 to Registrant's

                              Registration Statement on Form N-1A filed on May 30, 1996.

           (7)                None.


           (8)          (a)   Custodian Agreement dated October 4, 1989 between
                              Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 33 to Registrant's
                              Registration Statement on Form N-1A filed on
                              January 27, 1998.

                        (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (d) Form of Appendix B to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(d) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                        (f) Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28,

                              1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (g) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                        (h) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

                        (i) Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

           (9)          (a)   Form of Amended and Restated Administration
                              Agreement among Registrant, Compass Distributors,
                              Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(d) of Post-Effective
                              Amendment No. 27 to Registrant's Registration
                              Statement on Form N-1A filed on January 28, 1997.

                        (b) Forms of Appendix A and Appendix B to Amended and Restated Administration Agreement between Registrant, Compass Distributors, Inc. and PFPC Inc. are incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (c) Form of Co-Administration Agreement between Registrant and BlackRock, Inc. is incorporated herein by reference to Exhibit (9)(c) of Post-Effective Amendment

                              No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (d) Form of Appendix A to Co-Administration Agreement between Registrant and BlackRock, Inc. is incorporated herein by reference to Exhibit (9)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (e) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (f) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit
                              (9)(f) of Post-Effective Amendment No. 33 to
                              Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (g) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit
                              (9)(g) of Post-Effective Amendment No. 33 to
                              Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (i) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (9)(h) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998. Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (j) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(j) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

                        (k) License Agreement dated as of December 1, 1995 between the Registrant and Compass Capital Group, Inc. is incorporated herein by reference to
                              Exhibit 9(q) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

                        (l) Share Acquisition Agreement dated as of April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein.

           (10)               Opinion and Consent of Counsel.

           (11)               Consent of Coopers & Lybrand L.L.P.

           (12)               None.

           (13)         (a)   Form of Purchase Agreement between Registrant and
                              Registrant's distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1,
                              J-2, K-2, L-2, M-2, N-2, O-2, P-2, D-1, E-1, F-1,
                              G-1, H-1, K-1,

                              L-1, M-1, N-1, O-1, P-1, A-2, B-2, C-2, I-2, J-2,
                              A-3, B-3, C-3, D-3, E-3, F-3, G-3, H-3, I-3, J-3,
                              K-3, L-3, M-3, N-3, O-3, P-3, Q-1, Q-2, Q-3, R-1,
                              R-2, R-3, S-1, S-2, S-3, T-1, T-2, T-3, U-1, U-2,
                              U-3, A-4, D-4, E-4, F-4, G-4, H-4, K-4, L-4, M-4,
                              N-4, O-4, P-4, R-4, S-4, T-4, U-4, W-4, X-4, Y-4,
                              V-1, V-2, V-3, W-1, W-2, W-3, X-1, X-2, X-3, Y-1,
                              Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA-2, AA-3, AA-4,
                              AA-5, BB-1, BB-2, BB-3, BB-4, BB-5, CC-3, A-5, B-
                              4, B-5, C-4, C-5, I-4, I-5, J-4, J-5, Q-4, Q-5, V-
                              4, V-5, Z-4, Z-5, X-1, X-3, D-5, E-5, F-5, G-5, H-
                              5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-5, U-
                              5, W-5, X-5, Y-5, DD-1, DD-2, DD-3, DD-4, DD-5,
                              EE-1, EE-2, EE-3, EE-4, EE-5, R-6, BB-6, FF-3, GG-
                              3, HH-1, HH-2, HH-3, HH-4, HH-5, II-1, II-2, II-3,
                              II-4, II-5, S-6, JJ-1, JJ-2, JJ-3, JJ-4, JJ-5, KK-
                              1, KK-2, KK-3, KK-4, KK-5, LL-1, LL-2, LL-3, LL-4
                              and LL-5 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

           (14)               None.

           (15)         (a)   Amended and Restated Distribution and Service Plan
                              for Service, Series A Investor, Series B Investor,
                              Series C Investor, Institutional and BlackRock
                              Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to
                              Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

                        (b) Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated herein by reference to Exhibit (15)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

           (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

           (17)               None.

           (18) Plan Pursuant to 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit (18) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

           (24)         (a)   Registrant's Annual Reports for the Money Market,
                              Equity and Bond Portfolios, each dated September
                              30, 1997, are incorporated herein by reference to Registrant's filings including such Annual Reports filed on December 5, 1997 with respect to the Money Market Portfolios (Accession No. 0000935069-
                              97-000209), and December 9, 1997 with respect to the Equity and Bond Portfolios (Accession Nos.
                              0000935069-97-000210 and 0000935069-97-000211).

                        (b) Registrant's Annual Report for the Multi-Sector Mortgage Securities Portfolio III, dated September 30, 1997, is incorporated herein by reference to Registrant's filing including such Annual Report filed on November 26, 1997 (Accession No. 0000930413-97-000628).

                        (c) Annual Report for The DFA Investment Trust Company ("DFA") (File No. 811-7436) dated November 30, 1997 with respect to the U.S. Large Company Series is incorporated herein by reference to DFA's filing including such Annual Report and filed on February 5, 1998 (Accession No. 0001047469-98-
                              003623).

           (99)         (a)   Power of Attorney of David R. Wilmerding dated
                              March 5, 1996 appointing David R. Wilmerding,
                              Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective
                              Amendment No. 28 to Registrant's Registration
                              Statement on form N-1A filed on February 18, 1997.

                        (b) Power of Attorney of William O. Albertini dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                        (c) Power of Attorney of Raymond J. Clark dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                        (d) Power of Attorney of Robert M. Hernandez dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

                        (e) Power of Attorney of Anthony M. Santomero dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant is controlled by its Board of Trustees.

Item 26.  Number of Holders of Securities

          With regard to the classes of shares of the Registrant, the following information is as of March 31, 1998:


Portfolio                              Institutional  Service  Investor A  Investor B  Investor C
-------------------------------------  -------------  -------  ----------  ----------  ----------

Money Market                                      18      682         842          30           1
US Treasury Money Market                           4      198          85           1           1
Municipal Money Market                             2       62           7           1           2
Ohio Municipal Money Market                        7        3           4           1           1
Pennsylvania Municipal Money Market               29       40          45           1           1
North Carolina Municipal                          13        5           9           1           1
 Money Market

Portfolio                              Institutional  Service  Investor A  Investor B  Investor C
-------------------------------------  -------------  -------  ----------  ----------  ----------

New Jersey Municipal Money Market                  9      109          23           1           1
Virginia Municipal Money Market                   11        2           3          N/A         N/A
Managed Income                                    31       10         265         115          N/A
Tax-Free Income                                   10      114         130          65           3
Ohio Tax-Free Income                               5        2          28          26          N/A
Pennsylvania Tax-Free Income                       2      115         325         454           1
New Jersey Tax-Free Income                       N/A    1,460          17          27           1
Low Duration Bond                                 25      934          57           4           3
Low Duration Bond/BlackRock Class                  9         N/A       N/A         N/A         N/A
Intermediate Bond                                 10      798          54           4          N/A
Core Bond                                         28    1,088          53         607          11
Core Bond/BlackRock Class                          7         N/A       N/A         N/A         N/A
Intermediate Government                           15        3         161           4           1
Government Income                                N/A         N/A       81       1,009          11
International Bond                                 6       86          68          97          47
International Emerging Markets                    14       15         184         409           4
Large Cap Growth Equity                           32      595         585       1,157          10
Index Equity                                       8      291         887       3,445       1,129
Small Cap Value Equity                            58      168         895       2,385         115
International Equity                              29      530         615       1,233           7
International Small Cap Equity                     2        2          15         135           4
Balanced                                          14      120       1,655       2,926           5
Large Cap Value Equity                            53    4,300         783       2,993          33
Small Cap Growth Equity                           35      601       1,361       4,589         399
Select Equity                                     33        9         322       3,254          26
Mid-Cap Value Equity                              10       15          71       1,132          17
Mid-Cap Growth Equity                             15        6          55         724          16
Micro-Cap Equity                                   0        0           0           0           0
Multi-Sector Mortgage                              2        N/A       N/A         N/A         N/A
  Securities III
BlackRock Strategic I                             13        N/A       N/A         N/A         N/A
BlackRock Strategic II                             0        N/A       N/A         N/A         N/A

Item 27.       Indemnification

         Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit (6)(a). Indemnification of PFPC Inc. and BlackRock Distributors, Inc. in their capacity as co-administrators is provided for in Section 7 of the Amended and Restated Administration Agreement incorporated by reference herein as Exhibit 9(a). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in
Section 22 of the Custodian Agreement incorporated by reference herein as
Exhibit 8(a) and Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 9(e). Indemnification of BlackRock, Inc. in its capacity as co-administrator as provided for in Section 7 of the Co-Administration Agreement incorporated by reference herein as Exhibit 9(c). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

         Indemnification of Trustees, Officers, Representatives and Employees.
         --------------------------------------------------------------------
     The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except
                                                                      ------
     with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a
                              --------
     compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or
               --------
     reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have
                             --------
     given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

         Indemnification of Shareholders.  In case any Shareholder or former
         -------------------------------
     Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 28. Business and Other Connections of Investment Advisers

         (a) BlackRock Advisors, Inc. (formerly BlackRock, Inc.) is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock Advisors, Inc. was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 28 of officers and directors of BlackRock Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

         (b) BlackRock Institutional Management Corporation (formerly
PNC Institutional Management Corporation) ("BIMC") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

         (c) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 28 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

         (d) BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited) ("BIL") is an indirect wholly-owned subsidiary of PNC Bank Corp. The list required by this Item 28 of officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 29. Principal Underwriter

         (a)   Not applicable.

         (b) The information required by this Item 29 with respect to each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is incorporated by reference to Schedule A of FORM BD filed by BlackRock Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

         (c)   Not applicable.

Item 30.  Location of Accounts and Records

               (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

               (2) BlackRock Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 (records relating to its functions as distributor and co-administrator).

               (3) BlackRock Advisors, Inc. (formerly BlackRock, Inc.), 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and co-administrator

               (4)  BlackRock Institutional Management Corporation (formerly
                    PNC Institutional Management Corporation), Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

               (5) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154; 30 South 17th Street, Philadelphia, Pennsylvania 19103; and 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment adviser and sub-adviser).

               (6) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

               (7) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

               (8) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

               (9) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).

               (10) BlackRock International, Ltd. (formerly CastleInternational
                    Asset Management Limited), 7 Castle Street, Edinburgh, Scotland, EH2 3AH (records relating to its functions as investment sub-adviser).

               (11) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New
                    York, NY 10043 (records relating to its functions as sub-custodian).

               (12) PNC Bank Corp., 1600 Market Street, 28th Floor,
                    Philadelphia, PA 19103 (Registrant's declaration of trust, code of regulations and minute books).

Item 31. Management Services

         None.

Item 32. Undertakings

     (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

(b) (1) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 33 to Registrant's 1933 Act Registration Statement relating to shares of the Micro-Cap Equity Portfolio and BlackRock Shares of the Intermediate Bond Portfolio, or the initial public offering thereof, whichever is later.

    (2) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 34 to Registrant's 1933 Act Registration Statement relating to shares of the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios, or the initial public offering thereof, whichever is later.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 36 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 29th day of April, 1998.


                              BLACKROCK FUNDS/SM/
                              Registrant



                              By: * Raymond J. Clark
                                  -------------------------------
                              Raymond J. Clark,
                               President and Treasurer
                               (Principal Executive Officer)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


    Signature                 Title                           Date
    ---------                 -----                           ----

* Raymond J. Clark            Trustee, President and
--------------------------    Treasurer                       April 29, 1998
(Raymond J. Clark)


* David R. Wilmerding, Jr.    Chairman of the Board           April 29, 1998
--------------------------
(David R. Wilmerding, Jr.)


* Anthony M. Santomero        Vice-Chairman of the Board      April 29, 1998
--------------------------
(Anthony M. Santomero)


* William O. Albertini        Trustee                         April 29, 1998
-------------------------
(William O. Albertini)


* Robert M. Hernandez         Trustee                         April 29, 1998
--------------------------
(Robert M. Hernandez)



*By:   /s/ Karen H. Sabath
      ---------------------------------
      Karen H. Sabath, Attorney-in-Fact

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.       Description
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9(l) Share Acquistion Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein.

10                Opinion and Consent of Counsel.

11                Consent of Coopers & Lybrand L.L.P.